UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21910
Claymore Exchange-Traded Fund Trust 2
 (Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
 (Name and address of agent for service)
Registrant's telephone number, including area code: (312) 827-0100
Date of fiscal year end: August 31
Date of reporting period: September 1, 2017 – February 28, 2018

Item 1.  Reports to Stockholders.
The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM

2.28.2018 (Unaudited)

Guggenheim Funds Semiannual Report

GuggenheimInvestments.com

ETF-002-SAR-0218

Contents

Dear Shareholder	3

Economic and Market Overview	4

Management Discussion of Fund Performance	6

Performance Report and Fund Profile	20

About Shareholders’ Fund Expenses	29

Schedule of Investments	30

Statements of Assets and Liabilities	51

Statements of Operations	53

Statements of Changes in Net Assets	55

Financial Highlights	59

Notes to Financial Statements	66

Other Information	78

Information on Board of Trustees and Officers	79

Approval of Advisory Agreements - Claymore Exchange-Traded Fund Trust 2	83

Trust Information	85

Guggenheim Investments Privacy Policies	86

About the Trust Adviser	Back Cover

(Unaudited)	February 28, 2018

DEAR SHAREHOLDER

Guggenheim Funds Investment Advisors, LLC and Guggenheim Partners Investment Management, LLC (the “Investment Advisers”) are pleased to present the shareholder report for several of our exchange-traded funds (“ETFs” or “Funds”). This report covers performance of the Funds for the semiannual fiscal period ended February 28, 2018.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm. Guggenheim Funds Distributors, LLC is the distributor of the Funds.

Invesco Ltd. (NYSE: IVZ) announced on April 9, 2018, that it had completed its previously announced acquisition of Guggenheim Investments’ exchange-traded funds (ETF) business. Effective as of the close of business on April 6, 2018, substantially all of the Guggenheim ETFs have been reorganized into corresponding newly created exchange traded funds of Invesco’s PowerShares family of ETFs in a tax-free transaction. A small number of Guggenheim ETFs are still awaiting shareholder approval to reorganize into PowerShares ETFs, and will be reorganized when that approval is received.

To learn more about economic and market conditions over the last year and the objective and performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, which begins on page 6.

Sincerely,

Guggenheim Funds Investment Advisors, LLC
Guggenheim Partners Investment Management, LLC

Claymore Exchange-Traded Fund Trust 2
April 25, 2018

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	February 28, 2018

The performance of the global economy exceeded expectations in 2017, with growth accelerating and the economic expansion becoming more synchronized across countries. The final estimate of U.S. real gross domestic product growth came in at 2.9% for the fourth quarter of 2017. This bodes well for 2018, supported by strong global momentum, supportive financial conditions, and an extra boost from tax cuts and increased government spending by more than half a percentage point. Corporate profit growth should also get a jolt from the tax bill, though some highly leveraged companies will be hurt by the new limits on interest expense deductibility.

The February jobs report was very strong across the board, providing an ideal set of numbers for the market as job gains remained robust even as wage growth remained contained and the unemployment rate held steady at 4.1% in February, the fourth consecutive month without change. This stability amid solid job gains reflects the fact that more people are reentering the labor force, suggesting there is additional room for the economy to expand before it starts to overheat. However, data suggests that prime age worker participation has returned to pre-crisis peaks, so these job gains should not be expected to continue for too much longer without creating wage pressure.

Core inflation remains below the U.S. Federal Reserve’s (the “Fed”) 2% goal on a year-over-year basis, but is trending at a faster pace. Core consumer price index (“CPI”) inflation in February came in at a year-over-rate of 1.8%, although on a 6-month annualized basis it totaled 2.5%.

The employment report and CPI releases do not change Guggenheim’s view of four Fed hikes anticipated in 2018, and a number of Federal Open Market Committee members have indicated that they have upgraded their outlook for this year. Fed Governor Lael Brainard summed up the emerging Fed view best. She said the Fed will have to become more restrictive because “[m]any of the forces that acted as headwinds to U.S. growth and weighed on policy in previous years,” such as fiscal tightening and slow global growth, “are generating tailwinds currently.”

The market is starting to digest the possible ramifications of recently announced steel and aluminum tariffs which will go into effect at the end of March. Canada and Mexico will be officially exempt, while other countries are able to apply for exemptions on the basis of national security relationships. The real risk comes from other countries retaliating and if the administration pushes ahead with further protectionist moves.

Over the six months ended February 2018, the bear flattening (the condition in which short-term rates rise faster than long-term rates) of the U.S. Treasury curve continued with Treasury yields higher across the curve. Yields increased the most in the belly of the curve, with 3-year Treasurys 98 basis points higher to end the period at 2.42%. The 2-year/10-year curve, which started the period at 79 basis points, finished February at 62 basis points.

For the six-month period ended February 28, 2018, the Standard & Poor’s (“S&P”) 500 Index returned 10.84%. The MSCI Europe-Australasia-Far East (“EAFE”) Index returned 7.12%. The return of the MSCI Emerging Markets Index was 10.58%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index posted a -2.18% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index returned 1.11%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index was 0.58% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited) continued	February 28, 2018

Index Definitions
All indices described below are unmanaged and reflect no expenses. It is not possible to invest directly in any index.

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

The Dow Jones Global Utilities Index includes those companies in the Dow Jones Global Index associated with generating and distributing electricity through the burning of fossil fuels such as coal, petroleum and natural gas, and through nuclear energy; alternative electricity companies generating and distributing electricity from a renewable source; distributors of gas to end users; and multi-utility and water companies.

The MSCI China Index is a capitalization-weighted index that measures the performance of large- and mid-cap securities in the Chinese equity markets and includes representation across China H shares, B shares, Red chips and P chips.

The MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

The MSCI World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East.

The S&P 500 is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

The S&P Global BMI (Broad Market Index), which comprises the S&P Developed BMI and S&P Emerging BMI, is a comprehensive, rules-based index measuring global stock market performance.

Industry Sectors
Comments about industry sectors in these Fund commentaries are based on Bloomberg Barclays industry classifications.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 5

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)	February 28, 2018

YAO Guggenheim China All-Cap ETF

Fund Overview
The Guggenheim China All-Cap ETF, NYSE Arca ticker: YAO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China All-Cap Index (the “Index”).

The Index is designed to measure and monitor the performance of the investable universe of publicly traded companies based in mainland China. The Index was created by AlphaShares, LLC (“AlphaShares”) and is maintained by Standard & Poor’s. The Index includes equity securities of companies of all capitalizations, as defined by AlphaShares, subject to certain minimum capitalization requirements. The Fund will invest at least 80% of its total assets in common stock, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”), and international depositary receipts (“IDRs”) that comprise the Index and depositary receipts or shares representing common stocks included in the Index (or underlying securities representing ADRs, ADSs, GDRs, and IDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

On September 28, 2017, Guggenheim Capital LLC entered into an agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading independent global investment management company (the “Transaction”). In connection with the Transaction, on November 15, 2017, the Board approved an Agreement and Plan of Reorganization providing for the reorganization of the Fund into a newly-created exchange-traded fund of the PowerShares by Invesco family of funds (the “Acquiring Fund”). The reorganization of the Fund was approved by shareholders of the Fund, and the reorganization closed on April 6, 2018. The Acquiring Fund will have the same investment objective and will track the same underlying index as the Fund, and will be subject to substantially the same principal investment strategies, policies and risks as the Fund, but as part of an Invesco-sponsored platform.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2018.

On a market price basis, the Fund generated a total return of 12.67%, which included an increase in market price over the period to $36.69 on February 28, 2018, from $33.23 on August 31, 2017. On an NAV basis, the Fund generated a total return of 13.13%, which included an increase in NAV over the period to $36.74 on February 28, 2018, from $33.14 on August 31, 2017. At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and other Fund expenses.

For comparison, the Index returned 13.50%, and the MSCI China Index returned 14.48% for the same period.

The Fund made an annual income distribution of $0.7144 per share on December 29, 2017, to shareholders of record on December 27, 2017.

Performance Attribution
For the six-month period ended February 28, 2018, the information technology sector contributed the most to the Fund’s return, followed by the financials sector. The telecommunications services sector detracted the most from return, followed by the utilities sector.

Positions that contributed the most to the Fund’s return included Tencent Holdings Ltd., a Chinese Internet service portal; Ping An Insurance Group Co. of China Ltd. Class H, a provider of a variety of insurance services in Hong Kong; and China Construction Bank Corp. Class H, which provides commercial banking products and services to individuals and corporate customers (5.0%, 3.7%, and 5.6%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included China Mobile Ltd., a telecommunications services provider in mainland China; Ctrip.com International Ltd ADR, a provider of travel-related services; and China Life Insurance Co. Ltd. Class H, which offers a wide range of life, accident, and health insurance products and services (3.5%, 1.2%, and 1.5%, respectively, of the Fund’s long-term investments at period end).

6 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 28, 2018

CQQQ Guggenheim China Technology ETF

Fund Overview
The Guggenheim China Technology ETF, NYSE Arca ticker: CQQQ (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Technology Index (the “Index”).

The Index is designed to measure and monitor the performance of the universe of publicly traded companies that are based in mainland China, Hong Kong, or Macau, are in the Information Technology Sector, as defined by Standard & Poor’s Global Industry Classification Standard, and are open to foreign investment. The Index was created by AlphaShares, LLC (“AlphaShares”) and is maintained by Standard & Poor’s. The Index includes equity securities of companies of all categories of market capitalizations, as defined by AlphaShares (subject to certain minimum capitalization requirements).

The Index may include Hong Kong-listed securities, including China H-shares and Red Chips. China H-shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. Red Chip shares are issued by companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. The Index may also include N-shares, which are issued by companies based in mainland China and listed on the NYSE Arca, Inc. or NASDAQ Stock Market. The Index does not include China A-Shares (which are subject to substantial restrictions on foreign investment) or China B-Shares (which offer a generally smaller market and limited liquidity), each of which trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange.

The Fund will invest at least 80% of its total assets in common stock, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”), and international depositary receipts (“IDRs”) that comprise the Index and depositary receipts or shares representing common stocks included in the Index (or underlying securities representing ADRs, ADSs, GDRs, and IDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

On September 28, 2017, Guggenheim Capital LLC entered into an agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading independent global investment management company (the “Transaction”). In connection with the Transaction, on November 15, 2017, the Board approved an Agreement and Plan of Reorganization providing for the reorganization of the Fund into a newly-created exchange-traded fund of the PowerShares by Invesco family of funds (the “Acquiring Fund”). The reorganization of the Fund is still awaiting shareholder approval, and the reorganization will close as soon as practicable thereafter. The Acquiring Fund will have the same investment objective and will track the same underlying index as the Fund, and will be subject to substantially the same principal investment strategies, policies and risks as the Fund, but as part of an Invesco-sponsored platform.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2018.

On a market price basis, the Fund generated a total return of 14.20%, which included an increase in market price over the period to $62.17 on February 28, 2018, from $55.21 on August 31, 2017. On an NAV basis, the Fund generated a total return of 15.36%, which included an increase in NAV over the period to $62.56 on February 28, 2018, from $55.00 on August 31, 2017. At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and other Fund expenses.

For comparison, the Index returned 15.59%, and the MSCI China Index returned 14.48% for the same period.

The Fund made an annual income distribution of $0.8577 per share on December 29, 2017, to shareholders of record on December 27, 2017.

Performance Attribution
For the six-month period ended February 28, 2018, most of the holdings were in the information technology sector, which had positive return for the period.

Positions that contributed the most to the Fund’s return included Tencent Holdings Ltd., a Chinese Internet service portal; Landing International Development Ltd., an investment holding company which, through its subsidiaries, develops and operates integrated resorts, gaming clubs, entertainment facilities, and properties; and YY, Inc. ADR, a live streaming platform that enables users to interact in live online group activities through voice, text, and video (10.2%, 2.2%, and 3.5%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included Sohu.com, Inc., an online media search and game service group; Momo, Inc. ADR, a mobile-based social networking platform; and AGTech Holdings Ltd., which provides professional lottery services in China (0.6%, 1.3%, and 0.2%, respectively, of the Fund’s long-term investments at period end).

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 7

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 28, 2018

TAN Guggenheim Solar ETF

Fund Overview
The Guggenheim Solar ETF, NYSE Arca ticker: TAN (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the MAC Global Solar Energy Index (the “Index”).

As of February 28, 2018, the Index is comprised of approximately 25 securities selected based on the relative importance of solar power within the company’s business model, as determined by MAC Indexing LLC (the “Index Provider”). The Index is designed to track companies within the following business segments of the solar energy industry: companies that produce solar power equipment and products for end users; companies that produce fabrication products (such as the equipment used by solar cell and module producers to manufacture solar power equipment) or services (such as companies specializing in the solar cell manufacturing or the provision of consulting services to solar cell and module producers) for solar power equipment producers; companies that supply raw materials or components to solar power equipment producers or integrators; companies that derive a significant portion of their business (as defined in the Fund prospectus under “Index Methodology”) from solar power system sales, distribution, installation, integration, or financing; and companies that specialize in selling electricity derived from solar power.

The Index is generally comprised of equity securities, including American depositary receipts (“ADRs”), and global depositary receipts (“GDRs”), traded in developed markets, as defined by the Index Provider. While the equity securities comprising the Index are traded in developed markets, the issuers of such securities may be located in emerging markets. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. The Fund will invest at least 90% of its total assets in common stock, ADRs, and GDRs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs and GDRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.

On September 28, 2017, Guggenheim Capital LLC entered into an agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading independent global investment management company (the “Transaction”). In connection with the Transaction, on November 15, 2017, the Board approved an Agreement and Plan of Reorganization providing for the reorganization of the Fund into a newly-created exchange-traded fund of the PowerShares by Invesco family of funds (the “Acquiring Fund”). The reorganization of the Fund is still awaiting shareholder approval, and the reorganization will close as soon as practicable thereafter. The Acquiring Fund will have the same investment objective and will track the same underlying index as the Fund, and will be subject to substantially the same principal investment strategies, policies and risks as the Fund, but as part of an Invesco-sponsored platform.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2018.

On a market price basis, the Fund generated a total return of 13.82%, which included an increase in market price over the period to $24.27 on February 28, 2018, from $21.70 on August 31, 2017. On an NAV basis, the Fund generated a total return of 15.05%, which included an increase in NAV over the period to $24.44 on February 28, 2018, from $21.62 on August 31, 2017. At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and other Fund expenses.

For comparison, the Index returned 14.11%, and the MSCI World Index returned 8.86% for the same period.

The Fund made an annual income distribution of $0.4449 per share on December 29, 2017, to shareholders of record on December 27, 2017.

Performance Attribution
The information technology and utilities sectors contributed the most to the Fund’s return for the six-month period ended February 28, 2018. The financials sector and the industrials sector detracted the most from return.

Positions that contributed the most to the Fund’s return included SolarEdge Technologies, Inc., a provider of power optimizer, solar inverter and monitoring solutions for photovoltaic arrays; First Solar, Inc., a leading global provider of comprehensive photovoltaic (PV) solar systems; and GCL-Poly Energy Holdings Ltd., a green energy supplier in China, providing power and heat via cogeneration, incineration, and wind power (9.3%, 9.6%, and 8.0%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included JinkoSolar Holding Co. Ltd. ADR, which produces silicon wafers, solar cells, and solar modules; SunPower Corp. Class A, which designs, manufactures, and markets solar electric power technologies; and Vivint Solar, Inc., which designs, installs, and maintains solar solutions (3.1%, 3.6%, and 1.5%, respectively, of the Fund’s long-term investments at period end).

8 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 28, 2018

CGW Guggenheim S&P Global Water Index ETF

Fund Overview
The Guggenheim S&P Global Water Index ETF, NYSE Arca ticker: CGW (the “Fund”), seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the S&P Global Water Index (the “Index”).

The Index is comprised of approximately 50 equity securities selected, based on investment and other criteria, from a universe of companies listed on global developed market exchanges. Standard & Poor’s (“S&P”) generally defines “developed markets” as the capital markets of those countries with high levels of per capita income and strict market regulation resulting in greater transparency. The universe of companies includes all companies classified by Standard & Poor’s Global Industry Classifications as being associated (in a manner representing a major component of such companies’ business) with the global demand for water, including water utilities, infrastructure, equipment, instruments, and materials. Total market capitalization and float-adjusted market capitalization of securities in the Index must be at least $250 million and $100 million, respectively, at the time of each reconstitution, which includes small-, mid-, and large-capitalization securities as defined by S&P. The companies in the universe are selected using criteria as identified by S&P. The Fund will invest at least 90% of its total assets in common stock and American depositary receipts (“ADRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.

On September 28, 2017, Guggenheim Capital LLC entered into an agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading independent global investment management company (the “Transaction”). In connection with the Transaction, on November 15, 2017, the Board approved an Agreement and Plan of Reorganization providing for the reorganization of the Fund into a newly-created exchange-traded fund of the PowerShares by Invesco family of funds (the “Acquiring Fund”). The reorganization of the Fund was approved by shareholders of the Fund, and the reorganization closed on April 6, 2018. The Acquiring Fund will have the same investment objective and will track the same underlying index as the Fund, and will be subject to substantially the same principal investment strategies, policies and risks as the Fund, but as part of an Invesco-sponsored platform.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2018.

On a market price basis, the Fund generated a total return of 2.14%, which included an increase in market price over the period to $33.60 on February 28, 2018, from $33.46 on August 31, 2017. On an NAV basis, the Fund generated a total return of 2.63%, which included an increase in NAV over the period to $33.68 on February 28, 2018, from $33.38 on August 31, 2017. At the end of the period, shares of the Fund at NAV were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and other Fund expenses.

For comparison, the Index returned 2.83%, the MSCI World Index returned 8.86%, and the Dow Jones Global Utilities Index returned -6.27% for the same period.

The Fund made an annual income distribution of $0.6086 per share on December 29, 2017, to shareholders of record on December 27, 2017.

Performance Attribution
For the six-month period ended February 28, 2018, the industrials sector contributed the most to return, followed by the health care sector. The utilities sector detracted the most from return, followed by the consumer discretionary sector.

Positions that contributed the most to the Fund’s return included Xylem, Inc., an American water-technology supplier; Danaher Corp., which makes products for environmental, life sciences, dental, and industrial technologies; and IDEX Corp., which makes a variety of pump products, dispensing equipment, and other engineered products (6.0%, 5.7%, and 4.7%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included Suez S.A., which provides equipment and services for potable water supply; United Utilities Group Plc, which manages and operates the regulated electricity distribution, water, and wastewater networks in North West England; and Severn Trent Plc, which supplies water, waste, and utility services throughout the United Kingdom, Europe, and U.S. (3.3%, 3.6%, and 3.2%, respectively, of the Fund’s long-term investments at period end).

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 9

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 28, 2018

GHII Guggenheim S&P High Income Infrastructure ETF

Fund Overview
The Guggenheim S&P High Income Infrastructure ETF, NYSE Arca ticker: GHII (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the S&P High Income Infrastructure Index (the “Index”). The Fund, using a “passive” or “indexing” investment approach, seeks to replicate, before the Fund’s fees and expenses, the performance of the Index.

The Index is designed to measure and monitor the performance of 50 high-yielding global equity securities of companies that engage in various infrastructure-related sub-industries. Index constituents must meet size, listing, and liquidity requirements and also be part of the S&P Global BMI Index, which is a rules-based index that measures global stock market performance.

The Fund will invest at least 80% of its total assets in common stocks, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”), and international depositary receipts (“IDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs, ADSs, GDRs, and IDRs included in the Index).

On September 28, 2017, Guggenheim Capital LLC entered into an agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading independent global investment management company (the “Transaction”). In connection with the Transaction, on November 15, 2017, the Board approved an Agreement and Plan of Reorganization providing for the reorganization of the Fund into a newly-created exchange-traded fund of the PowerShares by Invesco family of funds (the “Acquiring Fund”). The reorganization of the Fund is still awaiting shareholder approval, and the reorganization will close as soon as practicable thereafter. The Acquiring Fund will have the same investment objective and will track the same underlying index as the Fund, and will be subject to substantially the same principal investment strategies, policies and risks as the Fund, but as part of an Invesco-sponsored platform.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2018.

On a market price basis, the Fund generated a total return of -6.47%, which included a decrease in market price over the period to $25.53 on February 28, 2018, from $28.35 on August 31, 2017. On an NAV basis, the Fund generated a total return of -6.86%, which included a decrease in NAV over the period to $25.40 on February 28, 2018, from $28.33 on August 31, 2017. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and other Fund expenses.

For comparison, the Index returned -6.50%, and the S&P Global BMI Index returned 9.30% for the same period.

The Fund made the following quarterly distributions for the semiannual fiscal period ended February 28, 2018:

Payable Date	Amount
September 29, 2017	$0.3742
December 29, 2017	$0.6978
Total	$1.0720

The total distribution on December 29, 2017 was composed of $0.4025 in ordinary income and $0.2953 in short-term capital gains.

Performance Attribution
For the semiannual fiscal period ended February 28, 2018, the industrials sector contributed the most to the Fund’s performance. The financials sector detracted the most from return, followed by the energy sector.

Positions that contributed the most to the Fund’s return included Electricite de France S.A., which produces and distributes electricity; Ship Finance International Ltd., which owns and charters out crude oil tankers and other vessels; and Fortum Oyj, which provides a full range of energy-related products and services (1.7%, 4.4%, and 2.2%, respectively, of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included Macquarie Infrastructure Corp., which owns, operates, and invests in a portfolio of infrastructure businesses; Nordic American Tankers Ltd., a shipping company that owns and charters tankers for oil transportation; and Pattern Energy Group, Inc. Class A, an independent power company (3.5%, 2.5%, and 2.2%, respectively, of the Fund’s long-term investments at period end).

10 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 28, 2018

GTO Guggenheim Total Return Bond ETF

Fund Overview
The Guggenheim Total Return Bond ETF, NYSE Arca ticker: GTO (the “Fund”) seeks maximum total return, comprised of income and capital appreciation.

In managing the Fund, Guggenheim Partners Investment Management, LLC (“GPIM”) uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer, region, and sector. GPIM also considers macroeconomic outlook and geopolitical issues. GPIM maintains targets with respect to portfolio maturity and duration, which are reviewed continually by various teams, including the portfolio management team. These targets are set based on the interest rate outlook, the macro environment, and can be either absolute or relative to a portfolio’s positioning to a benchmark.

The Fund will normally invest in a portfolio of fixed income instruments of varying maturities and of any credit quality. The Fund will normally invest at least 80% of its assets in fixed income instruments and also include exchange-traded funds (“ETFs”) and closed-end funds (“CEFs”) that invest substantially all of their assets in fixed income instruments. The Fund may invest in short-term instruments such as commercial paper, repurchase agreements, reverse repurchase agreements and short-term investment funds.

The fixed-income instruments in which the Fund invests include corporate debt securities of U.S. and non-U.S. issuers, including corporate bonds and other similar instruments, such as Treasury securities, collateralized loan obligations (“CLOs”), mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”), issued by various U.S. and non-U.S. public- or private-sector entities, and municipal securities.

The Fund may invest up to 33.3% of its total assets in high yield debt securities (“junk bonds”), which are debt securities that are rated below investment grade by nationally recognized statistical rating organizations, or are unrated securities that GPIM believes are of comparable below investment grade quality. The Fund may also invest up to 20% of its total assets in participations in, or assignments of, bank loans or corporate loans.

The Fund also may seek certain exposures through derivative transactions, which may also create economic leverage in the Fund. The Fund may engage in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and borrowing transactions (principally lines of credit) for investment purposes.

On September 28, 2017, Guggenheim Capital LLC entered into an agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading independent global investment management company (the “Transaction”). In connection with the Transaction, on November 15, 2017, the Board approved an Agreement and Plan of Reorganization providing for the reorganization of the Fund into a newly-created exchange-traded fund of the PowerShares by Invesco family of funds (the “Acquiring Fund”). The reorganization of the Fund was approved by shareholders of the Fund, and the reorganization closed on April 6, 2018. The Acquiring Fund will have the same investment objective and will track the same underlying index as the Fund, and will be subject to substantially the same principal investment strategies, policies and risks as the Fund, but as part of an Invesco-sponsored platform.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2018.

On a market price basis, the Fund generated a total return of 0.65%, which included a decrease in market price over the period to $52.23 on February 28, 2018, from $52.67 on August 31, 2017. On an NAV basis, the Fund generated a total return of 0.70%, which included a decrease in NAV over the period to $52.18 on February 28, 2018, from $52.61 on August 31, 2017. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

For comparison, the Bloomberg Barclays U.S. Aggregate Bond Index returned -2.18% for the same period.

The Fund made the following monthly distributions for the semiannual fiscal period ended February 28, 2018:

Payable Date	Amount
September 8, 2017	$0.0582
October 6, 2017	$0.1148
November 7, 2017	$0.0857
December 7, 2017	$0.0909
January 2, 2018	$0.3177
February 8, 2018	$0.1184
Total	$0.7857

The total distribution on January 2, 2018 was composed of $0.1978 in ordinary income, $0.0412 in short-term capital gains, and $0.0787 in long-term capital gains.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 11

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 28, 2018

GTO Guggenheim Total Return Bond ETF (continued)

Performance Review
Relative outperformance was driven by credit spread tightening, a short duration relative to the benchmark, and key rate duration positioning, including approximately 75% floating rate at period end. The portfolio continued to take a relatively more defensive position, paring back credit exposure and otherwise moving up in credit quality as spreads continued to tighten across most sectors.

Our firm view is the Fed is likely to raise rates four times in 2018. The portfolio remained underweight overall duration versus the benchmark and maintained its “barbell” approach to managing key rate duration. Approximately 75% of the portfolio was adjustable rate (inclusive of interest rate swaps). We anticipate over time the yield curve will continue to bear flatten and thus we believe the longer duration securities to be more insulated from losses than the front and intermediate parts of the curve.

The allocation to collateralized loan obligations was a relatively large contributor to performance driven by carry as well as some spread tightening. We continue to rotate toward higher quality securities senior in the capital structure.

The allocation to investment-grade corporate bonds contributed to performance. Given current spreads, corporates have limited room for spread tightening. We continue to look to reduce spread duration in corporate bonds.

The Fund maintained its constructive view on non-Agency RMBS (residential mortgage-backed securities) as healthy housing fundamentals and improving borrower performance support the sector. Strong demand and muted new home construction have pushed inventories to historically low levels, in turn boosting home values. Against this backdrop, ongoing credit curing of legacy MBS borrowers should result in improved prepayments on bonds.

As the portfolio upgraded credit quality we added to Agency CMBS (commercial mortgage-backed securities) as the sector offered relative value compared to other sectors.

The Fund also used derivatives over the period, primarily to manage interest rate duration and to hedge non-U.S. dollar foreign-exchange exposure. The interest rate hedges were accretive to performance, as they reduced portfolio duration during a period when interest rates rose.

Being cognizant of the approaching end of the business cycle, we continued to pare back exposure to below investment grade corporate credit as valuations remain stretched and spreads no longer compensate for the medium- to long-term risk of a recession occurring within the next two years. The combined exposure to high yield bonds and bank loans was below its historical average. Below investment grade corporate credit added to performance on the margin due to carry and some spread tightening.

12 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 28, 2018

OVLC Guggenheim U.S. Large Cap Optimized Volatility ETF

Fund Overview
The Guggenheim U.S. Large Cap Optimized Volatility ETF, NYSE Arca ticker: OVLC (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Guggenheim U.S. Large Cap Optimized Volatility Index (the “Index”). The Index, composed of approximately 120 securities, is designed to capture the benefits of low volatility investing while outperforming these strategies during market rallies. The Index’s optimized volatility methodology attempts to have a low volatility exposure much of the time but adopts a higher volatility exposure as market reward-to-risk levels dictate. By utilizing a systematic process to optimize the index methodology’s volatility profile, the Index is designed to provide attractive risk-adjusted returns across a market cycle.

Guggenheim Index ServicesSM is the Index Provider (“Index Provider”), which is affiliated with Guggenheim Investment Advisors, LLC and Guggenheim Fund Distributors, LLC. The Index Provider selects securities from the constituents of the S&P 500 Index for inclusion in the Index using a proprietary methodology that calculates the reward to risk of each security in the investable universe.

The Fund will invest at least 80% of its total assets in securities that comprise the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

On September 28, 2017, Guggenheim Capital LLC entered into an agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading independent global investment management company (the “Transaction”). In connection with the Transaction, on November 15, 2017, the Board approved an Agreement and Plan of Reorganization providing for the reorganization of the Fund into a newly-created exchange-traded fund of the PowerShares by Invesco family of funds (the “Acquiring Fund”). The reorganization of the Fund was approved by shareholders of the Fund, and the reorganization closed on April 6, 2018. The Acquiring Fund will have the same investment objective and will track the same underlying index as the Fund, and will be subject to substantially the same principal investment strategies, policies and risks as the Fund, but as part of an Invesco-sponsored platform.

Fund Performance
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2018.

On a market price basis, the Fund generated a total return of 5.10%, which included an increase in market price over the period to $28.98 on February 28, 2018, from $28.29 on August 31, 2017. On an NAV basis, the Fund generated a total return of 6.54%, which included an increase in NAV over the period to $29.77 on February 28, 2018, from $28.67 on August 31, 2017. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.

For comparison, the Index returned 6.74%, and the S&P 500 Index returned 10.84% for the six-month period ended February 28, 2018.

The Fund made an annual income distribution of $0.7799 per share on December 29, 2017, to shareholders of record on December 27, 2017.

Performance Attribution
For the six-month period ended February 28, 2018, the information technology sector contributed the most to the Fund’s return, followed by the industrials sector. The real estate sector detracted the most from the Fund’s return, followed by the utilities sector.

Positions that contributed the most to the Fund’s return included Intel Corp., which designs, manufactures, and sells computer products and technologies (not held in the portfolio at period end); Microsoft Corp., which makes, sells, and supports software products (2.1% of the Fund’s long-term investments at period end); and Amazon.com, Inc., an online retailer that offers a wide range of products (1.3% of the Fund’s long-term investments at period end).

Positions that detracted the most from the Fund’s return included PG&E Corp., an energy-based holding company headquartered in San Francisco (not held in the portfolio at period end); Welltower, Inc. REIT, which invests in senior housing and health care real estate properties (0.9% of the Fund’s long-term investments at period end); and Ventas, Inc. REIT, which owns seniors housing communities, skilled nursing facilities, hospitals, and medical office buildings (0.8% of the Fund’s long-term investments at period end).

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 13

RISKS AND OTHER CONSIDERATIONS (Unaudited)	February 28, 2018

The views expressed in this report reflect those of the portfolio managers, Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Guggenheim ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in a Fund, which may cause you to lose money, including the entire principal that you invest. Please refer to each individual ETF prospectus for a more detailed discussion of Fund-specific risks and considerations.

Active Management Risk (GTO only)—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active trading may result in higher brokerage costs or markup charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Asset-Backed Securities Risk (GTO only)—Investors in ABS, including MBS and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some ABS, including MBS, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.

Asset Class Risk—The securities in a Fund’s portfolio may underperform the returns of other securities or indices that track other industries, markets, asset classes or sectors.

China Investment Risk (YAO and CQQQ only)—Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers); and both interim and permanent market regulations may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable. In addition, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well, potentially having a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies.

Collateralized Loan Obligations and Collateralized Debt Obligations Risk (GTO only)—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.

Commercial Paper Risk (GTO only)—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.

Concentration Risk (All Funds except GTO)—If the Index concentrates in an industry or group of industries, a Fund’s investments will be concentrated accordingly. In such event, the value of shares may rise and fall more than the value of the Fund’s shares of a fund that invests in securities of companies in a broader range of industries and the Fund’s performance will be particularly susceptible to adverse events impacting such industry.

14 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

RISKS AND OTHER CONSIDERATIONS (Unaudited) continued	February 28, 2018

Convertible Securities Risk (GTO only)—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Counterparty Credit Risk (GTO only)—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, or to hedge a position. Through these investments, the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.

Credit Risk (GTO only)—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.

Currency Risk (GTO only)—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. The Fund’s foreign currency hedging transactions and techniques may not be effective and, in certain cases, may adversely affect the Fund. In addition, the Fund’s ability to engage in these transactions and techniques may be limited under certain circumstances.

Depositary Receipt Risk—The Funds may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in a Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of a Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Derivatives Risk (GTO only)—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Some of the derivatives in which the Fund invests are traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.

Dollar Roll Transaction Risk (GTO only)—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.

Emerging Markets Risk (All Funds except OVLC)—Investments in or exposure to emerging markets are generally subject to a greater level of those risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed than developing countries. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.

Equity Securities Risk (All Funds except GTO)—The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by a Fund will adversely affect the value of your investment in a Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. A Fund may lose a substantial part, or even all, of its investment in a company’s stock

Extension Risk (GTO only)—An issuer may exercise its right to pay principal on an obligation later than expected, thereby effectively lengthening the maturity of the obligation and making the obligation more sensitive to interest rate changes. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease and the Fund’s performance may suffer from its inability to invest in higher yielding securities.

Foreign Securities and Currency Risk (All Funds except OVLC)—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 15

RISKS AND OTHER CONSIDERATIONS (Unaudited) continued	February 28, 2018

Hedging Risk (GTO only)—The Fund may, but is not required to, engage in various investments or transactions that are designed to hedge a position that the Fund holds. There can be no assurance that the Fund’s hedging investments or transactions will be effective. Hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund.

High Yield and Unrated Securities Risk (GTO only)—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, present more credit risk than investment grade bonds and subject to greater risk of default. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

Income Risk (GTO only)—The Fund’s income may decline during period of falling interest rates or when the Fund experiences defaults on debt securities it holds. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Index Construction Risk (OVLC only)—A stock included in the Index may not exhibit the factor trait or provide specific factor exposure for which it was selected and consequently the Fund’s holdings may not exhibit returns consistent with that factor trait.

Infrastructure Risk (GHII only)—Companies within one of the Infrastructure Clusters that comprise the Index are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts and on reasonable terms in periods of high inflation and unsettled capital markets or government budgetary constraints that impact publicly funded projects, the effects of economic slowdown or recession and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

Interest Rate Risk (GTO only)—Investments in fixed-income instruments are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s holdings and share price to decline. The risks associated with rising interest rates are heightened given the historically low interest rate environment as of the date of this prospectus. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations.

Investment in Investment Companies Risk (GTO only)—Investing in other investment companies, including ETFs and closed-end funds, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying investment companies’ expenses, which will reduce the Fund’s performance, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies’ portfolio securities or NAVs.

Investments in Loans Risk (GTO only)—Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of the collateral for the loan may be insufficient to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants more difficult for the Fund as legal action may have to go through the issuer of the participations. Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. Thus, to the extent the Fund effects redemptions in cash, the Fund is subject to the risk of selling other investments or taking other actions necessary to raise cash to meet its redemption obligations.

Issuer-Specific Changes Risk—The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers.

Large-Capitalization Securities Risk—A Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.

Leverage Risk (GTO only)—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.

Limited Exposure Risk (YAO and CQQQ only)—China A-Shares and China B-Shares are not eligible for inclusion in the Index, even if they would otherwise qualify under the other criteria set forth in the Index methodology. China A-Shares are subject to substantial restrictions on foreign investment,

16 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

RISKS AND OTHER CONSIDERATIONS (Unaudited) continued	February 28, 2018

while the China B-Share market generally is smaller and offers less liquidity than the categories of securities which may be included in the Index. However, by excluding such shares from the Index, the exposure provided by the Index (and thus a Fund) to the Chinese presence in the sector may be more limited than would be the case if the Index included China A-Shares or China B-Shares.

Liquidity and Valuation Risk (GTO only)—In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Adviser for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Adviser believes should be the price of the investment.

Market Price Risk—The Funds’ shares are listed for trading on NYSE Arca, Inc. (“NYSE Arca”) and are bought and sold in the secondary market at market prices. The market prices of shares may fluctuate continuously during trading hours, in some cases materially, in response to changes in the NAV and supply and demand for shares, among other factors. Although it is expected that the market price of shares typically will remain closely correlated to the NAV, the market price will generally differ from the NAV because of timing reasons, supply and demand imbalances and other factors. As a result, the trading prices of shares may deviate significantly from NAV during certain periods, especially those of market volatility. The Investment Adviser cannot predict whether shares will trade above (premium), below (discount) or at their NAV. Thus, an investor may pay more than NAV when buying shares in the secondary market and receive less than NAV when selling shares in the secondary market.

Market Risk—The value of, or income generated by, the securities held by a Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.

Municipal Securities Risk (GTO only)—Municipal securities may be subject to credit, interest, prepayment, liquidity and valuation risks. In addition, municipal securities can be affected by unfavorable legislative or political developments and adverse changes in the economic and fiscal conditions of state and municipal issuers or the federal government in case it provides financial support to such issuers. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured by an insurer may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect the Fund’s performance.

Non-Diversification Risk—Certain Funds are considered non-diversified because it may invest a large portion of its assets in a small number of issuers. As a result, a Fund is more susceptible to risks associated with those issuers and a Fund may experience greater losses and volatility than a more diversified portfolio.

Passive Management Risk (All Funds except GTO)—Unlike many investment companies, the Funds, except for GTO, are not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted on its obligations under the security, or whose credit rating was downgraded, unless that security is removed from the Index. In addition, a Fund will not otherwise take defensive positions in declining markets unless such positions are reflected in the Index.

Preferred Securities Risk (GTO only)—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Prepayment Risk (GTO only)—Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities. These securities generally offer less potential for gains when interest rates decline and may offer a greater potential for loss when interest rates rise.

Real Estate Securities Risk (GTO only)—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns.

Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators may pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to a Fund. These may impact the investment strategies, performance, costs and operations of a Fund or taxation of shareholders.

Repurchase Agreements and Reverse Repurchase Agreements Risk (GTO only)—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Restricted Securities Risk (GTO only)—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.

Risk of Cash Transactions (GTO only)—In certain instances, unlike most ETFs, the Fund may effect creations and redemptions for cash, rather than

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 17

RISKS AND OTHER CONSIDERATIONS (Unaudited) continued	February 28, 2018

in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF.

Risks of Investing in Hong Kong (YAO and CQQQ only)—A Fund’s investments which are listed and traded in Hong Kong may expose a Fund to certain legal, regulatory, political, currency and economic risks. China is Hong Kong’s largest trading partner, both in terms of exports and imports. Any changes in the Chinese economy, trade regulations or currency exchange rates may have an adverse impact on Hong Kong’s economy.

Short Sale and Short Exposure Risk (GTO only)—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit risk and leverage risk. The risk for loss on a short sale or other short exposure is greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. The risk of loss through a short sale or other short exposure may in some cases be theoretically unlimited. Government actions also may affect the Fund’s ability to engage in short selling.

Micro-, Small- and Mid-Capitalization Securities Risk (All Funds except GTO and OVLC)—A Fund is subject to the risk that micro-, small- and mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of micro-, small- and mid-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Micro-, small- and mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.

Sovereign Debt Risk (GTO only)—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor’s unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.

Special Situation Investments/Securities in Default Risk (GTO only)—Investments in the securities and debt of distressed issuers or issuers in default involve far greater risk than investing in issuers whose debt obligations are being met and whose debt trade at or close to its “par” or full value because the investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time.

Tracking Error Risk (All Funds except GTO)—The performance of a Fund may diverge from that of the Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. A Fund’s return also may diverge from the return of the Index because a Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Index) while such costs and risks are not factored into the return of the Index. Transaction costs, including brokerage costs, will decrease a Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. In addition, a Fund’s use of a representative sampling approach may cause the Fund’s returns to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. Errors in the Index data, the Index computations and/or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Funds and their shareholders. In addition, a Fund may be unable to invest in certain securities included in the Index, or invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in markets in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent a Fund calculates its NAV based on fair value prices and the value of the Index is based on the securities’ closing prices (i.e., the value of the Index is not based on fair value prices), a Fund’s ability to track the Index may be adversely affected. For tax efficiency purposes, a Fund may sell certain securities, and such sale may cause the Fund to realize a loss and, thus, the Fund’s performance to deviate from the performance of the Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Index.

U.S. Government Securities Risk (GTO only)—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.

Volatility Risk (OVLC only)—Although the Index is designed to seek lower volatility than the S&P 500® Index in typical market conditions, there is no guarantee that these strategies will be successful. Moreover, the Index may be unsuccessful in attempting to reflect higher volatility in certain market conditions, whether due to the reward to risk for some or all of the Index’s constituent securities being in fact lower than estimated under the Index methodology, or because the Index’s measurements of market conditions or the reward to risk do not correspond to actual market results.

Water-Related Company Risk (CGW only)—Adverse developments related to water-related companies may significantly affect the value of the securities held by the Fund. In particular, water-related companies can be affected by technological changes, climactic events, environmental considerations, water conservation, taxes, additional government regulation, including the increased cost of compliance, inflation, an increase in the cost of raw materials, an increase in interest rates and changes in consumer sentiment and spending.

18 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

RISKS AND OTHER CONSIDERATIONS (Unaudited) continued	February 28, 2018

There is no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

In addition to the risks described, there are certain other risks related to investing in the Funds. These risks are described further in each Fund’s Prospectus and Statement of Additional Information and at guggenheiminvestments.com.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	February 28, 2018

YAO Guggenheim China All-Cap ETF

Fund Statistics
Share Price	$36.69
Net Asset Value	$36.74
Discount to NAV	-0.14%
Net Assets ($000)	$25,721

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED FEBRUARY 28, 2018
	Six Month (non- annualized)	One Year	Three Year	Five Year	Since Inception (10/19/09)
Guggenheim China All-Cap ETF
NAV	13.13%	38.14%	11.78%	10.47%	7.03%
Market	12.67%	37.90%	11.69%	10.47%	7.02%
AlphaShares
China All
Cap Index	13.50%	39.19%	12.22%	10.91%	7.62%
MSCI China
Index	14.48%	46.71%	12.63%	11.03%	7.37%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.82 per share for share price returns or initial net asset value (NAV) of $24.82 per share for NAV returns. Returns for periods of less than one year are not annualized.

The MSCI China Index is a capitalization-weighted index that measures the performance of large- and mid-cap securities in the Chinese equity markets and includes representation across China H shares, B shares, Red chips and P chips.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating expense ratio of 0.70% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Financial	36.2%
Communications	25.8%
Consumer, Non-cyclical	10.1%
Consumer, Cyclical	7.9%
Industrial	6.7%
Energy	6.1%
Technology	3.1%
Other	4.2%
Total Long-Term Investments	100.1%
Securities Lending Collateral	2.0%
Total Investments	102.1%
Other Assets & Liabilities, net	(2.1%)
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
China Construction Bank Corp. — Class H	5.6%
Tencent Holdings Ltd.	5.0%
Alibaba Group Holding Ltd. ADR	4.9%
Baidu, Inc. ADR	4.7%
Industrial & Commercial Bank of China Ltd. — Class H	4.5%
Ping An Insurance Group Company of China Ltd. — Class H	3.7%
China Mobile Ltd.	3.5%
Bank of China Ltd. — Class H	2.8%
JD.com, Inc. ADR	2.5%
CNOOC Ltd.	1.6%
Top Ten Total	38.8%

“Ten Largest Holdings” excludes any temporary cash investments.

20 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2018

CQQQ Guggenheim China Technology ETF

Fund Statistics
Share Price	$62.17
Net Asset Value	$62.56
Discount to NAV	-0.62%
Net Assets ($000)	$469,186

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED FEBRUARY 28, 2018
	Six Month (non- annualized)	One Year	Three Year	Five Year	Since Inception (12/08/09)
Guggenheim China Technology ETF
NAV	15.36%	58.10%	22.39%	23.04%	13.37%
Market	14.20%	56.02%	22.14%	22.88%	13.28%
AlphaShares
China
Technology
Index	15.59%	58.57%	21.81%	22.83%	13.36%
MSCI China
Index	14.48%	46.71%	12.63%	11.03%	6.84%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.06 per share for share price returns or initial net asset value (NAV) of $25.06 per share for NAV returns. Returns for periods of less than one year are not annualized.

The MSCI China Index is a capitalized-weighted index that measures the performance of large- and mid-cap securities in the Chinese equity markets and includes representation across China H shares, B shares, Red chips, and P chips.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating expense ratio of 0.70% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Communications	54.1%
Technology	23.3%
Industrial	12.0%
Basic Materials	3.3%
Energy	2.9%
Consumer, Cyclical	2.6%
Diversified	0.8%
Other	1.0%
Total Long-Term Investments	100.0%
Securities Lending Collateral	8.6%
Total Investments	108.6%
Other Assets & Liabilities, net	(8.6%)
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
Tencent Holdings Ltd.	10.2%
Alibaba Group Holding Ltd. ADR	8.9%
Baidu, Inc. ADR	8.1%
NetEase, Inc. ADR	5.5%
Sunny Optical Technology Group Company Ltd.	4.4%
SINA Corp.	4.3%
58.com, Inc. ADR	4.1%
Weibo Corp. ADR	4.0%
AAC Technologies Holdings, Inc.	3.9%
YY, Inc. ADR	3.5%
Top Ten Total	56.9%

“Ten Largest Holdings” excludes any temporary cash investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2018

TAN Guggenheim Solar ETF

Fund Statistics
Share Price	$24.27
Net Asset Value	$24.44
Discount to NAV	-0.70%
Net Assets ($000)	$391,216

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED FEBRUARY 28, 2018
	Six Month (non- annualized)	One Year	Three Year	Five Year	Since Inception (04/15/08)
Guggenheim Solar ETF
NAV	15.05%	32.87%	(12.34%)	8.84%	(18.68%)
Market	13.82%	31.66%	(12.61%)	8.67%	(18.74%)
MAC Global
Solar Energy
Index	14.11%	30.54%	(15.47%)	5.80%	(20.30%)
MSCI World
Index	8.86%	17.36%	8.19%	10.70%	6.10%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $251.30* per share for share price returns or initial net asset value (NAV) of $251.30* per share for NAV returns.

The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East.

The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.76%. In the Financial Highlights section of this Semi-Annual Report, the Fund’s annualized net operating expense ratio was 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.73%. There is a contractual fee waiver currently in place for this Fund through December 31, 2020 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Energy	61.8%
Industrial	18.7%
Utilities	6.9%
Technology	5.6%
Basic Materials	3.5%
Financial	3.3%
Total Long-Term Investments	99.8%
Securities Lending Collateral	13.2%
Total Investments	113.0%
Other Assets & Liabilities, net	(13.0%)
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
First Solar, Inc.	9.6%
SolarEdge Technologies, Inc.	9.2%
Xinyi Solar Holdings Ltd.	8.7%
GCL-Poly Energy Holdings Ltd.	8.0%
SMA Solar Technology AG	5.7%
Meyer Burger Technology AG	5.7%
REC Silicon ASA	4.1%
Canadian Solar, Inc.	4.1%
Sunrun, Inc.	4.1%
Scatec Solar ASA	3.9%
Top Ten Total	63.1%

“Ten Largest Holdings” excludes any temporary cash investments.

* Reflects 1 for 10 reverse stock split that occurred on February 15, 2012.

22 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2018

CGW Guggenheim S&P Global Water Index ETF

Fund Statistics
Share Price	$33.60
Net Asset Value	$33.68
Discount to NAV	-0.24%
Net Assets ($000)	$612,989

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED FEBRUARY 28, 2018
	Six Month (non- annualized)	One Year	Three Year	Five Year	Ten Year
Guggenheim S&P Global Water Index ETF
NAV	2.63%	13.81%	7.64%	9.15%	5.93%
Market	2.14%	13.62%	7.55%	9.11%	5.93%
S&P Global
Water Index	2.83%	14.09%	7.90%	9.44%	6.36%
Dow Jones
World Global
Utilities
Index	(6.27%)	4.97%	4.41%	6.82%	0.20%
MSCI World
Index	8.86%	17.36%	8.19%	10.70%	6.03%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley Capital International (MSCI) World Index measures performance from a diverse range of global stock markets, including the U.S., Canada, Europe, Australia, New Zealand, and the Far East. The Dow Jones Global Utilities Index consists of companies that provide electrical, water, natural gas, and telephone utilities. The index is quoted in USD.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.63%. In the Financial Highlights section of this Semi-Annual Report, the Fund’s annualized net operating expense ratio was 0.61% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.61%. There is a contractual fee waiver currently in place for this Fund through December 31, 2020 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Industrial	46.4%
Utilities	43.1%
Consumer, Non-cyclical	5.7%
Basic Materials	2.4%
Consumer, Cyclical	2.0%
Total Long-Term Investments	99.6%
Securities Lending Collateral	0.4%
Total Investments	100.0%
Other Assets & Liabilities, net	0.0%
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
American Water Works Company, Inc.	8.1%
Xylem, Inc.	6.0%
Danaher Corp.	5.7%
Veolia Environnement S.A.	5.3%
Pentair plc	5.0%
Geberit AG	4.8%
IDEX Corp.	4.7%
United Utilities Group plc	3.6%
Aqua America, Inc.	3.5%
Suez	3.3%
Top Ten Total	50.0%

“Ten Largest Holdings” excludes any temporary cash investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2018

GHII Guggenheim S&P High Income Infrastructure ETF

Fund Statistics
Share Price	$25.53
Net Asset Value	$25.40
Premium to NAV	0.51%
Net Assets ($000)	$31,756

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED FEBRUARY 28, 2018
	Six Month (non- annualized)	One Year	Three Year	Since Inception (02/11/15)
Guggenheim S&P High Income Infrastructure ETF
NAV	(6.86%)	0.97%	5.58%	5.78%
Market	(6.47%)	0.77%	5.61%	5.92%
S&P High Income
Infrastructure
Index	(6.50%)	1.72%	6.58%	6.76%
S&P Global BMI
Index	9.30%	19.32%	9.10%	9.96%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.05 per share for share price returns or initial net asset value (NAV) of $25.05 per share for NAV returns. Returns for periods of less than one year are not annualized.

The S&P High Income Infrastructure Index is designed to serve as a benchmark for yield-seeking equity investors looking for infrastructure exposure. The index is composed of the 50 highest-dividend-paying companies within the S&P Global BMI that operate in the energy, transportation, and utilities sectors.

The S&P Global BMI is a comprehensive, rules-based index designed to measure global stock market performance. The index covers all publicly listed equities with float adjusted market values of $100 million or more and annual dollar value traded of at least $50 million in all included countries. The S&P Global BMI is made up of the S&P Developed BMI and the S&P Emerging BMI indices.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating expense ratio of 0.45% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Utilities	51.2%
Energy	29.0%
Industrial	11.1%
Consumer, Non-cyclical	7.1%
Consumer, Cyclical	1.0%
Total Long-Term Investments	99.4%
Securities Lending Collateral	9.3%
Total Investments	108.7%
Other Assets & Liabilities, net	(8.7%)
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
Ship Finance International Ltd.	4.4%
Targa Resources Corp.	4.4%
AltaGas Ltd.	4.3%
Enbridge Income Fund Holdings, Inc.	4.1%
Enagas S.A.	3.6%
Inter Pipeline Ltd.	3.5%
Macquarie Infrastructure Corp.	3.4%
Snam SpA	3.1%
SemGroup Corp. — Class A	3.0%
Centrica plc	2.9%
Top Ten Total	36.7%

“Ten Largest Holdings” excludes any temporary cash investments.

24 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2018

GHII Guggenheim S&P High Income Infrastructure ETF continued

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2018

GTO Guggenheim Total Return Bond ETF

Fund Statistics
Share Price	$52.23
Net Asset Value	$52.18
Premium to NAV	0.10%
Net Assets ($000)	$67,838

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED FEBRUARY 28, 2018
	Six Month (non- annualized)	One Year	Since Inception (02/10/16)
Guggenheim Total Return Bond ETF
NAV	0.70%	4.17%	5.11%
Market	0.65%	4.39%	5.16%
Bloomberg Barclays U.S.
Aggregate Bond Index	(2.18%)	0.51%	0.98%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $49.97 per share for share price returns or initial net asset value (NAV) of $49.97 per share for NAV returns. Returns for periods of less than one year are not annualized.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS.

The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating expense ratio of 0.50% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Collateralized Mortgage Obligations	27.1%
Asset-Backed Securities	16.6%
Corporate Bonds	14.7%
U.S. Government Securities	7.6%
Commercial Paper	5.4%
Federal Agency Notes	5.1%
Repurchase Agreements	5.0%
Exchange-Traded Fund	5.0%
Money Market Fund	4.4%
Municipal Bonds	4.0%
Senior Floating Rate Interests	2.6%
Foreign Government Bonds	2.0%
Securities Lending Collateral	0.3%
Options Purchased	0.1%
Total Investments	99.9%
Other Assets & Liabilities, net	0.1%
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
U.S. Treasury Bond, 11/15/46	7.6%
Guggenheim Ultra Short Duration ETF	5.0%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates, 1.37%	1.6%
LMREC, Inc., 3.37%	1.5%
KKR CLO 15 Ltd., 3.29%	1.5%
Freddie Mac Multifamily Structured Pass Through Certificates, 3.46%	1.5%
Fannie Mae, 3.31%	1.5%
Freddie Mac Multifamily Structured Pass Through Certificates, 3.00%	1.4%
Seasoned Credit Risk Transfer Trust Series 2017-1, 2.25%	1.4%
Freddie Mac Multifamily Structured Pass Through Certificates, 3.02%	1.2%
Top Ten Total	24.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

26 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2018

GTO Guggenheim Total Return Bond ETF continued

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2018

OVLC Guggenheim U.S. Large Cap Optimized Volatility ETF

Fund Statistics
Share Price	$28.98
Net Asset Value	$29.77
Discount to NAV	-2.65%
Net Assets ($000)	$1,488

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED FEBRUARY 28, 2018
	Six Month (non- annualized)	One Year	Since Inception (05/10/16)
Guggenheim U.S. Large Cap Optimized Volatility ETF
NAV	6.54%	10.07%	11.99%
Market	5.10%	7.38%	10.33%
Guggenheim U.S. Large Cap
Optimized Volatility Index	6.74%	10.48%	12.42%
S&P 500 Index	10.84%	17.10%	18.97%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.14 per share for share price returns or initial net asset value (NAV) of $25.14 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Standard and Poor’s 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.

The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

The Fund’s annual operating expense ratio of 0.30% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Financial	22.9%
Consumer, Non-cyclical	16.9%
Industrial	12.9%
Consumer, Cyclical	11.4%
Technology	10.0%
Communications	10.0%
Utilities	8.1%
Other	7.3%
Total Long-Term Investments	99.5%
Securities Lending Collateral	1.4%
Total Investments	100.9%
Other Assets & Liabilities, net	(0.9%)
Net Assets	100.0%

Ten Largest Holdings	(% of Total Net Assets)
Apple, Inc.	3.0%
Berkshire Hathaway, Inc. — Class B	2.8%
Exxon Mobil Corp.	2.3%
Cisco Systems, Inc.	2.2%
Microsoft Corp.	2.1%
AT&T, Inc.	1.9%
Verizon Communications, Inc.	1.8%
Procter & Gamble Co.	1.7%
International Business Machines Corp.	1.6%
Walmart, Inc.	1.5%
Top Ten Total	20.9%

“Ten Largest Holdings” excludes any temporary cash investments.

28 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)	February 28, 2018

Shareholder Expense Example
As a shareholder of the Funds, you incur transaction costs such as creation and redemption fees or brokerage charges, and ongoing costs including advisory fees, trustee fees and, if applicable, distribution fees. All other Trust expenses are paid by the advisor. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example in the table is based on an investment of $1,000 invested on August 31, 2017 and held for the six months ended February 28, 2018.

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes
The second table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Expense Ratio[1]	Fund Return	Beginning Account Value August 31, 2017	Ending Account Value February 28, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Guggenheim China All-Cap ETF	0.70%	13.13%	$1,000.00	$1,131.30	$3.70
Guggenheim China Technology ETF	0.70%	15.36%	1,000.00	1,153.60	3.74
Guggenheim Solar ETF	0.70%	15.05%	1,000.00	1,150.49	3.73
Guggenheim S&P Global Water Index ETF	0.61%	2.63%	1,000.00	1,026.30	3.06
Guggenheim S&P High Income Infrastructure ETF	0.45%	(6.86)%	1,000.00	931.37	2.15
Guggenheim Total Return Bond ETF	0.50%	0.70%	1,000.00	1,006.97	2.49
Guggenheim U.S. Large Cap Optimized Volatility ETF	0.30%	6.54%	1,000.00	1,065.41	1.54

Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim China All-Cap ETF	0.70%	5.00%	$1,000.00	$1,021.32	$3.51
Guggenheim China Technology ETF	0.70%	5.00%	1,000.00	1,021.32	3.51
Guggenheim Solar ETF	0.70%	5.00%	1,000.00	1,021.32	3.51
Guggenheim S&P Global Water Index ETF	0.61%	5.00%	1,000.00	1,021.77	3.06
Guggenheim S&P High Income Infrastructure ETF	0.45%	5.00%	1,000.00	1,022.56	2.26
Guggenheim Total Return Bond ETF	0.50%	5.00%	1,000.00	1,022.32	2.51
Guggenheim U.S. Large Cap Optimized Volatility ETF	0.30%	5.00%	1,000.00	1,023.31	1.51

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period August 31, 2017 to February 28, 2018.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2018

YAO Guggenheim China All-Cap ETF

	Shares	Value
COMMON STOCKS† – 100.1%
Financial – 36.2%
China Construction Bank Corp. — Class H	1,379,219	$1,436,448
Industrial & Commercial Bank of China Ltd. — Class H	1,353,126	1,168,918
Ping An Insurance Group Company of China Ltd. — Class H	88,152	940,064
Bank of China Ltd. — Class H	1,318,466	719,442
China Life Insurance Company Ltd. — Class H	128,995	383,261
Bank of Communications Company Ltd. — Class H	369,993	296,929
China Merchants Bank Company Ltd. — Class H	65,493	276,608
Agricultural Bank of China Ltd. — Class H	462,982	257,367
China Overseas Land & Investment Ltd.	67,995	238,951
China Pacific Insurance Group Company Ltd. — Class H	48,200	237,141
Country Garden Holdings Company Ltd.	118,873	213,887
China Evergrande Group*,1	59,994	177,867
China Resources Land Ltd.	47,999	171,440
CITIC Ltd.	111,000	161,422
PICC Property & Casualty Company Ltd. — Class H	79,995	158,655
China CITIC Bank Corporation Ltd. — Class H	202,993	148,121
Sunac China Holdings Ltd.[1]	35,000	128,366
China Minsheng Banking Corporation Ltd. — Class H	109,490	114,453
China Vanke Company Ltd. — Class H	23,096	103,744
China Taiping Insurance Holdings Company Ltd.	25,200	97,254
CITIC Securities Company Ltd. — Class H	40,001	90,580
China Huarong Asset Management Company Ltd. — Class H2	192,000	87,102
Haitong Securities Company Ltd. — Class H	55,200	79,005
New China Life Insurance Company Ltd. — Class H	12,600	75,436
Longfor Properties Company Ltd.	24,999	72,199
Fullshare Holdings Ltd.*,1	119,384	67,127
People’s Insurance Company Group of China Ltd. — Class H	121,000	65,407
Zall Group Ltd.*	51,000	62,827
China Cinda Asset Management Company Ltd. — Class H	153,000	57,483
Huatai Securities Company Ltd. — Class H2	27,927	56,316
CIFI Holdings Group Company Ltd.	62,000	48,806
GF Securities Company Ltd. — Class H	25,272	48,701
Shimao Property Holdings Ltd.	18,999	47,393
China Jinmao Holdings Group Ltd.*	73,998	45,296
China Galaxy Securities Company Ltd. — Class H	61,000	42,796
Postal Saving Bank of China Ltd. — Class H2	69,000	42,765
Guangzhou R&F Properties Company Ltd. — Class H	17,600	41,429
Agile Group Holdings Ltd.	24,000	41,404
Sino-Ocean Group Holding Ltd.	52,493	37,431
Far East Horizon Ltd.	37,000	37,353
Chongqing Rural Commercial Bank Company Ltd. — Class H	43,994	35,756
China Everbright Ltd.	16,000	35,209
KWG Property Holding Ltd.	23,815	33,416
Chong Sing Holdings FinTech Gr*,1	266,515	33,036
Logan Property Holdings Company Ltd.	22,000	29,632
Guotai Junan Securities Co., Ltd. — Class H*,2	10,800	25,063
Fanhua, Inc.*	716	23,914
China International Capital Corporation Ltd. — Class H2	12,000	23,493
China Reinsurance Group Corp. — Class H	105,000	23,348
Shenzhen Investment Ltd.	53,999	22,565
Shanghai Industrial Holdings Ltd.	8,000	22,440
China Merchants Securities — Class H2	14,800	22,091
Kaisa Group Holdings Ltd.*	41,000	21,848
Yuexiu Property Company Ltd.	105,992	20,994
Future Land Development Holdings Ltd.	26,000	20,367
SOHO China Ltd.	32,499	18,689
Noah Holdings Ltd.*	402	18,669
China Aoyuan Property Group Ltd.	22,000	17,796
Yuzhou Properties Company Ltd.	27,000	16,665
Greentown China Holdings Ltd.[1]	11,000	16,531
Shui On Land Ltd.	58,493	16,445
Poly Property Group Company Ltd.*	31,999	16,357
Jiayuan International Group Ltd.*	14,000	14,670
Greentown Service Group Company Ltd.	20,000	14,568
Yanlord Land Group Ltd.	11,500	14,431
Everbright Securities Co. — Class H2	12,200	14,156
China SCE Property Holdings Ltd.	28,000	13,776
Orient Securities Company Ltd. — Class H2	14,000	13,418
China South City Holdings Ltd.	54,000	12,766
Guotai Junan International Holdings Ltd.	41,000	12,627
Powerlong Real Estate Holdings Ltd.	24,000	12,023
CSC Financial Co., Ltd. — Class H2	13,500	11,611
Ronshine China Holdings Ltd.*	8,000	11,471
Joy City Property Ltd.	66,000	10,964
Times China Holdings Ltd.	9,000	10,351
Hopson Development Holdings Ltd.	10,000	9,520
Huishang Bank Corporation Ltd. — Class H	17,000	9,081
Central China Securities Company Ltd. — Class H	20,000	8,153
Shengjing Bank Company Ltd. — Class H2	10,318	7,858
Renhe Commercial Holdings Company Ltd.*	283,930	7,220
Carnival Group International Holdings Ltd.*	140,000	7,156
China Minsheng Financial Holding Corporation Ltd.*	170,000	5,279
Total Financial		9,312,617

Communications – 25.8%
Tencent Holdings Ltd.	23,342	1,289,205
Alibaba Group Holding Ltd. ADR*	6,712	1,249,372
Baidu, Inc. ADR*	4,745	1,197,353
China Mobile Ltd.	95,951	900,004

See notes to financial statements.
30 l CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

YAO Guggenheim China All-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 100.1% (continued)
Communications – 25.8% (continued)
JD.com, Inc. ADR*	13,404	$631,999
Ctrip.com International Ltd. ADR*	6,957	319,883
China Unicom Hong Kong Ltd.*	105,995	137,348
SINA Corp.*	1,033	120,789
58.com, Inc. ADR*	1,582	119,235
Vipshop Holdings Ltd. ADR*	6,491	112,878
Weibo Corp. ADR*,1	874	112,326
China Telecom Corporation Ltd. — Class H	243,981	107,566
YY, Inc. ADR*	754	97,515
Autohome, Inc. ADR	966	75,551
ZTE Corp. — Class H*,1	13,248	46,726
51job, Inc. ADR*	395	25,861
Bitauto Holdings Ltd. ADR*,1	707	20,072
Sohu.com, Inc.*	536	18,036
Baozun, Inc. ADR*,1	508	17,861
Fang Holdings Ltd. ADR*,1	3,131	15,843
Yangtze Optical Fibre and Cable Joint Stock Limited Co. —
Class H2	2,500	10,894
Tuniu Corp ADR*,1	1,393	10,740
Total Communications		6,637,057

Consumer, Non-cyclical – 10.1%
New Oriental Education & Technology Group, Inc. ADR	2,277	208,095
TAL Education Group ADR	4,986	188,271
CSPC Pharmaceutical Group Ltd.	78,000	180,215
China Mengniu Dairy Company Ltd.*	46,998	155,252
WH Group Ltd.[2]	123,000	152,467
Sino Biopharmaceutical Ltd.	78,992	149,600
Hengan International Group Company Ltd.	13,001	127,098
China Resources Beer Holdings Company Ltd.	28,000	108,060
BeiGene Ltd.*	688	98,707
China Conch Venture Holdings Ltd.	31,500	94,798
Want Want China Holdings Ltd.	109,993	92,911
Sinopharm Group Company Ltd. — Class H	20,801	91,840
Tingyi Cayman Islands Holding Corp.	33,999	71,428
China Merchants Port Holdings Company Ltd.	23,320	54,595
China Medical System Holdings Ltd.	23,495	47,198
Shanghai Fosun Pharmaceutical Group Company Ltd. — Class H	6,500	37,836
China Resources Pharmaceutical Group Ltd.[2]	28,000	37,785
3SBio, Inc.*,2	19,454	37,042
Shenzhen International Holdings Ltd.	16,907	34,828
Jiangsu Expressway Company Ltd. — Class H	22,000	34,243
Dali Foods Group Company Ltd.[2]	35,500	33,843
Tsingtao Brewery Company Ltd. — Class H	5,928	32,574
Genscript Biotech Corp.[1]	10,000	30,031
Sihuan Pharmaceutical Holdings Group Ltd.	82,000	29,970
China Biologic Products, Inc.*,1	365	29,507
Zhejiang Expressway Company Ltd. — Class H	25,999	28,407
Luye Pharma Group Ltd.[1]	31,500	27,292
COSCO SHIPPING Ports Ltd.	28,000	27,230
Wuxi Biologics Cayman, Inc.*,2	3,500	24,376
SSY Group Ltd.	30,000	22,772
China First Capital Group Ltd.*	52,000	22,527
Shandong Weigao Group Medical Polymer Company
Ltd. — Class H	32,001	21,878
Uni-President China Holdings Ltd.	22,000	18,836
Health and Happiness Ltd.*	3,000	18,076
Tong Ren Tang Technologies Company Ltd. — Class H	10,000	16,920
China Agri-Industries Holdings Ltd.	37,999	16,365
CAR, Inc.*	15,818	14,150
Fu Shou Yuan International Group Ltd.	16,000	14,108
Qingdao Port International Company Ltd. — Class H2	19,000	13,791
China Maple Leaf Educational Systems Ltd.	10,000	12,753
China Resources Phoenix Healthcare Holdings Company Ltd.	9,500	12,164
Shenzhen Expressway Company Ltd. — Class H	12,000	12,115
Virscend Education Company Ltd.[2]	19,000	11,994
Livzon Pharmaceutical Group, Inc. — Class H	1,600	11,971
Zhou Hei Ya International Holdings Co. Ltd.[2]	10,500	10,909
Guangzhou Baiyunshan Pharmaceutical Holdings Company
Ltd. — Class H	3,827	10,392
China Shengmu Organic Milk Ltd.*,2	68,000	10,254
Tibet Water Resources Ltd.*	24,000	10,060
Universal Medical Financial & Technical Advisory Services
Company Ltd.[1,2]	12,136	10,003
Vinda International Holdings Ltd.	5,000	9,917
CP Pokphand Company Ltd.	105,993	8,262
China Modern Dairy Holdings Ltd.*	45,989	8,228
Microport Scientific Corp.	7,000	6,933
China Huishan Dairy Holdings Company Ltd.*,†††,3	59,000	—
China Animal Healthcare Ltd.*,†††,3	36,000	—
Hua Han Health Industry Holdings Ltd.*,†††,3	91,200	—
Total Consumer, Non-cyclical		2,590,877

Consumer, Cyclical – 7.9%
Geely Automobile Holdings Ltd.	91,993	300,362
Yum China Holdings, Inc.	6,609	286,302
Brilliance China Automotive Holdings Ltd.	51,996	140,201
Shenzhou International Group Holdings Ltd.	11,999	118,835
BYD Company Ltd. — Class H	12,000	111,101
ANTA Sports Products Ltd.	20,000	99,165
Guangzhou Automobile Group Company Ltd. — Class H	35,999	80,046

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

YAO Guggenheim China All-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 100.1% (continued)
Consumer, Cyclical – 7.9% (continued)
Haier Electronics Group Company Ltd.*	22,000	$75,486
China Lodging Group Ltd.*	485	73,672
Minth Group Ltd.	12,000	71,000
Great Wall Motor Company Ltd. — Class H	54,000	63,900
Dongfeng Motor Group Company Ltd. — Class H	50,000	63,320
Air China Ltd. — Class H	33,999	51,877
Sun Art Retail Group Ltd.	37,999	50,502
China Southern Airlines Company Ltd. — Class H	36,000	48,305
Weichai Power Company Ltd. — Class H	34,600	38,998
Fuyao Glass Industry Group Company Ltd. — Class H2	8,863	35,564
Shanghai Pharmaceuticals Holding Company Ltd. — Class H	12,200	30,744
Alibaba Pictures Group Ltd.*	220,000	30,082
Zhongsheng Group Holdings Ltd.	11,000	27,973
Li Ning Company Ltd.*	27,500	25,303
China Eastern Airlines Corporation Ltd. — Class H	28,000	23,687
GOME Retail Holdings Ltd.	198,991	23,395
BAIC Motor Corporation Ltd. — Class H2	17,953	22,759
Red Star Macalline Group Corporation Ltd. — Class H2	18,037	21,598
Skyworth Digital Holdings Ltd.	33,999	14,989
Sinotruk Hong Kong Ltd.	11,500	14,637
China Yongda Automobiles Services Holdings Ltd.	13,000	14,619
China Travel International Investment Hong Kong Ltd.	35,999	13,525
China ZhengTong Auto Services Holdings Ltd.	14,500	13,119
China Dongxiang Group Company Ltd.	58,000	11,266
Imperial Pacific International Holdings Ltd.*	860,000	10,880
Golden Eagle Retail Group Ltd.	8,000	10,653
Digital China Holdings Ltd.*	18,000	10,190
Total Consumer, Cyclical		2,028,055

Industrial – 6.7%
AAC Technologies Holdings, Inc.	12,982	258,635
Sunny Optical Technology Group Company Ltd.	11,970	199,926
Anhui Conch Cement Company Ltd. — Class H	20,500	109,897
China Communications Construction Company Ltd. — Class H	76,993	86,189
ZTO Express Cayman, Inc. ADR*,1	4,563	72,415
Xinyi Glass Holdings Ltd.	43,999	68,484
CRRC Corporation Ltd. — Class H	71,000	65,054
Zhuzhou CRRC Times Electric Company Ltd. — Class H	9,500	51,474
China National Building Material Company Ltd. — Class H1	49,998	49,645
China Railway Group Ltd. — Class H	66,993	48,712
Yangzijiang Shipbuilding Holdings Ltd.	38,700	44,175
China State Construction International Holdings Ltd.	31,999	43,591
Beijing Capital International Airport Company Ltd. — Class H*	26,000	38,409
China Railway Construction Corporation Ltd. — Class H	33,499	35,959
Haitian International Holdings Ltd.	11,000	33,667
Lee & Man Paper Manufacturing Ltd.	24,999	28,592
BYD Electronic International Company Ltd.	11,000	27,270
China Communications Services Corp. Ltd. — Class H	41,993	25,007
SITC International Holdings Company Ltd.	22,000	23,897
COSCO SHIPPING Holdings Company Ltd. — Class H*,1	45,000	23,635
China Resources Cement Holdings Ltd.	30,000	23,194
Hollysys Automation Technologies Ltd.*	850	22,449
Sinotrans Ltd. — Class H	37,000	20,568
China Energy Engineering Corporation Ltd. — Class H	108,000	20,150
AviChina Industry & Technology Company Ltd. — Class H1	35,999	20,057
BBMG Corp. — Class H	38,000	18,647
Beijing Enterprises Clean Energy Group Ltd.*	579,031	18,499
China Railway Signal & Communication Corporation
Ltd. — Class H2	23,077	18,107
Xinjiang Goldwind Science & Technology Company
Ltd. — Class H1	11,280	17,759
Shanghai Electric Group Company Ltd. — Class H*	45,998	17,340
Guangshen Railway Company Ltd. — Class H	24,000	15,856
China National Materials Company Ltd. — Class H	18,000	15,043
Metallurgical Corporation of China Ltd. — Class H	49,000	14,903
Greatview Aseptic Packaging Company Ltd.	19,000	13,524
COSCO SHIPPING Development Company Ltd. — Class H*	65,990	13,408
Lonking Holdings Ltd.	32,000	13,372
China International Marine Containers Group Co. Ltd. — Class H	7,300	13,266
COSCO SHIPPING Energy Transportation Company
Ltd. — Class H	24,000	12,758
China Water Affairs Group Ltd.	14,000	12,362
China Zhongwang Holdings Ltd.	22,399	12,251
China High Speed Transmission Equipment Group Co. Ltd.	7,000	12,076
Tianneng Power International Ltd.	12,000	11,885
China Lesso Group Holdings Ltd.	17,000	11,188
China Logistics Property Holdings Company Ltd.*	32,000	9,610
CT Environmental Group Ltd.	50,000	8,754
Zoomlion Heavy Industry Science and Technology Company
Ltd. — Class H	20,399	8,472
China Machinery Engineering Corp. — Class H	13,000	7,908
China Shanshui Cement Group Ltd.*,†††,3	105,999	—
Total Industrial		1,738,039

Energy – 6.1%
CNOOC Ltd.	278,990	406,436
China Petroleum & Chemical Corp. — Class H	443,183	356,798
PetroChina Company Ltd. — Class H	365,986	258,636
China Shenhua Energy Company Ltd. — Class H	58,996	167,746
China Everbright International Ltd.	45,999	71,245
Kunlun Energy Company Ltd.	59,994	56,427
Yanzhou Coal Mining Company Ltd. — Class H	31,999	47,925
China Longyuan Power Group Corporation Ltd. — Class H	53,998	35,882

See notes to financial statements.
32 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

YAO Guggenheim China All-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 100.1% (continued)
Energy – 6.1% (continued)
GCL-Poly Energy Holdings Ltd.*,1	214,995	$34,068
China Oilfield Services Ltd. — Class H	31,999	33,777
Xinyi Solar Holdings Ltd.	78,000	32,295
Sinopec Engineering Group Company Ltd. — Class H	20,500	19,857
Shougang Fushan Resources Group Ltd.*	62,000	19,570
China Coal Energy Company Ltd. — Class H	35,993	16,466
Sinopec Kantons Holdings Ltd.	18,000	10,903
Beijing Jingneng Clean Energy Co. Ltd. — Class H	34,000	8,733
JinkoSolar Holding Company Ltd. ADR*	385	6,880
Total Energy		1,583,644

Technology – 3.1%
NetEase, Inc. ADR	1,278	374,901
Semiconductor Manufacturing International Corp.*,1	48,692	65,584
Lenovo Group Ltd.[1]	115,995	60,626
Kingsoft Corporation Ltd.	18,000	59,461
TravelSky Technology Ltd. — Class H	17,000	54,311
Momo, Inc. ADR*	1,127	37,248
Meitu Inc.*,2	27,500	35,424
Chinasoft International Ltd.*	36,000	26,407
Kingdee International Software Group Company Ltd.*,1	30,000	21,622
Fit Hon Teng Ltd.[2]	26,000	14,686
Hua Hong Semiconductor Ltd.[2]	6,000	11,608
NetDragon Websoft Holdings Ltd.	4,000	10,428
Changyou.com Ltd. ADR*	273	7,726
Q Technology Group Co. Ltd.	5,000	7,156
AGTech Holdings Ltd.*	48,000	5,643
Total Technology		792,831

Utilities – 2.3%
China Gas Holdings Ltd.	39,999	124,720
Guangdong Investment Ltd.	49,998	76,543
Beijing Enterprises Water Group Ltd.*	85,986	56,040
China Resources Power Holdings Company Ltd.	31,999	55,694
China Resources Gas Group Ltd.	16,000	53,979
CGN Power Company Ltd. — Class H2	178,271	48,069
Beijing Enterprises Holdings Ltd.	8,500	47,305
Huaneng Power International, Inc. — Class H	73,994	45,955
Huaneng Renewables Corporation Ltd. — Class H	79,456	26,603
China Power International Development Ltd.	74,999	18,881
Datang International Power Generation Company
Ltd. — Class H*,1	47,996	15,334
Huadian Power International Corporation Ltd. — Class H	28,000	9,804
Huadian Fuxin Energy Corporation Ltd. — Class H	40,000	9,712
Total Utilities		588,639

Basic Materials – 1.8%
Kingboard Chemical Holdings Ltd.	11,800	59,940
Nine Dragons Paper Holdings Ltd.	28,999	52,326
China Molybdenum Co. Ltd. — Class H	63,000	51,525
Zijin Mining Group Company Ltd. — Class H	99,992	46,001
Aluminum Corporation of China Ltd. — Class H*,1	67,994	41,273
Sinopec Shanghai Petrochemical Company Ltd. — Class H	59,998	36,036
Jiangxi Copper Company Ltd. — Class H	19,999	31,639
Kingboard Laminates Holdings Ltd.	15,000	26,414
MMG Ltd.*	36,000	25,257
Angang Steel Company Ltd. — Class H	20,000	22,133
Maanshan Iron & Steel Company Ltd. — Class H*	30,000	16,255
Fufeng Group Ltd.*	22,000	15,125
Zhaojin Mining Industry Company Ltd. — Class H	17,500	13,530
Huabao International Holdings Ltd.	14,999	11,290
China BlueChemical Ltd. — Class H	27,999	8,480
Total Basic Materials		457,224

Diversified – 0.1%
Legend Holdings Corp. — Class H2	6,150	21,062
Total Common Stocks
(Cost $20,432,807)		25,750,045

	Face
	Amount
SECURITIES LENDING COLLATERAL††,3 – 2.0%
Repurchase Agreements
Royal Bank of Scotland plc
issued 02/28/18 at 1.35%
due 03/01/18	$250,000	250,000
RBC Dominion Securities, Inc.
issued 02/28/18 at 1.35%
due 03/01/18	250,000	250,000
Nomura Securities International, Inc.
issued 02/28/18 at 1.39%
due 03/01/18	14,276	14,276
Total Securities Lending Collateral (Cost $514,276)		514,276
Total Investments – 102.1% (Cost $20,947,083)		$26,264,321
Other Assets & Liabilities, net – (2.1)%		(543,380)
Total Net Assets – 100.0%		$25,720,941

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	All or a portion of this security is on loan at February 28, 2018 — See Note 6.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

YAO Guggenheim China All-Cap ETF continued

2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $886,108 (cost $784,058), or 3.4% of total net assets.
3	Securities lending collateral — See Note 6.

ADR	American Depositary Receipt
plc	Public Limited Company

See Sector Classification in Other Information section.

Country Diversification
Country	% of Long-Term Investments
China	94.4%
Hong Kong	4.3%
United States	1.1%
Singapore	0.1%
Taiwan, Province of China	0.1%
Total Long-Term Investments	100.0%

Currency Denomination
Currency	% of Long -Term Investments
Hong Kong Dollar	76.6%
United States Dollar	21.7%
Chinese Yuan Renminbi	1.5%
Singapore Dollar	0.2%
Total Long-Term Investments	100.0%

The following table summarizes the inputs used to value the Fund’s investments at February 28, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$25,750,045	$—	$—	*	$25,750,045
Securities Lending
Collateral	—	514,276	—		514,276
Total Assets	$25,750,045	$514,276	$—	*	$26,264,321

*	Includes securities with a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended February 28, 2018, there were no transfers between levels.

See notes to financial statements.
34 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

CQQQ Guggenheim China Technology ETF

	Shares	Value
COMMON STOCKS† – 100.0%
Communications – 54.1%
Tencent Holdings Ltd.	865,697	$47,813,406
Alibaba Group Holding Ltd. ADR*	224,685	41,822,866
Baidu, Inc. ADR*	149,862	37,816,177
SINA Corp.*	173,680	20,308,402
58.com, Inc. ADR*	252,935	19,063,711
Weibo Corp. ADR*,1	146,957	18,886,914
YY, Inc. ADR*	126,893	16,411,072
Autohome, Inc. ADR	162,664	12,721,951
ZTE Corp. — Class H*,1	2,214,017	7,808,885
Meitu Inc.*,1,2	4,632,500	5,967,260
Bitauto Holdings Ltd. ADR*,1	115,544	3,280,294
Sohu.com, Inc.*	89,973	3,027,591
Baozun, Inc. ADR*,1	85,551	3,007,973
Fang Holdings Ltd. ADR*,1	526,935	2,666,291
Yangtze Optical Fibre and Cable Joint Stock Limited
Co. — Class H2	502,000	2,187,545
Tian Ge Interactive Holdings Ltd.[2]	1,673,956	1,505,968
GDS Holdings Ltd. ADR*	57,389	1,503,592
Xunlei Ltd ADR*,1	99,204	1,266,835
China All Access Holdings Ltd.	4,116,707	1,194,194
SUNeVision Holdings Ltd.	1,774,000	1,160,707
21Vianet Group, Inc. ADR*	136,444	1,041,068
HC International, Inc.	1,626,254	1,012,084
O-Net Technologies Ltd.*	1,052,000	752,840
Comba Telecom Systems Holdings Ltd.	4,130,540	665,084
Renren, Inc. ADR*,1	54,948	502,774
Phoenix New Media Ltd. ADR*	87,741	454,499
Coolpad Group Ltd.*,†††,3	1,977,868	—
Total Communications		253,849,983

Technology – 23.3%
NetEase, Inc. ADR	88,574	25,983,183
Semiconductor Manufacturing International Corp.*,1	9,924,666	13,367,664
ASM Pacific Technology Ltd.	728,400	10,471,803
Lenovo Group Ltd.	19,332,701	10,104,501
Kingsoft Corporation Ltd.[1]	2,995,644	9,895,774
TravelSky Technology Ltd. — Class H	2,727,860	8,714,873
Momo, Inc. ADR*	189,718	6,270,180
Chinasoft International Ltd.*,1	6,268,252	4,597,877
Kingdee International Software Group Company Ltd.*,1	5,363,242	3,865,498
Fit Hon Teng Ltd.[2]	4,532,000	2,559,830
Hua Hong Semiconductor Ltd.[2]	1,034,060	2,000,648
NetDragon Websoft Holdings Ltd.[1]	610,591	1,591,767
Cheetah Mobile Inc. ADR*,1	104,694	1,488,749
Changyou.com Ltd. ADR*	45,986	1,301,404
PAX Global Technology Ltd.[1]	2,159,727	1,073,612
AGTech Holdings Ltd.*	8,910,690	1,047,606
Camsing International Holding Ltd.*	1,174,000	879,153
Leyou Technologies Holdings Ltd.*	3,545,000	756,540
Ju Teng International Holdings Ltd.	2,446,623	694,095
Shanghai Fudan Microelectronics Group Company Ltd. — Class H*	843,204	668,072
NQ Mobile, Inc. — Class A ADR*	286,286	632,692
Boyaa Interactive International Ltd.*	1,525,001	604,131
Vision Values Holdings Ltd.*	7,740,000	553,896
China Electronics Huada Technology Company Ltd.	2,434,164	360,833
Total Technology		109,484,381

Industrial – 12.0%
Sunny Optical Technology Group Company Ltd.	1,230,540	20,552,768
AAC Technologies Holdings, Inc.	920,228	18,333,297
BYD Electronic International Company Ltd.	1,852,384	4,592,316
Hollysys Automation Technologies Ltd.*	150,240	3,967,838
China Railway Signal & Communication Corporation
Ltd. — Class H2	4,159,854	3,263,965
Tongda Group Holdings Ltd.	11,472,040	2,756,116
Truly International Holdings Ltd.[1]	4,837,856	1,613,587
Green Leader Holdings Group Ltd.*	14,420,000	746,310
China Aerospace International Holdings Ltd.	5,618,570	631,841
Total Industrial		56,458,038

Basic Materials – 3.3%
Kingboard Chemical Holdings Ltd.	1,938,858	9,848,773
Kingboard Laminates Holdings Ltd.	2,530,413	4,455,943
Daqo New Energy Corp. ADR*	21,572	1,060,048
Total Basic Materials		15,364,764

Energy – 2.9%
GCL-Poly Energy Holdings Ltd.*,1	35,945,446	5,695,929
Xinyi Solar Holdings Ltd.	12,840,578	5,316,534
JinkoSolar Holding Company Ltd. ADR*	64,821	1,158,351
JA Solar Holdings Company Ltd. ADR*	115,651	856,974
Wasion Group Holdings Ltd.	1,256,534	663,168
Total Energy		13,690,956

Consumer, Cyclical – 2.6%
Landing International Development Ltd.*	233,270,055	10,284,356
Digital China Holdings Ltd.*,1	2,997,579	1,696,967
Total Consumer, Cyclical		11,981,323

Diversified – 0.8%
Legend Holdings Corp. — Class H2	1,045,400	3,580,274

Financial – 0.6%
Yirendai Ltd. ADR*	29,763	1,127,125
Xi’an Haitiantian Holdings Ltd.*	1,409,000	1,101,949
Rentian Technology Holdings Ltd.*	10,460,000	514,625

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

CQQQ Guggenheim China Technology ETF continued

	Shares	Value
COMMON STOCKS† – 100.0% (continued)
Financial – 0.6% (continued)
National Agricultural Holdings Ltd.*,†††,3	534,446	$—
Total Financial		2,743,699

Consumer, Non-cyclical – 0.4%
Hi Sun Technology China Ltd.*	5,373,869	1,119,370
China Innovationpay Group Ltd.*	16,594,566	933,077
Tongda Hong Tai Holdings Ltd.*	286,712	58,623
Anxin-China Holdings Ltd.*,†††,3	2,144,054	—
Total Consumer, Non-cyclical		2,111,070
Total Common Stocks
(Cost $423,998,723)		469,264,488

	Face
	Amount
SECURITIES LENDING COLLATERAL††,4 – 8.6%
Repurchase Agreements
Citigroup Global Markets, Inc.
issued 02/28/18 at 1.37%
due 03/01/18	$9,355,103	9,355,103
HSBC Securities (USA), Inc.
issued 02/28/18 at 1.37%
due 03/01/18	9,355,103	9,355,103
Daiwa Capital Markets America
issued 02/28/18 at 1.37%
due 03/01/18	9,355,103	9,355,103
RBC Dominion Securities, Inc.
issued 02/28/18 at 1.35%
due 03/01/18	9,355,103	9,355,103
Deutsche Bank Securities, Inc.
issued 02/28/18 at 1.39%
due 03/01/18	2,771,871	2,771,871
Total Securities Lending Collateral
(Cost $40,192,283)		40,192,283
Total Investments – 108.6%
(Cost $464,191,006)		$509,456,771
Other Assets & Liabilities, net – (8.6)%		(40,270,910)
Total Net Assets – 100.0%		$469,185,861

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	All or a portion of this security is on loan at February 28, 2018 — See Note 6.
2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $21,065,490 (cost $20,472,945), or 4.5% of total net assets.
3	Security was fair valued by the Valuation Committee at February 28, 2018. The total market value of fair valued securities amounts to $0, (cost $989,404) or 0.0% of total net assets.
4	Securities lending collateral — See Note 6.

ADR	American Depositary Receipt

See Sector Classification in Other Information section.

Country Diversification
Country	% of Long-Term Investments
China	86.7%
Hong Kong	12.7%
Taiwan, Province of China	0.6%
Total Long-Term Investments	100.0%

Currency Denomination
Currency	% of Long-Term Investments
United States Dollar	47.8%
Hong Kong Dollar	41.6%
Chinese Yuan Renminbi	10.6%
Total Long-Term Investments	100.0%

The following table summarizes the inputs used to value the Fund’s investments at February 28, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$469,264,488	$—	$—	*	$469,264,488
Securities Lending
Collateral	—	40,192,283	—		40,192,283
Total Assets	$469,264,488	$40,192,283	$—	*	$509,456,771

*	Includes securities with a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended February 28, 2018, there were no transfers between levels.

See notes to financial statements.
36 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

TAN Guggenheim Solar ETF

	Shares	Value
COMMON STOCKS† – 99.8%
Energy – 61.8%
First Solar, Inc.*	596,555	$37,493,482
SolarEdge Technologies, Inc.*	722,845	36,178,392
Xinyi Solar Holdings Ltd.[1]	82,086,676	33,987,301
GCL-Poly Energy Holdings Ltd.*,1	198,085,650	31,388,727
Canadian Solar, Inc.*,1	1,022,880	16,059,216
Sunrun, Inc.*,1	2,395,181	16,023,761
Scatec Solar ASA[1,2]	2,770,408	15,209,477
Encavis AG1	1,669,271	14,312,568
JinkoSolar Holding Company Ltd. ADR*,1	679,434	12,141,486
JA Solar Holdings Company Ltd. ADR*,1	1,615,231	11,968,862
TerraForm Power, Inc. — Class A	944,725	10,873,785
Vivint Solar, Inc.*,1	2,016,087	6,048,261
Total Energy		241,685,318

Industrial – 18.7%
SMA Solar Technology AG1	370,855	22,362,379
Meyer Burger Technology AG*,1	12,657,582	22,206,520
SunPower Corp. — Class A*,1	1,977,767	14,022,368
China Singyes Solar Technologies Holdings Ltd.*,1	20,485,258	8,193,789
GCL New Energy Holdings Ltd.*,1	103,404,379	6,474,914
Total Industrial		73,259,970

Utilities – 6.9%
Atlantica Yield plc	774,523	15,203,886
8Point3 Energy Partners, LP	983,511	11,949,659
Total Utilities		27,153,545

Technology – 5.6%
REC Silicon ASA*,1	87,509,859	16,066,016
Shunfeng International Clean Energy Ltd.*	127,061,209	5,926,590
Total Technology		21,992,606

Basic Materials – 3.5%
Daqo New Energy Corp. ADR*	274,760	13,501,706

Financial – 3.3%
Hannon Armstrong Sustainable Infrastructure Capital,
Inc. REIT	724,498	12,751,165
Total Common Stocks
(Cost $348,428,662)		390,344,310

	Face
	Amount
SECURITIES LENDING COLLATERAL††,3 – 13.2%
Repurchase Agreements
Citigroup Global Markets, Inc.
issued 02/28/18 at 1.37%
due 03/01/18	$12,030,800	12,030,800
HSBC Securities (USA), Inc.
issued 02/28/18 at 1.37%
due 03/01/18	12,030,800	12,030,800
Daiwa Capital Markets America
issued 02/28/18 at 1.37%
due 03/01/18	12,030,800	12,030,800
RBC Dominion Securities, Inc.
issued 02/28/18 at 1.35%
due 03/01/18	12,030,800	12,030,800
Deutsche Bank Securities, Inc.
issued 02/28/18 at 1.39%
due 03/01/18	3,564,374	3,564,374
Total Securities Lending Collateral
(Cost $51,687,574)		51,687,574
Total Investments – 113.0%
(Cost $400,116,236)		$442,031,884
Other Assets & Liabilities, net – (13.0)%		(50,815,778)
Total Net Assets – 100.0%		$391,216,106

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or a portion of this security is on loan at February 28, 2018 — See Note 6.
2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $15,209,477 (cost $14,771,552), or 3.9% of total net assets.
3	Securities lending collateral — See Note 6.

ADR	American Depositary Receipt
plc	Public Limited Company
REIT	Real Estate Investment Trust

See Sector Classification in Other Information section.

Country Diversification
Country	% of Long-Term Investments
United States	32.1%
Cayman Islands	19.8%
Hong Kong	11.8%
Germany	9.4%
Israel	9.3%
Switzerland	5.7%
Canada	4.1%
Other	7.8%
Total Long-Term Investments	100.0%

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

TAN Guggenheim Solar ETF continued

Currency Denomination
Currency	% of Long Term Investments
United States Dollar	48.7%
Hong Kong Dollar	20.5%
Euro	9.4%
Norwegian Krone	8.0%
Chinese Yuan Renminbi	7.7%
Swiss Franc	5.7%
Total Long-Term Investments	100.0%

The following table summarizes the inputs used to value the Fund’s investments at February 28, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$390,344,310	$—	$—	$390,344,310
Securities Lending
Collateral	—	51,687,574	—	51,687,574
Total Assets	$390,344,310	$51,687,574	$—	$442,031,884

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended February 28, 2018, there were no transfers between levels.

See notes to financial statements.
38 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

CGW Guggenheim S&P Global Water Index ETF

	Shares	Value
COMMON STOCKS† – 99.6%
Industrial – 46.4%
Xylem, Inc.	492,934	$36,763,018
Pentair plc	445,317	30,588,825
Geberit AG	65,066	29,481,256
IDEX Corp.	209,795	28,699,956
Alfa Laval AB	822,567	19,885,362
Halma plc	1,037,323	17,222,779
Aalberts Industries N.V.	264,091	13,293,015
Andritz AG	194,129	11,293,907
Ebara Corp.[1]	259,300	9,720,257
Tetra Tech, Inc.	198,282	9,705,904
Kurita Water Industries Ltd.	290,600	8,973,591
Rexnord Corp.*	284,560	8,246,549
Interpump Group SpA	236,120	7,867,719
Arcadis N.V.	254,365	6,117,862
Watts Water Technologies, Inc. — Class A	76,341	5,763,746
Mueller Water Products, Inc. — Class A	435,343	4,788,773
Sulzer AG	34,799	4,654,350
Reliance Worldwide Corporation Ltd.[1]	1,297,060	4,336,050
Mueller Industries, Inc.	158,187	4,190,373
Franklin Electric Company, Inc.	105,929	4,147,120
Badger Meter, Inc.	79,916	3,804,002
Advanced Drainage Systems, Inc.	109,191	2,789,830
China Water Affairs Group Ltd.	3,016,000	2,663,228
Aegion Corp. — Class A*	115,747	2,657,551
Lindsay Corp.	29,175	2,580,237
CT Environmental Group Ltd.[1]	10,180,000	1,782,245
Gorman-Rupp Co.	52,301	1,395,391
SIIC Environment Holdings Ltd.[1]	3,199,200	1,245,483
Total Industrial		284,658,379

Utilities – 43.1%
American Water Works Company, Inc.	625,093	49,607,380
Veolia Environnement S.A.	1,324,344	32,256,280
United Utilities Group plc	2,390,815	21,945,869
Aqua America, Inc.[1]	622,880	21,296,267
Suez	1,462,435	20,199,945
Severn Trent plc	842,104	19,812,014
Guangdong Investment Ltd.	10,084,000	15,437,915
Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,198,255	13,803,898
Algonquin Power & Utilities Corp.	1,341,125	13,281,989
Pennon Group plc	1,460,150	12,244,234
Beijing Enterprises Water Group Ltd.*	17,230,000	11,229,346
Hera SpA	2,559,075	8,745,538
American States Water Co.	128,485	6,825,123
California Water Service Group	168,201	6,383,228
SJW Group	56,802	3,007,098
ACEA SpA	156,800	2,738,574
Connecticut Water Service, Inc.	40,578	2,095,042
Middlesex Water Co.	57,285	2,030,180
York Water Co.	45,045	1,265,765
Total Utilities		264,205,685

Consumer, Non-cyclical – 5.7%
Danaher Corp.	358,215	35,026,263
Basic Materials – 2.4%
Olin Corp.	456,393	14,832,773
Consumer, Cyclical – 2.0%
Coway Company Ltd.	149,876	11,985,651
Total Common Stocks
(Cost $490,531,794)		610,708,751

	Face
	Amount
SECURITIES LENDING COLLATERAL††,2 – 0.4%
Repurchase Agreements
Citigroup Global Markets, Inc.
issued 02/28/18 at 1.37%
due 03/01/18	$591,409	591,409
HSBC Securities (USA), Inc.
issued 02/28/18 at 1.37%
due 03/01/18	591,409	591,409
Daiwa Capital Markets America
issued 02/28/18 at 1.37%
due 03/01/18	591,409	591,409
RBC Dominion Securities, Inc.
issued 02/28/18 at 1.35%
due 03/01/18	591,409	591,409
Deutsche Bank Securities, Inc.
issued 02/28/18 at 1.39%
due 03/01/18	175,232	175,232
Total Securities Lending Collateral
(Cost $2,540,868)		2,540,868
Total Investments – 100.0%
(Cost $493,072,662)		$613,249,619
Other Assets & Liabilities, net – 0.0%		(260,687)
Total Net Assets – 100.0%		$612,988,932

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or a portion of this security is on loan at February 28, 2018 — See Note 6.
2	Securities lending collateral — See Note 6.

ADR	American Depositary Receipt
plc	Public Limited Company

See Sector Classification in Other Information section.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

CGW Guggenheim S&P Global Water Index ETF continued

Country Diversification
Country	% of Long-Term Investments
United States	42.2%
United Kingdom	11.7%
France	8.6%
Switzerland	5.6%
Ireland	5.0%
Sweden	3.2%
Netherlands	3.2%
Other	20.5%
Total Long-Term Investments	100.0%

Currency Denomination
Currency	% of Long-Term Investments
United States Dollar	49.5%
Euro	16.8%
British Pound	11.7%
Swiss Franc	5.6%
Hong Kong Dollar	5.1%
Swedish Krona	3.2%
Japanese Yen	3.1%
Other	5.0%
Total Long-Term Investments	100.0%

The following table summarizes the inputs used to value the Fund’s investments at February 28, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$610,708,751	$—	$—	$610,708,751
Securities Lending
Collateral	—	2,540,868	—	2,540,868
Total Assets	$610,708,751	$2,540,868	$—	$613,249,619

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended February 28, 2018, there were no transfers between levels.

See notes to financial statements.
40 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

GHII Guggenheim S&P High Income Infrastructure ETF

	Shares	Value
COMMON STOCKS† – 99.4%
Utilities – 51.2%
Enagas S.A.	43,611	$1,139,334
Snam SpA	221,127	992,757
Centrica plc	463,649	913,540
China Power International Development Ltd.[1]	3,216,779	809,816
Endesa S.A.	33,937	716,069
Fortum Oyj	31,656	696,897
Capital Power Corp.	36,179	669,171
SSE plc	39,621	668,750
Huaneng Power International, Inc. — Class H	1,069,326	664,118
EDP - Energias de Portugal S.A. ADR	192,936	647,821
Spark Infrastructure Group	327,557	615,150
China Resources Power Holdings Company Ltd.	341,315	594,062
SCANA Corp.	14,733	584,458
HK Electric Investments & HK Electric Investments Ltd.[1,2]	581,937	545,847
Engie S.A.	34,742	545,554
Electricite de France S.A.	40,151	524,226
NRG Yield, Inc. — Class C	32,224	504,306
Korea Electric Power Corp. ADR[1]	33,250	500,080
AusNet Services	377,282	499,795
Gas Natural SDG S.A.	21,697	497,897
PPL Corp.	16,815	481,750
National Grid plc	45,704	466,128
REN - Redes Energeticas Nacionais SGPS S.A.	150,492	454,097
Northland Power, Inc.	25,721	442,015
Just Energy Group, Inc.	71,917	347,420
Mercury NZ Ltd.	140,132	320,837
Keppel Infrastructure Trust	618,379	264,115
Infratil Ltd.	69,259	154,819
Total Utilities		16,260,829

Energy – 29.0%
Targa Resources Corp.	31,142	1,390,490
AltaGas Ltd.[1]	66,758	1,376,475
Enbridge Income Fund Holdings, Inc.[1]	61,520	1,292,959
Inter Pipeline Ltd.	63,956	1,113,559
SemGroup Corp. — Class A	42,904	952,469
Pembina Pipeline Corp.	27,048	870,957
Pattern Energy Group, Inc. — Class A	37,350	693,589
APA Group	85,278	531,623
Gibson Energy, Inc.	36,821	479,318
TransAlta Renewables, Inc.	33,962	306,926
Saeta Yield S.A.	13,046	193,803
APA Group*	5,016	879
Total Energy		9,203,047

Industrial – 11.1%
Ship Finance International Ltd.[1]	96,569	1,395,422
Nordic American Tankers Ltd.	380,711	795,686
Gaztransport Et Technigaz S.A.	6,853	439,227
DHT Holdings, Inc.	73,009	274,514
Frontline Ltd.[1]	68,337	271,542
Tsakos Energy Navigation Ltd.*	53,867	178,300
Hoegh LNG Holdings Ltd.	22,025	159,174
Total Industrial		3,513,865

Consumer, Non-cyclical – 7.1%
Macquarie Infrastructure Corp.	26,907	1,089,733
Hutchison Port Holdings Trust — Class U	1,960,523	715,591
Contact Energy Ltd.*	121,718	464,169
Total Consumer, Non-cyclical		2,269,493

Consumer, Cyclical – 1.0%
Superior Plus Corp.	32,752	322,830
Total Common Stocks
(Cost $34,918,865)		31,570,064

	Face
	Amount
SECURITIES LENDING COLLATERAL††,3 – 9.3%
Repurchase Agreements
Citigroup Global Markets, Inc.
issued 02/28/18 at 1.37%
due 03/01/18	$683,387	683,387
HSBC Securities (USA), Inc.
issued 02/28/18 at 1.37%
due 03/01/18	683,387	683,387
Daiwa Capital Markets America
issued 02/28/18 at 1.37%
due 03/01/18	683,387	683,387
RBC Dominion Securities, Inc.
issued 02/28/18 at 1.35%
due 03/01/18	683,387	683,387
Deutsche Bank Securities, Inc.
issued 02/28/18 at 1.39%
due 03/01/18	202,481	202,481
Total Securities Lending Collateral
(Cost $2,936,029)		2,936,029
Total Investments – 108.7%
(Cost $37,854,894)		$34,506,093
Other Assets & Liabilities, net – (8.7)%		(2,750,324)
Total Net Assets – 100.0%		$31,755,769

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

GHII Guggenheim S&P High Income Infrastructure ETF continued

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or a portion of this security is on loan at February 28, 2018 — See Note 6.
2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $545,847 (cost $517,631), or 1.7% of total net assets.
3	Securities lending collateral — See Note 6.

ADR	American Depositary Receipt
plc	Public Limited Company

See Sector Classification in Other Information section.

Country Diversification
Country	% of Long-Term Investments
Canada	22.9%
United States	18.0%
Bermuda	8.4%
Spain	8.1%
United Kingdom	6.5%
Australia	5.2%
France	4.8%
Other	26.1%
Total Long-Term Investments	100.0%

Currency Denomination
Currency	% of Long-Term Investments
United States Dollar	28.0%
Canadian Dollar	22.9%
Euro	21.7%
Hong Kong Dollar	10.5%
British Pound	6.5%
Australian Dollar	5.2%
New Zealand Dollar	3.0%
Other	2.2%
Total Long-Term Investments	100.0%

The following table summarizes the inputs used to value the Fund’s investments at February 28, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$31,570,064	$—	$—	$31,570,064
Securities Lending
Collateral	—	2,936,029	—	2,936,029
Total Assets	$31,570,064	$2,936,029	$—	$34,506,093

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended February 28, 2018, there were no transfers between levels.

See notes to financial statements.
42 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

GTO Guggenheim Total Return Bond ETF

	Shares	Value
EXCHANGE-TRADED FUND† – 5.0%
Guggenheim Ultra Short Duration ETF[1,2]	67,232	$3,377,063
Total Exchange-Traded Fund
(Cost $3,384,834)		3,377,063

MONEY MARKET FUND† – 4.4%
Federated U.S. Treasury Cash Reserve Fund - Institutional
Shares 1.29%[4]	2,958,178	2,958,178
Total Money Market Fund
(Cost $2,958,178)		2,958,178

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 27.1%
Government Agency – 16.3%
Fannie Mae
3.31% due 01/01/33	1,000,000	984,168
3.08% due 10/01/32	750,000	718,584
3.24% due 11/01/32	498,060	487,202
3.05% due 10/01/29	500,000	482,820
2.99% due 09/01/29	500,000	479,662
2.90% due 11/01/29	500,000	475,376
2.86% due 09/01/29	500,000	475,077
2.82% due 10/01/29	500,000	474,412
Freddie Mac Multifamily Structured Pass Through Certificates
2018-K154, 3.46% due 11/25/32	1,000,000	998,890
2017-KGX1, 3.00% due 10/25/27	1,000,000	974,762
2017-KW03, 3.02% due 06/25/27	800,000	781,275
2014-K037, 1.00% (WAC) due 01/25/24[5]	6,553,573	312,966
2015-K042, 1.05% (WAC) due 12/25/24[5,6]	4,447,227	261,040
2014-K038, 1.17% (WAC) due 03/25/24[5,6]	4,380,297	252,627
2017-K066, 3.20% due 06/25/27	250,000	247,001
2014-K036, 0.76% (WAC) due 10/25/23[5,6]	6,175,991	218,542
2013-K026, 1.01% (WAC) due 11/25/22[5,6]	5,288,049	203,963
2013-K035, 0.41% (WAC) due 08/25/23[5,6]	8,482,868	158,739
Seasoned Credit Risk Transfer Trust Series 2017-1
2017-4, 2.25% due 06/25/57	963,657	923,643
2017-3, 2.25% due 07/25/56	482,026	461,446
Freddie Mac
3.55% due 10/01/33	498,235	509,366
FREMF Mortgage Trust
2013-K29, 0.13% due 05/25/46[6,7]	29,963,621	146,966
Total Government Agency		11,028,527

Military Housing – 6.4%
Freddie Mac Military Housing Bonds Resecuritization Trust
Certificates 2015-R1, 1.37% (WAC) due 11/25/55[5,7]	976,722	1,070,427
Pacific Beacon LLC
5.51% due 07/15/36[7]	500,000	547,134
5.37% due 07/15/26[7]	111,654	119,718
Fort Knox Military Housing Privatization Project
5.81% due 02/15/52[7]	390,231	391,697
1.93% (1 Month USD LIBOR + 0.34%) due 02/15/52†††,5,8	239,303	166,321
Camp Pendleton & Quantico Housing LLC
5.93% due 10/01/43[7]	310,000	349,961
Lexington Realty Trust
4.40% due 06/15/24	300,000	295,948
HP Communities LLC
5.78% due 03/15/46[8]	150,000	158,312
5.86% due 09/15/53[8]	100,000	103,763
Senior Housing Properties Trust
4.75% due 02/15/28	250,000	244,651
Mid-Atlantic Military Family Communities LLC
5.30% due 08/01/50[8]	233,387	231,638
Fort Benning Family Communities LLC
5.81% due 01/15/51[8]	200,000	212,415
AMC East Communities LLC
6.01% due 01/15/53[8]	194,186	189,030
Hospitality Properties Trust
5.25% due 02/15/26	180,000	187,711
Atlantic Marine Corporations Communities LLC
5.34% due 12/01/50[7]	96,277	100,797
Total Military Housing		4,369,523

Residential Mortgage Backed Securities – 3.4%
WaMu Asset-Backed Certificates WaMu Series 2007-HE4 Trust
2007-HE4, 1.87% (1 Month USD LIBOR + 0.25%)
due 07/25/47[5]	731,921	537,884
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 1.76% (1 Month USD LIBOR + 0.14%)
due 11/25/36[5]	422,777	410,682
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 2.25% (1 Month USD LIBOR + 0.63%)
due 11/25/37[5]	333,248	331,239
Alternative Loan Trust
2007-OA7, 1.80% (1 Month USD LIBOR + 0.18%)
due 05/25/47[5]	269,440	261,620
Nationstar Home Equity Loan Trust
2007-C, 1.80% (1 Month USD LIBOR + 0.18%)
due 06/25/37[5]	218,956	211,265
CSMC Series
2015-12R, 2.06% (1 Month USD LIBOR + 0.50%)
due 11/30/37[5,7]	211,276	210,379
RALI Series Trust
2007-QO2, 1.77% (1 Month USD LIBOR + 0.15%)
due 02/25/47[5]	309,957	201,027
Washington Mutual Mortgage Pass-Through Certificates
WMALT Series Trust 2006-7, 4.36% due 09/25/36	327,564	166,497
Total Residential Mortgage Backed Securities		2,330,593

Commercial Mortgage Backed Securities – 1.0%
GS Mortgage Securities Corporation Trust
2017-STAY, 2.94% (1 Month USD LIBOR + 1.35%)
due 07/15/32[5,7]	500,000	503,077
Wells Fargo Commercial Mortgage Trust
2016-NXS5, 1.55% (WAC) due 01/15/59[5]	1,965,516	155,113
Total Commercial Mortgage Backed Securities		658,190
Total Collateralized Mortgage Obligations
(Cost $18,566,034)		18,386,833

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

GTO Guggenheim Total Return Bond ETF continued

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 16.6%
Collateralized Loan Obligations – 10.3%
LMREC, Inc.
2015-CRE1, 3.37% (1 Month USD LIBOR + 1.75%)
due 02/22/32[5,7]	1,000,000	$1,023,078
KKR CLO 15 Ltd.
2016-15, 3.29% (3 Month USD LIBOR + 1.56%)
due 10/18/28[5,7]	1,000,000	1,013,842
Woodmont Trust
2017-2A, 3.15% (3 Month USD LIBOR + 1.80%)
due 07/18/28[5,7]	500,000	503,797
2017-3A, 3.46% (3 Month USD LIBOR + 1.73%)
due 10/18/29[5,7,9]	500,000	501,904
Cerberus Loan Funding XVI, LP
2016-2A, 4.07% (3 Month USD LIBOR + 2.35%)
due 11/15/27[5,7]	500,000	507,833
Bsprt Issuer Ltd.
2017-FL1, 2.94% (1 Month USD LIBOR + 1.35%)
due 06/15/27[5,7]	500,000	501,680
Golub Capital Partners CLO Ltd.
2016-33A, 4.36% (3 Month USD LIBOR + 2.48%)
due 11/21/28[5,7]	500,000	501,257
Golub Capital BDC CLO LLC
2014-1A, 4.25% (3 Month USD LIBOR + 2.50%)
due 04/25/26[5,7]	500,000	498,959
Golub Capital Partners CLO 16 Ltd.
2017-16A, 3.60% (3 Month USD LIBOR + 1.85%)
due 07/25/29[5,7]	300,000	299,588
Marathon CLO VI Ltd.
2017-6A, 3.42% (3 Month USD LIBOR + 1.60%)
due 05/13/25[5,7]	250,000	251,347
FS Senior Funding Ltd.
2015-1A, 3.52% (3 Month USD LIBOR + 1.80%)
due 05/28/25[5,7]	250,000	250,896
Newstar Commercial Loan Funding LLC
2016-1A, 5.69% (3 Month USD LIBOR + 3.75%)
due 02/25/28[5,7]	250,000	250,472
OZLM Funding II Ltd.
2016-2A, 4.52% (3 Month USD LIBOR + 2.75%)
due 10/30/27[5,7]	250,000	250,427
Oaktree EIF I Series A1 Ltd.
2016-A, 5.39% (3 Month USD LIBOR + 3.65%)
due 01/20/27[5,7]	250,000	250,316
ACIS CLO Ltd.
2013-1A, 4.68% (3 Month USD LIBOR + 2.95%)
due 04/18/24[5,7]	250,000	250,214
Venture XIII CLO Ltd.
2013-13A, due 06/10/25[7,9]	250,000	153,578
Total Collateralized Loan Obligations		7,009,188

Whole Business – 2.8%
Domino’s Pizza Master Issuer LLC
2017-1A, 3.00% (3 Month USD LIBOR + 1.25%)
due 07/25/47[5,7]	597,000	597,060
Wendys Funding LLC
2015-1A, 4.50% due 06/15/45[7]	488,750	500,358
DB Master Finance LLC
2015-1A, 3.98% due 02/20/45[7]	485,000	488,230
Miramax LLC
2014-1A, 3.34% due 07/20/26[7]	167,160	166,090
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[7]	148,125	155,693
Total Whole Business		1,907,431

Transport-Aircraft – 1.6%
Castle Aircraft SecuritizationTrust
2017-1, 3.97% due 07/15/42	473,736	466,926
Apollo Aviation Securitization Equity Trust
2016-2, 4.21% due 11/15/41	444,950	435,814
ECAF I Ltd.
2015-1A, 3.47% due 06/15/40[7]	146,030	144,971
Total Transport-Aircraft		1,047,711

Net Lease – 0.8%
Store Master Funding I-VII
2016-1A, 4.32% due 10/20/46[7]	492,687	501,801

Collateralized Debt Obligations – 0.7%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[7]	500,000	488,446

Transport-Container – 0.4%
Textainer Marine Containers Ltd.
2017-2A, 3.52% due 06/20/42[7]	284,243	280,701
Total Asset-Backed Securities
(Cost $11,179,993)		11,235,278

CORPORATE BONDS†† – 14.7%
Financial – 10.4%
Goldman Sachs Group, Inc.
2.40% (3 Month USD LIBOR + 0.73%) due 12/27/20[5]	400,000	401,957
3.71% (3 Month USD LIBOR + 1.77%) due 02/25/21[5]	250,000	259,764
Citigroup, Inc.
5.95%[10,11]	390,000	405,405
6.25%[10,11]	100,000	107,500
3.07% (3 Month USD LIBOR + 1.38%) due 03/30/21[5]	100,000	102,700
Mizuho Financial Group, Inc.
2.42% (3 Month USD LIBOR + 0.88%) due 09/11/22[5]	600,000	606,133
Capital One Financial Corp.
2.57% (3 Month USD LIBOR + 0.76%) due 05/12/20[5]	600,000	604,948
Mitsubishi UFJ Financial Group, Inc.
3.36% (3 Month USD LIBOR + 1.88%) due 03/01/21[5]	555,000	576,158
Citizens Bank North America/Providence RI
2.02% (3 Month USD LIBOR + 0.54%) due 03/02/20[5]	300,000	300,672
2.75% (3 Month USD LIBOR + 0.81%) due 05/26/22[5]	250,000	251,664
Australia & New Zealand Banking Group Ltd.
2.47% (3 Month USD LIBOR + 0.99%) due 06/01/21[5,7]	500,000	509,337
Sumitomo Mitsui Trust Bank Ltd.
2.05% (3 Month USD LIBOR + 0.44%) due 09/19/19[5,7]	500,000	500,626
MetLife, Inc.
9.25% due 04/08/38[7]	350,000	489,125

See notes to financial statements.
44 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

GTO Guggenheim Total Return Bond ETF continued

	Face
	Amount~	Value
CORPORATE BONDS†† – 14.7% (continued)
Financial – 10.4% (continued)
UBS Group Funding Switzerland AG
3.11% (3 Month USD LIBOR + 1.44%) due 09/24/20[5,7]	200,000	$204,425
3.50% (3 Month USD LIBOR + 1.78%) due 04/14/21[5,7]	150,000	155,631
American Equity Investment Life Holding Co.
5.00% due 06/15/27	350,000	356,067
JPMorgan Chase & Co.
2.16% (3 Month USD LIBOR + 0.68%) due 06/01/21[5]	350,000	352,630
Morgan Stanley
2.63% (3 Month USD LIBOR + 0.80%) due 02/14/20[5]	250,000	251,160
2.58% (3 Month USD LIBOR + 0.98%) due 06/16/20[5]	100,000	101,218
First American Financial Corp.
4.30% due 02/01/23	300,000	303,612
Ares Finance Company LLC
4.00% due 10/08/24[7]	150,000	144,080
Navigators Group, Inc.
5.75% due 10/15/23	100,000	104,265
Total Financial		7,089,077

Consumer, Non-cyclical – 1.9%
Express Scripts Holding Co.
2.22% (3 Month USD LIBOR + 0.75%) due 11/30/20[5]	700,000	700,524
Allergan Funding SCS
2.80% (3 Month USD LIBOR + 1.26%) due 03/12/20[5]	600,000	610,176
Total Consumer, Non-cyclical		1,310,700

Communications – 0.9%
MDC Partners, Inc.
6.50% due 05/01/24[7]	250,000	249,375
Discovery Communications LLC
2.34% (3 Month USD LIBOR + 0.71%) due 09/20/19[5]	200,000	201,020
SFR Group S.A.
7.37% due 05/01/26[7]	200,000	193,060
Total Communications		643,455

Basic Materials – 0.8%
Yamana Gold, Inc.
4.95% due 07/15/24	330,000	341,705
BHP Billiton Finance USA Ltd.
6.75% due 10/19/75[7,11]	150,000	170,250
Total Basic Materials		511,955

Energy – 0.7%
Phillips 66
2.61% (3 Month USD LIBOR + 0.60%) due 02/26/21[5]	300,000	300,256
Equities Corp.
2.46% (3 Month USD LIBOR + 0.77%) due 10/01/20[5]	150,000	150,193
Total Energy		450,449

Total Corporate Bonds
(Cost $9,994,935)		10,005,636

U.S. GOVERNMENT SECURITIES†† – 7.6%
U.S. Treasury Bond
due 11/15/46[12]	12,766,000	5,164,058
Total U.S. Government Securities
(Cost $5,491,953)		5,164,058

FEDERAL AGENCY NOTES†† – 5.1%
Fannie Mae Principal Strips
due 01/15/30[12,13]	1,300,000	868,218
due 05/15/30[12,13]	850,000	562,020
due 05/15/29[12,13]	450,000	308,774
Total Fannie Mae Principal Strips		1,739,012
Federal Home Loan Bank[14]
due 03/16/18[12]	1,000,000	999,392
Tennessee Valley Authority
4.25% due 09/15/65	250,000	281,700
5.38% due 04/01/56	100,000	132,605
Total Tennessee Valley Authority		414,305
Freddie Mac Coupon Strips
due 09/15/30[12]	350,000	228,006
Freddie Mac[13]
due 12/14/29[12]	150,000	100,621
Total Federal Agency Notes
(Cost $3,567,043)		3,481,336

MUNICIPAL BONDS†† – 4.0%
California – 2.7%
State of California General Obligation Unlimited
7.60% due 11/01/40	350,000	537,621
San Diego Unified School District General Obligation Unlimited
due 07/01/36[12]	800,000	397,656
Los Angeles Department of Water & Power Power System
Revenue Revenue Bonds 6.57% due 07/01/45	255,000	362,189
Santa Cruz County Redevelopment Agency Tax Allocation
3.75% due 09/01/32	250,000	242,697
Los Angeles Community College District General Obligation
Unlimited 6.75% due 08/01/49	130,000	190,142
Stockton Unified School District General Obligation Unlimited
due 08/01/36[12]	250,000	122,318
Total California		1,852,623

New York – 0.6%
Port Authority of New York & New Jersey Revenue Bonds
5.64% due 11/01/40	155,000	195,139
Metropolitan Transportation Authority Revenue Bonds
6.68% due 11/15/40	140,000	189,566
Total New York		384,705

Florida – 0.4%
County of Miami-Dade Florida Aviation Revenue Revenue Bonds
3.73% due 10/01/37	250,000	238,200

Illinois – 0.3%
State of Illinois General Obligation Unlimited
6.63% due 02/01/35	200,000	234,978
Total Municipal Bonds
(Cost $2,714,306)		2,710,506
SENIOR FLOATING RATE INTERESTS††,5 – 2.6%
Technology – 0.9%
Epicor Software Corp.
4.89% (3 Month USD LIBOR + 3.75%) due 06/01/22	195,884	196,679

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

GTO Guggenheim Total Return Bond ETF continued

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,5 – 2.6% (continued)
Technology – 0.9% (continued)
Optiv Security, Inc.
4.81% (3 Month USD LIBOR + 3.25%) due 02/01/24	120,195	$114,336
Peak 10, Inc.
5.19% (3 Month USD LIBOR + 3.50%) due 08/01/24	99,750	99,949
Almonde, Inc.
5.48% (3 Month USD LIBOR + 3.50%) due 06/13/24	99,867	99,794
Misys Ltd.
5.48% (3 Month USD LIBOR + 3.50%) due 06/13/24	99,133	99,061
Total Technology		609,819

Consumer, Non-cyclical – 0.8%
Diamond BC BV
4.65% (3 Month USD LIBOR + 3.00%) due 09/06/24	250,000	249,375
Chobani LLC
5.14% (3 Month USD LIBOR + 4.25%) due 10/09/23	173,253	174,390
DJO Finance LLC
4.94% (3 Month USD LIBOR + 3.25%) due 06/08/20	49,814	49,326
4.89% (3 Month USD LIBOR + 3.25%) due 06/08/20	48,921	48,441
Total Consumer, Non-cyclical		521,532

Industrial – 0.3%
StandardAero Aviation Holdings, Inc.
5.40% (3 Month USD LIBOR + 3.75%) due 07/07/22	99,745	100,556
Diversitech Holdings, Inc.
5.19% (3 Month USD LIBOR + 3.50%) due 06/03/24	99,500	99,687
Diversitech Holdings, Inc.
due 06/03/24[15]	10,346	10,366
Total Industrial		210,609

Consumer, Cyclical – 0.3%
Cyan, Inc.
5.19% (3 Month USD LIBOR + 3.50%) due 07/26/24	199,000	199,374

Communications – 0.3%
Cengage Learning, Inc.
5.83% (3 Month USD LIBOR + 4.25%) due 06/07/23	195,494	179,421
Total Senior Floating Rate Interests
(Cost $1,736,572)		1,720,755

FOREIGN GOVERNMENT BONDS†† – 2.0%
Brazilian Government International Bond
due 04/01/18[12]	BRL 2,206	675,263
Denmark Treasury Bill
due 03/01/18[12]	DKK 2,500,000	409,514
Spain Letras del Tesoro
due 03/09/18[12]	EUR 250,000	304,938
Total Foreign Government Bonds
(Cost $1,378,548)		1,389,715
COMMERCIAL PAPER†† – 5.4%
Marriott International, Inc.
1.85% due 03/06/18[12,16]	500,000	499,855
2.04% due 04/04/18[12,16]	500,000	499,055
Total Marriott International, Inc.		998,910
The Clorox Company
1.85% due 03/28/18[12,16]	700,000	698,962
Diageo Capital plc
1.87% due 03/13/18[12,16]	500,000	499,676
McDonald’s Corp.
1.85% due 03/19/18[12,16]	500,000	499,509
Mondelez International, Inc.
1.88% due 03/27/18[12,16]	500,000	499,290
Molex Electronics Technologies LLC
2.00% due 03/26/18[12,16]	500,000	499,244
Total Commercial Paper
(Cost $3,695,789)		3,695,591

REPURCHASE AGREEMENTS††,3 – 5.0%
Jefferies & Company, Inc.
issued 02/21/18 at 4.69% due 03/20/18	1,888,000	1,888,000
Jefferies & Company, Inc.
issued 02/28/18 at 2.45% due 03/23/18	1,499,000	1,499,000
Total Repurchase Agreements
(Cost $3,387,000)		3,387,000

SECURITIES LENDING COLLATERAL††,17 – 0.3%
Repurchase Agreements
Citigroup Global Markets, Inc.
issued 02/28/18 at 1.37% due 03/01/18	47,784	47,784
HSBC Securities (USA), Inc.
issued 02/28/18 at 1.37% due 03/01/18	47,784	47,784
Daiwa Capital Markets America
issued 02/28/18 at 1.37% due 03/01/18	47,784	47,784
RBC Dominion Securities, Inc.
issued 02/28/18 at 1.35% due 03/01/18	47,784	47,784
Deutsche Bank Securities, Inc.
issued 02/28/18 at 1.40% due 03/01/18	14,165	14,165
Total Securities Lending Collateral
(Cost $205,301)		205,301

	Contracts	Value
OPTIONS PURCHASED† – 0.1%
Put options on:
iShares MSCI Emerging Markets ETF Expiring January
2019 with strike price of $55.00 (Notional Value $1,109,262)	231	28,066
S&P 500 Index Expiring January 2019 with strike price of
$3,000.00 (Notional Value $1,356,915)	5	20,950
Total Options Purchased
(Cost $65,743)		49,016
Total Investments – 99.9%
(Cost $68,326,229)		$67,766,266
Other Assets & Liabilities, net – 0.1%		72,081
Total Net Assets – 100.0%		$67,838,347

See notes to financial statements.
46 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

GTO Guggenheim Total Return Bond ETF continued

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS††

									Premiums
		Floating	Floating	Fixed	Payment	Maturity	Notional	Market	Paid	Unrealized
Counterparty	Exchange	Rate Type	Rate Index	Rate	Frequency	Date	Amount	Value	(Received)	Gain
BofA Merrill Lynch	CME	Receive	3 Month USD LIBOR	2.24%	Quarterly	08/11/27	$(7,950,000)	$440,853	$(50,908)	$389,945
BofA Merrill Lynch	CME	Receive	3 Month USD LIBOR	1.99%	Quarterly	08/22/24	(2,050,000)	101,099	(578)	100,521
BofA Merrill Lynch	CME	Receive	3 Month USD LIBOR	1.90%	Quarterly	08/11/22	(2,100,000)	75,033	(5,359)	69,674
BofA Merrill Lynch	CME	Receive	3 Month USD LIBOR	1.67%	Quarterly	08/16/20	(3,300,000)	72,519	(20,937)	51,582
BofA Merrill Lynch	CME	Receive	3 Month USD LIBOR	2.59%	Quarterly	11/13/47	(700,000)	57,690	(312)	57,378
BofA Merrill Lynch	CME	Receive	3 Month USD LIBOR	2.11%	Quarterly	09/01/27	(400,000)	26,589	(303)	26,286
								$773,783	$(78,397)	$695,386

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
					Value at	Net Unrealized
	Contracts to				February 28,	Appreciation/
Counterparty	Buy	Currency	Settlement Date	Settlement Value	2018	(Depreciation)
Citigroup Global Markets, Inc.	326,000	BRL	04/02/18	$99,792	$99,996	$(204)
JP Morgan Chase Bank, N.A.	1,880,000	BRL	04/02/18	590,174	576,663	13,511
Morgan Stanley Capital Services LLC	250,000	EUR	03/09/18	295,831	305,141	(9,310)
Morgan Stanley Capital Services LLC	2,500,000	DKK	03/01/18	395,987	409,514	(13,527)
						$(9,530)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	Affiliated issuer.
2	All or a portion of this security is on loan at February 28, 2018 — See Note 6.
3	Repurchase Agreements — See Note 5.
4	Rate indicated is the 7 day yield as of February 28, 2018.
5	Variable rate security. Rate indicated is the rate effective at February 28, 2018. In some instances, the underlying reference rate shown is below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
6	Maturity date indicated is next interest reset date.
7	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $16,388,603 (cost $16,411,677), or 24.2% of total net assets.
8	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $1,061,479 (cost $1,049,090), or 1.6% of total net assets — See Note 10.
9	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
10	Perpetual maturity.
11	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
12	Zero coupon rate security.
13	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
14	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
15	Term loan interests in the Fund’s portfolio generally have variable rates. All or a portion of this security represents unsettled loan positions and may not have a stated coupon rate.
16	Rate indicated is the effective yield at the time of purchase.
17	Securities lending collateral — See Note 6.

plc	Public Limited Company
CME	Chicago Mercantile Exchange
LIBOR	London Interbank Offered Rate
WAC	Weighted Average Coupon
BRL	Brazilian Real
DKK	Danish Krone
EUR	Euro

See Sector Classification in Other Information section.

Country Diversification
% of Long-Term
Country	Investments
United States	87.9%
Cayman Islands	3.5%
Japan	2.6%
Brazil	1.0%
Luxembourg	0.9%
Canada	0.9%
Australia	0.8%
Other	2.4%
Total Long-Term Investments	100.0%

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

GTO Guggenheim Total Return Bond ETF continued

The following table summarizes the inputs used to value the Fund’s investments at February 28, 2018 (See Note 4 in the Notes to Financial Statements):

				Level 3
		Level 2		Significant
	Level 1	Significant	Level 2 –	Unobservable
Investments in Securities (Assets)	Quoted Prices	Observable Inputs	Other*	Inputs	Total
Asset-Backed Securities	$—	$11,235,278	$—	$—	$11,235,278
Collateralized Mortgage Obligations	—	18,220,512	—	166,321	18,386,833
Commercial Paper	—	3,695,591	—	—	3,695,591
Corporate Bonds	—	10,005,636	—	—	10,005,636
Exchange-Traded Fund	3,377,063	—	—	—	3,377,063
Federal Agency Notes	—	3,481,336	—	—	3,481,336
Foreign Government Bonds	—	1,389,715	—	—	1,389,715
Forward Foreign Currency Exchange Contracts	—	—	13,511	—	13,511
Interest Rate Swap Agreements	—	—	695,386	—	695,386
Money Market Fund	2,958,178	—	—	—	2,958,178
Municipal Bonds	—	2,710,506	—	—	2,710,506
Options Purchased	49,016	—	—	—	49,016
Repurchase Agreements	—	3,387,000	—	—	3,387,000
Securities Lending Collateral	—	205,301	—	—	205,301
Senior Floating Rate Interests	—	1,720,755	—	—	1,720,755
U.S. Government Securities	—	5,164,058	—	—	5,164,058
Total Assets	$6,384,257	$61,215,688	$708,897	$166,321	$68,475,163

Level 3
		Level 2		Significant
	Level 1	Significant	Level 2 –	Unobservable
Investments in Securities (Liabilities)	Quoted Prices	Observable Inputs	Other*	Inputs	Total
Forward Foreign Currency Exchange Contracts	$—	$—	$23,041	$—	$23,041

* Other financial instruments include forward foreign currency exchange contracts and interest rate swaps, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended February 28, 2018, there were no transfers between levels.

Affiliated Transactions
Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

Transactions during the period ended February 28, 2018, in which the portfolio company is an “affiliated person”, were as follows:

	Value			Realized		Change in	Value	Shares	Investment
Security Name	8/31/17	Additions	Reductions	Gain (Loss	)	Unrealized	2/28/18	2/28/18	Income
Exchange-Traded Funds
Guggenheim Ultra Short Duration ETF	$4,051,565	$4,385,629	$(5,046,745)	$(3,700)		$(9,686)	$3,377,063	67,232	$31,743
Closed-End Funds
Guggenheim Strategic Opportunities Fund	813,594	—	(829,521)	59,700		(43,773)	—	—	23,466
	$4,865,159	$4,385,629	$(5,876,266)	$56,000		$(53,459)	$3,377,063		$55,209

See notes to financial statements.
48 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

OVLC Guggenheim U.S. Large Cap Optimized Volatility ETF

	Shares	Value
COMMON STOCKS† – 99.5%
Financial – 22.9%
Berkshire Hathaway, Inc. — Class B*	202	$41,854
PNC Financial Services Group, Inc.	135	21,284
U.S. Bancorp	379	20,602
CME Group, Inc. — Class A	121	20,105
M&T Bank Corp.	97	18,414
Intercontinental Exchange, Inc.	251	18,343
Crown Castle International Corp. REIT	162	17,830
Simon Property Group, Inc. REIT	110	16,886
Public Storage REIT	80	15,555
AvalonBay Communities, Inc. REIT	90	14,042
Digital Realty Trust, Inc. REIT	135	13,586
Equity Residential REIT	241	13,551
Welltower, Inc. REIT	243	12,758
Boston Properties, Inc. REIT	101	12,006
Ventas, Inc. REIT	234	11,307
JPMorgan Chase & Co.	86	9,933
Loews Corp.	181	8,929
People’s United Financial, Inc.	399	7,637
Extra Space Storage, Inc. REIT	85	7,229
Torchmark Corp.	83	7,086
HCP, Inc. REIT	308	6,665
Apartment Investment & Management Co. — Class A REIT	171	6,611
UDR, Inc. REIT	191	6,421
Federal Realty Investment Trust REIT	56	6,381
Bank of America Corp.	120	3,852
Wells Fargo & Co.	40	2,336
Total Financial		341,203

Consumer, Non-cyclical – 16.9%
Procter & Gamble Co.	331	25,990
Intuitive Surgical, Inc.*	48	20,470
Express Scripts Holding Co.*	247	18,636
Eli Lilly & Co.	237	18,254
Baxter International, Inc.	263	17,829
Cigna Corp.	89	17,434
Biogen, Inc.*	59	17,050
Sysco Corp.	278	16,583
Clorox Co.	84	10,843
Kellogg Co .	163	10,791
Verisk Analytics, Inc. — Class A*	102	10,423
Conagra Brands, Inc.	268	9,683
JM Smucker Co.	74	9,346
Johnson & Johnson	71	9,221
Quest Diagnostics, Inc.	89	9,171
McCormick & Company, Inc.	78	8,329
DaVita, Inc.*	106	7,634
Coty, Inc. — Class A	380	7,342
Perrigo Company plc	86	7,006
Total Consumer, Non-cyclical		252,035

Industrial – 12.9%
Lockheed Martin Corp.	62	21,851
Raytheon Co.	97	21,098
General Dynamics Corp.	93	20,688
Deere & Co.	120	19,304
Emerson Electric Co.	265	18,831
Roper Technologies, Inc.	66	18,156
Stanley Black & Decker, Inc.	100	15,919
Republic Services, Inc. — Class A	149	10,010
CH Robinson Worldwide, Inc.	91	8,496
PerkinElmer, Inc.	104	7,939
Garmin Ltd.	128	7,583
Expeditors International of Washington, Inc.	116	7,535
Stericycle, Inc.*	112	7,019
Kansas City Southern	68	7,007
Total Industrial		191,436

Consumer, Cyclical – 11.4%
Walmart, Inc.	251	22,593
Nike, Inc. — Class B	318	21,316
Target Corp.	275	20,738
Ford Motor Co.	1,397	14,822
Tapestry, Inc.	187	9,520
WW Grainger, Inc.	34	8,893
Under Armour, Inc. — Class C*,1	552	8,308
Under Armour, Inc. — Class A*,1	495	8,207
PVH Corp.	56	8,080
LKQ Corp.*	203	8,014
Darden Restaurants, Inc.	85	7,836
Ulta Beauty, Inc.*	38	7,727
Mattel, Inc.[1]	485	7,711
Chipotle Mexican Grill, Inc. — Class A*	24	7,642
Michael Kors Holdings Ltd.*	121	7,615
Total Consumer, Cyclical		169,022

Technology – 10.0%
Apple, Inc.	251	44,708
Microsoft Corp.	334	31,319
International Business Machines Corp.	155	24,154
Fiserv, Inc.*	127	18,211
Fidelity National Information Services, Inc.	180	17,492
Paychex, Inc.	210	13,677
Total Technology		149,561

Communications – 10.0%
Cisco Systems, Inc.	719	32,197
AT&T, Inc.	797	28,931
Verizon Communications, Inc.	554	26,448
Amazon.com, Inc.*	13	19,662
Facebook, Inc. — Class A*	73	13,017
Motorola Solutions, Inc.	106	11,252
Juniper Networks, Inc.	264	6,774

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2018

OVLC Guggenheim U.S. Large Cap Optimized Volatility ETF continued

	Shares	Value
COMMON STOCKS† – 99.5% (continued)
Communications – 10.0% (continued)
Alphabet, Inc. — Class C*	5	$5,524
Alphabet, Inc. — Class A*	5	5,520
Total Communications		149,325

Utilities – 8.1%
Duke Energy Corp.	217	16,349
Dominion Energy, Inc.	219	16,221
Exelon Corp.	432	16,001
Public Service Enterprise Group, Inc.	320	15,498
Southern Co.	359	15,459
Consolidated Edison, Inc.	190	14,229
FirstEnergy Corp.	292	9,440
American Water Works Company, Inc.	117	9,285
CenterPoint Energy, Inc.	283	7,655
Total Utilities		120,137

Energy – 6.4%
Exxon Mobil Corp.	460	34,840
Pioneer Natural Resources Co.	107	18,215
Occidental Petroleum Corp.	263	17,253
National Oilwell Varco, Inc.	250	8,773
Apache Corp.	250	8,537
Cabot Oil & Gas Corp. — Class A	304	7,345
Total Energy		94,963

Basic Materials – 0.9%
Newmont Mining Corp.	351	13,408
Total Common Stocks
(Cost $1,515,232)		1,481,090

	Face
	Amount	Value
SECURITIES LENDING COLLATERAL††,2 – 1.4%
Repurchase Agreements
Citigroup Global Markets, Inc.
issued 02/28/18 at 1.38%
due 03/01/18	$4,698	4,698
HSBC Securities (USA), Inc.
issued 02/28/18 at 1.38%
due 03/01/18	4,698	4,698
Daiwa Capital Markets America
issued 02/28/18 at 1.38%
due 03/01/18	4,698	4,698
RBC Dominion Securities, Inc.
issued 02/28/18 at 1.38%
due 03/01/18	4,698	4,698
Deutsche Bank Securities, Inc.
issued 02/28/18 at 1.29%
due 03/01/18	1,392	1,392

Value
Total Securities Lending Collateral
(Cost $20,184)	$20,184
Total Investments – 100.9%
(Cost $1,535,416)	$1,501,274
Other Assets & Liabilities, net – (0.9)%	(12,781)
Total Net Assets – 100.0%	$1,488,493

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or a portion of this security is on loan at February 28, 2018 — See Note 6.
2	Securities lending collateral — See Note 6.

plc	Public Limited Company
REIT	Real Estate Investment Trust

See Sector Classification in Other Information section.

Country Diversification
% of Long-Term
Country	Investments
United States	98.5%
United Kingdom	0.5%
Switzerland	0.5%
Ireland	0.5%
Total Long-Term Investments	100.0%

The following table summarizes the inputs used to value the Fund’s investments at February 28, 2018 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
Investments in		Significant	Significant
Securities	Level 1	Observable	Unobservable
(Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	1,481,090	$—	$—	$1,481,090
Securities Lending
Collateral	—	20,184	—	20,184
Total Assets	$1,481,090	$20,184	$—	$1,501,274

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended February 28, 2018, there were no transfers between levels.

See notes to financial statements.
50 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)	February 28, 2018

	Guggenheim China All-Cap ETF (YAO )	Guggenheim China Technology ETF (CQQQ	)	Guggenheim Solar ETF (TAN )	Guggenheim S&P Global Water Index ETF (CGW	)
ASSETS:
Investments, at value — including securities on loan	$25,750,045	$469,264,488		$390,344,310	$610,708,751
Repurchase agreements, at value	514,276	40,192,283		51,687,574	2,540,868
Foreign currency, at value	4,144	549		—	50,535
Cash	—	38,575		534,312	627,314
Prepaid expenses	—	—		462	1,557
Receivables:
Securities lending income	1,887	98,313		441,646	7,539
Dividends	1,144	33,214		179,498	1,063,838
Tax reclaims	—	—		24,244	966,180
Total assets	26,271,496	509,627,422		443,212,046	615,966,582
LIABILITIES:
Due to custodian	22,423	—		—	—
Payable for:
Upon return of securities loaned	514,276	40,192,283		51,687,574	2,540,868
Management fees	13,856	249,278		89,801	238,051
Professional fees	—	—		26,596	8,776
Intraday valuation fees	—	—		—	13,681
Other liabilities	—	—		191,969	176,274
Total liabilities	550,555	40,441,561		51,995,940	2,977,650
NET ASSETS	$25,720,941	$469,185,861		$391,216,106	$612,988,932
NET ASSETS CONSIST OF:
Paid-in capital	$29,114,845	$423,799,217		$868,983,625	$528,193,060
Undistributed (distributions in excess of) net investment income	(169,886)	(4,824,539)		(450,870)	748,356
Accumulated net realized gain (loss) on investments and foreign currency transactions	(8,541,253)	4,945,418		(519,234,112)	(36,152,279)
Net unrealized appreciation on investments and foreign currency translations	5,317,235	45,265,765		41,917,463	120,199,795
NET ASSETS	$25,720,941	$469,185,861		$391,216,106	$612,988,932
Shares outstanding ($0.01 par value with unlimited amount authorized)	700,000	7,500,000		16,008,000	18,200,000
Net asset value	$36.74	$62.56		$24.44	$33.68
Investments in securities, at cost	20,432,807	423,998,723		348,428,662	490,531,794
Repurchase agreements, at cost	514,276	40,192,283		51,687,574	2,540,868
Foreign currency, at cost	4,147	549		—	48,536
Securities on loan, at value	1,020,731	49,625,055		52,344,564	3,163,249

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 51

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) continued	February 28, 2018

	Guggenheim S&P High Income Infrastructure ETF (GHII	)	Guggenheim Total Return Bond ETF (GTO	)	Guggenheim U.S. Large Cap Optimized Volatility ETF (OVLC	)
ASSETS:
Investments in unaffiliated issuers, at value — including securities on loan	$31,570,064		$60,796,902		$1,481,090
Investments in affiliated issuers, at value	—		3,377,063		—
Repurchase agreements, at value	2,936,029		3,592,301		20,184
Foreign currency, at value	4,374		—		—
Cash	80,777		68,591		4,669
Cash at broker for open swap agreements	—		490,930		—
Unrealized appreciation on forward foreign currency exchange contracts	—		13,511		—
Receivables:
Dividends	93,930		—		3,049
Investments sold	4,843		—		—
Tax reclaims	15,871		—		—
Securities lending income	2,146		1,426		28
Interest	—		227,310		—
Total assets	34,708,034		68,568,034		1,509,020
LIABILITIES:
Variation margin on swap agreements	—		39,431		—
Unrealized depreciation on forward foreign currency exchange contracts	—		23,041		—
Payable for:
Upon return of securities loaned	2,936,029		205,301		20,184
Management fees	11,404		24,522		343
Investments purchased	4,832		435,343		—
Line of credit fees	—		2,049		—
Other liabilities	—		—		—
Total liabilities	2,952,265		729,687		20,527
NET ASSETS	$31,755,769		$67,838,347		$1,488,493
NET ASSETS CONSIST OF:
Paid-in capital	$34,205,271		$67,291,029		$1,505,636
Undistributed net investment income	153,114		153,977		4,670
Accumulated net realized gain on investments and foreign currency transactions	745,106		267,448		12,329
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(3,347,722)		125,893		(34,142)
NET ASSETS	$31,755,769		$67,838,347		$1,488,493
Shares outstanding ($0.01 par value with unlimited amount authorized)	1,250,000		1,300,000		50,000
Net asset value	$25.40		$52.18		$29.77
Investments in unaffiliated issuers, at cost	34,918,865		61,349,094		1,515,232
Investments in affiliated issuers, at cost	—		3,384,834		—
Repurchase agreements, at cost	2,936,029		3,592,301		20,184
Foreign currency, at cost	4,375		—		—
Securities on loan, at value	3,555,105		200,920		19,576

See notes to financial statements.
52 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

STATEMENTS OF OPERATIONS (Unaudited)	February 28, 2018
For the period ended February 28, 2018

	Guggenheim China All-Cap ETF (YAO )	Guggenheim China Technology ETF (CQQQ )	Guggenheim Solar ETF (TAN )	Guggenheim S&P Global Water Index ETF (CGW )
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$86,512	$651,672	$3,434,537	$4,302,338
Income from securities lending	12,646	596,381	3,500,876	20,565
Total investment income	99,158	1,248,053	6,935,413	4,322,903
EXPENSES:
Management fees	93,349	1,324,874	1,032,942	1,565,230
Listing fees	—	—	4,103	2,534
Printing fees	—	—	25,612	30,283
Intraday valuation fees	—	—	2,896	2,380
Insurance	—	—	1,028	2,116
Professional fees	—	—	26,796	30,947
Administration fees	—	—	48,756	66,792
Trustees’ fees and expenses**	—	—	9,283	12,467
Licensing fees	—	—	297,485	137,740
Custodian fees	—	—	57,594	62,367
Other expenses	—	—	296	757
Total expenses	93,349	1,324,874	1,506,791	1,913,613
Less:
Expenses waived by advisor	—	—	(60,672)	—
Net expenses	93,349	1,324,874	1,446,119	1,913,613
Net investment income (loss)	5,809	(76,821)	5,489,294	2,409,290
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	563,172	(10,752,846)	(9,329,202)	(448,364)
In-kind transactions	1,340,951	35,125,395	26,869,857	45,359,731
Foreign currency transactions	(174)	(5,080)	(37,559)	20,904
Net realized gain	1,903,949	24,367,469	17,503,096	44,932,271
Net change in unrealized appreciation (depreciation) on:
Investments	1,289,503	9,058,102	28,569,055	(30,944,335)
Foreign currency translations	(28)	1,106	1,367	12,827
Net change in unrealized appreciation (depreciation)	1,289,475	9,059,208	28,570,422	(30,931,508)
Net realized and unrealized gain	3,193,424	33,426,677	46,073,518	14,000,763
Net increase in net assets resulting from operations	$3,199,233	$33,349,856	$51,562,812	$16,410,053
* Foreign taxes withheld	$3,607	$—	$1,815	$90,412
** Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 53

STATEMENTS OF OPERATIONS (Unaudited) continued	February 28, 2018
For the period ended February 28, 2018

	Guggenheim S&P High Income Infrastructure ETF (GHII )	Guggenheim Total Return Bond ETF (GTO )	Guggenheim U.S. Large Cap Optimized Volatility ETF (OVLC )
INVESTMENT INCOME:
Dividends from securities of unaffiliated issuers, net of foreign taxes withheld*	$732,914	$—	$16,516
Dividends from securities of affiliated issuers	—	55,209	—
Income from securities lending	63,789	5,996	201
Interest	—	966,035	—
Total investment income	796,703	1,027,240	16,717
EXPENSES:
Management fees	78,039	164,728	2,240
Line of credit fees	—	4,222	—
Total expenses	78,039	168,950	2,240
Less:
Expenses waived by advisor	—	(4,867)	—
Net expenses	78,039	164,083	2,240
Net investment income	718,664	863,157	14,477
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	28,656	365,512	(46,334)
Investments in affiliated issuers	—	56,000	—
In-kind transactions	1,299,929	—	146,647
Foreign currency transactions	237	(561)	—
Options purchased	—	(45,280)	—
Options written	—	(628)	—
Forward foreign currency exchange contracts	—	(50,919)	—
Swap agreements	—	186,338	—
Net realized gain	1,328,822	510,462	100,313
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(4,348,610)	(1,607,950)	(21,871)
Investments in affiliated issuers	—	(53,459)	—
Swap agreements	—	773,000	—
Foreign currency translations	411	—	—
Forward foreign currency exchange contracts	—	(9,530)	—
Options purchased	—	(34,353)	—
Options written	—	16,800	—
Net change in unrealized appreciation (depreciation)	(4,348,199)	(915,492)	(21,871)
Net realized and unrealized gain (loss)	(3,019,377)	(405,030)	78,442
Net increase (decrease) in net assets resulting from operations	$(2,300,713)	$458,127	$92,919
* Foreign taxes withheld	$66,232	$—	$—

See notes to financial statements.
54 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	February 28, 2018

	Guggenheim China All-Cap ETF (YAO)		Guggenheim China Technology ETF (CQQQ)
	Period Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Period Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,809	$400,762	$(76,821)	$932,753
Net realized gain (loss) on investments and foreign currency transactions	1,903,949	620,333	24,367,469	(471,513)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,289,475	4,766,854	9,059,208	35,523,479
Net increase in net assets resulting from operations	3,199,233	5,787,949	33,349,856	35,984,719
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(500,080)	(433,200)	(5,489,280)	(773,890)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	—	2,958,308	310,223,191	137,778,697
Cost of shares redeemed	(3,488,454)	(5,376,934)	(77,916,644)	(9,123,754)
Net increase (decrease) in net assets resulting from shareholder transactions	(3,488,454)	(2,418,626)	232,306,547	128,654,943
Net increase (decrease) in net assets	(789,301)	2,936,123	260,167,123	163,865,772

NET ASSETS:
Beginning of period	26,510,242	23,574,119	209,018,738	45,152,966
End of period	$25,720,941	$26,510,242	$469,185,861	$209,018,738
Undistributed (distributions in excess of) net investment income at end of period	$(169,886)	$324,385	$(4,824,539)	$741,562
CHANGES IN SHARES OUTSTANDING:
Shares sold	—	100,000	5,000,000	2,900,000
Shares redeemed	(100,000)	(200,000)	(1,300,000)	(250,000)
Net increase (decrease) in shares	(100,000)	(100,000)	3,700,000	2,650,000

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 55

STATEMENTS OF CHANGES IN NET ASSETS continued	February 28, 2018

	Guggenheim Solar ETF (TAN)		Guggenheim S&P Global Water Index ETF (CGW)
	Period Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Period Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,489,294	$5,825,420	$2,409,290	$9,845,065
Net realized gain (loss) on investments and foreign currency transactions	17,503,096	(119,481,205)	44,932,271	(7,735,767)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	28,570,422	140,389,181	(30,931,508)	58,531,503
Net increase in net assets resulting from operations	51,562,812	26,733,396	16,410,053	60,640,801
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(7,869,391)	(8,422,471)	(10,492,264)	(7,164,324)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	81,008,736	160,809,968	84,852,453	126,926,729
Cost of shares redeemed	(93,493,939)	(49,867,230)	(88,034,204)	(2,394,469)
Net increase (decrease) in net assets resulting from shareholder transactions	(12,485,203)	110,942,738	(3,181,751)	124,532,260
Net increase in net assets	31,208,218	129,253,663	2,736,038	178,008,737

NET ASSETS:
Beginning of period	360,007,888	230,754,225	610,252,894	432,244,157
End of period	$391,216,106	$360,007,888	$612,988,932	$610,252,894
Undistributed (distributions in excess of) net investment income at end of period	$(450,870)	$1,929,227	$748,356	$8,831,330
CHANGES IN SHARES OUTSTANDING:
Shares sold	3,360,000	8,320,000	2,400,000	4,080,000
Shares redeemed	(4,000,000)	(2,720,000)	(2,480,000)	(80,000)
Net increase (decrease) in shares	(640,000)	5,600,000	(80,000)	4,000,000

See notes to financial statements.
56 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS continued	February 28, 2018

	Guggenheim S&P High Income Infrastructure ETF (GHII)		Guggenheim Total Return Bond ETF (GTO)
	Period Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Period Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$718,664	$1,574,243	$863,157	$939,041
Net realized gain (loss) on investments and foreign currency transactions	1,328,822	1,627,979	510,462	(110,640)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(4,348,199)	957,603	(915,492)	295,416
Net increase (decrease) in net assets resulting from operations	(2,300,713)	4,159,825	458,127	1,123,817
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(970,875)	(1,197,010)	(841,320)	(825,480)
Capital gains	(369,125)	(8,160)	(149,875)	(199,875)
Total distributions to shareholders	(1,340,000)	(1,205,170)	(991,195)	(1,025,355)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	5,524,150	38,347,143	18,394,224	78,345,394
Cost of shares redeemed	(5,535,800)	(9,836,192)	(31,560,954)	(17,919,736)
Net increase (decrease) in net assets resulting from shareholder transactions	(11,650)	28,510,951	(13,166,730)	60,425,658
Net increase (decrease) in net assets	(3,652,363)	31,465,606	(13,699,798)	60,524,120

NET ASSETS:
Beginning of period	35,408,132	3,942,526	81,538,145	21,014,025
End of period	$31,755,769	$35,408,132	$67,838,347	$81,538,145
Undistributed net investment income at end of period	$153,114	$405,325	$153,977	$132,140
CHANGES IN SHARES OUTSTANDING:
Shares sold	200,000	1,450,000	350,000	1,500,000
Shares redeemed	(200,000)	(350,000)	(600,000)	(350,000)
Net increase (decrease) in shares	—	1,100,000	(250,000)	1,150,000

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT l 57

STATEMENTS OF CHANGES IN NET ASSETS continued	February 28, 2018

	Guggenheim U.S. Large Cap Optimized Volatility ETF (OVLC)
	Period Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$14,477	$51,209
Net realized gain on investments	100,313	267,602
Net change in unrealized appreciation (depreciation) on investments	(21,871)	(84,063)
Net increase in net assets resulting from operations	92,919	234,748
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(38,995)	(38,865)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	2,979,847	5,452,109
Cost of shares redeemed	(2,979,009)	(6,834,627)
Net increase (decrease) in net assets resulting from shareholder transactions	838	(1,382,518)
Net increase (decrease) in net assets	54,762	(1,186,635)

NET ASSETS:
Beginning of period	1,433,731	2,620,366
End of period	$1,488,493	$1,433,731
Undistributed net investment income at end of period	$4,670	$29,188
CHANGES IN SHARES OUTSTANDING:
Shares sold	100,000	200,000
Shares redeemed	(100,000)	(250,000)
Net decrease in shares	—	(50,000)

See notes to financial statements.
58 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	February 28, 2018

YAO Guggenheim China All-Cap ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Period Ended February 28, 2018 (Unaudited)		Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Per Share Data:
Net asset value, beginning of period	$33.14		$26.19	$24.42	$28.56	$24.63	$21.66
Income from investment operations:
Net investment income(a)	0.01		0.50	0.52	0.53	0.62	0.46
Net gain (loss) on investments (realized and unrealized)	4.30		6.99	2.12	(4.02)	3.80	3.07
Total from investment operations	4.31		7.49	2.64	(3.49)	4.42	3.53
Less distributions from:
Net investment income	(0.71)		(0.54)	(0.87)	(0.65)	(0.49)	(0.56)
Total distributions to shareholders	(0.71)		(0.54)	(0.87)	(0.65)	(0.49)	(0.56)
Net asset value, end of period	$36.74		$33.14	$26.19	$24.42	$28.56	$24.63
Market value, end of period	$36.69		$33.23	$26.23	$24.13	$28.52	$24.49
Total Return(b)
Net asset value	13.13%		29.33%	10.99%	(12.51%)	18.05%	16.25%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$25,721		$26,510	$23,574	$29,308	$54,262	$46,804
Ratio to average net assets of:
Net investment income	0.04	%(d)	1.81%	2.17%	1.84%	2.35%	1.92%
Total expenses	0.70	%(d)	0.70%	0.70%	0.70%	0.71%	0.70%
Net expenses	0.70	%(d)	0.70%	0.70%	0.70%	0.71%	0.70%
Portfolio turnover rate(c)	7%		10%	26%	17%	12%	16%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(d)	Annualized.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 59

FINANCIAL HIGHLIGHTS continued	February 28, 2018

CQQQ Guggenheim China Technology ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Period Ended February 28, 2018 (Unaudited)		Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Per Share Data:
Net asset value, beginning of period	$55.00		$39.26	$29.55	$38.09	$29.55	$20.03
Income from investment operations:
Net investment (loss) income(a)	(0.01)		0.52	0.32	0.46	0.43	0.28
Net gain (loss) on investments (realized and unrealized)	8.43		15.82	10.03	(8.65)	8.39	9.67
Total from investment operations	8.42		16.34	10.35	(8.19)	8.82	9.95
Less distributions from:
Net investment income	(0.86)		(0.60)	(0.64)	(0.35)	(0.28)	(0.43)
Total distributions to shareholders	(0.86)		(0.60)	(0.64)	(0.35)	(0.28)	(0.43)
Net asset value, end of period	$62.56		$55.00	$39.26	$29.55	$38.09	$29.55
Market value, end of period	$62.17		$55.21	$39.08	$29.31	$37.88	$29.59
Total Return(b)
Net asset value	15.36%		42.43%	35.19%	(21.62%)	29.89%	50.39%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$469,186		$209,019	$45,153	$45,804	$78,077	$22,164
Ratio to average net assets of:
Net investment income	(0.04	%)(d)	1.20%	0.94%	1.20%	1.22%	1.16%
Total expenses	0.70	%(d)	0.70%	0.70%	0.70%	0.71%	0.70%
Net expenses	0.70	%(d)	0.70%	0.70%	0.70%	0.71%	0.70%
Portfolio turnover rate(c)	14%		10%	48%	32%	39%	26%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(d)	Annualized.

See notes to financial statements.
60 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	February 28, 2018

TAN Guggenheim Solar ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Period Ended February 28, 2018 (Unaudited)		Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Per Share Data:
Net asset value, beginning of period	$21.62		$20.89	$29.72	$43.58	$27.23	$16.74
Income from investment operations:
Net investment income(a)	0.32		0.49	0.80	0.72	0.52	0.56
Net gain (loss) on investments (realized and unrealized)	2.94		1.07	(9.14)	(13.94)	16.28	11.35
Total from investment operations	3.26		1.56	(8.34)	(13.22)	16.80	11.91
Less distributions from:
Net investment income	(0.44)		(0.83)	(0.49)	(0.64)	(0.45)	(1.42)
Total distributions to shareholders	(0.44)		(0.83)	(0.49)	(0.64)	(0.45)	(1.42)
Net asset value, end of period	$24.44		$21.62	$20.89	$29.72	$43.58	$27.23
Market value, end of period	$24.27		$21.70	$20.91	$29.57	$43.39	$27.16
Total Return(b)
Net asset value	15.05%		8.72%	(28.59%)	(30.51%)	62.06%	77.60%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$391,216		$360,008	$230,754	$266,545	$429,167	$170,150
Ratio to average net assets of:
Net investment income	2.66	%(e)	2.57%	3.26%	1.83%	1.28%	2.71%
Total expenses	0.73	%(e)	0.76%	0.88%	0.73%	0.76%	0.86%
Net expenses(d)	0.70	%(e)	0.70%	0.71%	0.70%	0.71%	0.70%
Portfolio turnover rate(c)	24%		57%	53%	51%	47%	68%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(d)	Net expense information reflects the expense ratio after expense waivers.
(e)	Annualized.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 61

FINANCIAL HIGHLIGHTS continued	February 28, 2018

CGW Guggenheim S&P Global Water Index ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Period Ended February 28, 2018 (Unaudited)		Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Per Share Data:
Net asset value, beginning of period	$33.38		$30.27	$26.67	$29.02	$23.90	$21.05
Income from investment operations:
Net investment income(a)	0.13		0.61	0.54	0.48	0.51	0.49
Net gain (loss) on investments (realized and unrealized)	0.78		2.97	3.51	(2.33)	5.03	2.81
Total from investment operations	0.91		3.58	4.05	(1.85)	5.54	3.30
Less distributions from:
Net investment income	(0.61)		(0.47)	(0.45)	(0.50)	(0.42)	(0.45)
Total distributions to shareholders	(0.61)		(0.47)	(0.45)	(0.50)	(0.42)	(0.45)
Net asset value, end of period	$33.68		$33.38	$30.27	$26.67	$29.02	$23.90
Market value, end of period	$33.60		$33.46	$30.32	$26.64	$29.08	$23.88
Total Return(b)
Net asset value	2.63%		12.09%	15.40%	(6.47%)	23.27%	15.85%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$612,989		$610,253	$432,244	$346,709	$367,914	$253,369
Ratio to average net assets of:
Net investment income	0.76	%(e)	1.98%	1.93%	1.69%	1.83%	2.13%
Total expenses	0.61	%(e)	0.63%	0.64%	0.64%	0.65%	0.71%
Net expenses(d)	0.61	%(e)	0.63%	0.64%	0.64%	0.65%	0.70%
Portfolio turnover rate(c)	8%		8%	6%	9%	7%	21%

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(d)	Net expense information reflects the expense ratios after expense waivers.
(e)	Annualized.

See notes to financial statements.
62 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	February 28, 2018

GHII Guggenheim S&P High Income Infrastructure ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Period Ended February 28, 2018 (Unaudited)		Year Ended August 31, 2017	Year Ended August 31, 2016	Period Ended August 31, 2015(a)
Per Share Data:
Net asset value, beginning of period	$28.33		$26.28	$22.87	$25.05
Income from investment operations:
Net investment income(b)	0.57		1.76	1.34	0.71
Net gain (loss) on investments (realized and unrealized)	(2.43)		1.57	3.34	(2.45)
Total from investment operations	(1.86)		3.33	4.68	(1.74)
Less distributions from:
Net investment income	(0.77)		(1.27)	(1.27)	(0.44)
Capital gains	(0.30)		(0.01)	—	—
Total distributions to shareholders	(1.07)		(1.28)	(1.27)	(0.44)
Net asset value, end of period	$25.40		$28.33	$26.28	$22.87
Market value, end of period	$25.53		$28.35	$26.48	$22.56
Total Return(c)
Net asset value	(6.86%)		12.98%	21.35%	(7.02%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$31,756		$35,408	$3,943	$2,287
Ratio to average net assets of:
Net investment income	4.14	%(e)	6.46%	5.82%	5.13%
Total expenses	0.45	%(e)	0.45%	0.45%	0.45%
Net expenses	0.45	%(e)	0.45%	0.45%	0.45%
Portfolio turnover rate(d)	16%		66%	61%	13%

(a)	Since commencement of operations: February 11, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(d)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(e)	Annualized.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 63

FINANCIAL HIGHLIGHTS continued	February 28, 2018

GTO Guggenheim Total Return Bond ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Period Ended February 28, 2018 (Unaudited)		Year Ended August 31, 2017	Period Ended August 31, 2016(a)
Per Share Data:
Net asset value, beginning of period	$52.61		$52.54	$49.97
Income from investment operations:
Net investment income(b)	0.68		1.47	0.72
Net gain (loss) on investments (realized and unrealized)	(0.32)		0.29	2.42
Total from investment operations	0.36		1.76	3.14
Less distributions from:
Net investment income	(0.67)		(1.38)	(0.57)
Capital gains	(0.12)		(0.31)	—
Total distributions to shareholders	(0.79)		(1.69)	(0.57)
Net asset value, end of period	$52.18		$52.61	$52.54
Market value, end of period	$52.23		$52.67	$52.60
Total Return(c)
Net asset value	0.70%		3.47%	6.29%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$67,838		$81,538	$21,014
Ratio to average net assets of:
Net investment income	3.12	%(f)	2.87%	2.56%
Total expenses	0.51	%(f)	0.51%	0.50%
Net expenses(e)	0.50	%(f)	0.49%	0.49%
Portfolio turnover rate(d)	56%		171%	131%

(a)	Since commencement of operations: February 10, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(d)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(e)	Net expense information reflects the expense ratio after expense waivers.
(f)	Annualized.

See notes to financial statements.
64 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	February 28, 2018

OVLC Guggenheim U.S. Large Cap Optimized Volatility ETF

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF’s performance for the periods presented.

	Period Ended February 28, 2018 (Unaudited)		Year Ended August 31, 2017	Period Ended August 31, 2016(a)
Per Share Data:
Net asset value, beginning of period	$28.67		$26.20	$25.14
Income from investment operations:
Net investment income(b)	0.28		0.54	0.18
Net gain on investments (realized and unrealized)	1.60		2.19	0.88
Total from investment operations	1.88		2.73	1.06
Less distributions from:
Net investment income	(0.78)		(0.26)	—
Total distributions to shareholders	(0.78)		(0.26)	—
Net asset value, end of period	$29.77		$28.67	$26.20
Market value, end of period	$28.98		$28.29	$26.14
Total Return(c)
Net asset value	6.54%		10.50%	4.22%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,488		$1,434	$2,620
Ratio to average net assets of:
Net investment income	1.94	%(e)	2.02%	2.25%
Total expenses	0.30	%(e)	0.30%	0.30%
Net expenses	0.30	%(e)	0.30%	0.30%
Portfolio turnover rate(d)	39%		104%	21%

(a)	Since commencement of operations: May 10, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.
(d)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(e)	Annualized.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 65

NOTES TO FINANCIAL STATEMENTS (Unaudited)	February 28, 2018

Note 1 – Organization and Significant Accounting Policies

Organization
Claymore Exchange-Traded Fund Trust 2 (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end, management investment company that was organized as a Delaware statutory trust on June 8, 2006.

The following seven portfolios have a semi-annual reporting period ended on February 28, 2018:

Guggenheim China All-Cap ETF
Guggenheim China Technology ETF Guggenheim Solar ETF
Guggenheim S&P Global Water Index ETF
Guggenheim S&P High Income Infrastructure ETF
Guggenheim Total Return Bond ETF
Guggenheim U.S. Large Cap Optimized Volatility ETF

Each portfolio represents a separate series of the Trust (each a “Fund” or collectively the “Funds”). Each Fund’s shares are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The Funds’ market prices may differ to some degree from the net asset value (“NAV”) of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to correspond generally to the performance, before fees and expenses, of the following market indices:

Fund	Index
Guggenheim China All-Cap ETF	AlphaShares China All-Cap Index
Guggenheim China Technology ETF	AlphaShares China Technology Index
Guggenheim Solar ETF	MAC Global Solar Energy Index
Guggenheim S&P Global Water Index ETF	S&P Global Water Index
Guggenheim S&P High Income Infrastructure ETF	S&P High Income Infrastructure Index
Guggenheim U.S. Large Cap	Guggenheim U.S. Large Cap
Optimized Volatility ETF	Optimized Volatility Index

Guggenheim Total Return Bond ETF is an actively managed ETF and therefore does not track an index.

Guggenheim Funds Investment Advisors, LLC and Guggenheim Partners Investment Management, LLC (for Guggenheim Total Return Bond ETF) (“GFIA”, “GPIM” or the “Investment Advisers”) provide advisory services. Guggenheim Funds Distributors, LLC (“GFD” or the “Distributor”) acts as principal underwriter for the Trust. The Investment Advisers and GFD are affiliated entities.

Significant Accounting Policies
The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

(a) Valuation of Investments
The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sale price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

66 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2018

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at net asset value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter (“OTC”) options are valued using the average bid price (for long options) or average ask price (for short options) obtained from one or more security dealers.

The value of interest rate swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange (“CME”) price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and the Investment Advisers are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by Guggenheim Investments (“GI”), subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Repurchase Agreements
The Funds may enter into repurchase agreements with financial institutions. In a repurchase agreement, a Fund buys a security and the seller simultaneously agrees to repurchase the security on a specified future date at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Fund’s money is invested in the security. Because the security constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a collateralized loan. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well capitalized and well-established financial institutions whose condition will be continually monitored by GFIA. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Funds, amounts to more than 15% of a Fund’s net assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Investment Advisers, liquidity or other considerations so warrant.

(c) Senior Loans
Senior loans in which the Funds invest generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 67

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2018

certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at February 28, 2018.

(d) Interests in Securities
The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Options
Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(f) Currency Translations
The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(g) Foreign Taxes
The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of February 28, 2018, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(h) Investment Transactions and Investment Income
Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized as interest income when received.

68 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2018

(i) Distributions

The Funds intend to pay substantially all of their net investment income to shareholders. Distribution frequency is as follows:

Frequency
Guggenheim China All-Cap ETF	Annual
Guggenheim China Technology ETF	Annual
Guggenheim Solar ETF	Annual
Guggenheim S&P Global Water Index ETF	Annual
Guggenheim S&P High Income Infrastructure ETF	Quarterly
Guggenheim Total Return Bond ETF	Monthly
Guggenheim U.S. Large Cap Optimized Volatility ETF	Annual

In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

(j) Cash
The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.35% at February 28, 2018.

(k) Indemnifications
Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives
As part of their investment strategy, the Funds utilize and derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Options Purchased and Written
A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Funds’ use, and volume of call/put options purchased on a quarterly basis:

		Average Notional
Fund	Use	Amount
Guggenheim Total Return Bond ETF	Duration, Hedge	1,233,089

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 69

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2018

declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity.

Interest rate swaps involve the exchange by the Funds with another party for their respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free.

The following table represents the Funds’ use and volume of interest rate swaps on a quarterly basis:

		Average Notional
		Amount
Fund	Use	Long	Short
Guggenheim Total Return Bond ETF	Duration, Hedge	$—	$19,425,000

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds’ use, and volume of forward foreign currency exchange contracts on a quarterly basis:

		Average Value
Fund	Use	Purchased	Sold
Guggenheim Total Return Bond ETF	Duration, Hedge	1,198,213	—

Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of February 28, 2018:

Derivative
Investment Type	Asset Derivatives	Liability Derivatives
Interest Rate contracts	Cash at broker for open swap agreements	Variation margin on swap agreements
Currency contracts	Investment in unaffiliated issuers, at value	Unrealized depreciation on forward foreign currency exchange contracts
Equity Rate contracts	Investment in unaffiliated issuers, at value

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at February 28, 2018:

Asset Derivative Investments Value
		Options	Forward
	Swaps	Purchased	Foreign
	Interest	Equity	Currency
	Rate	Rate	Exchange
Fund	Risk	Risk	Risk	Total
Guggenheim Total
Return Bond ETF	$695,386*	$49,016	$13,511	$757,913

Liability Derivative Investments Value
		Options	Forward
	Swaps	Purchased	Foreign
	Interest	Equity	Currency
	Rate	Rate	Exchange
Fund	Risk	Risk	Risk	Total
Guggenheim Total
Return Bond ETF	$—	$—	$23,041	$23,041

* Includes cumulative appreciation (depreciation) of swap agreements as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended February 28, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest Rate contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written
Equity Rate contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended February 28, 2018:

Realized Gain (Loss) on Derivative Investments
Recognized on the Statements of Operations
Forward
		Options	Options	Foreign
	Swaps	Written	Purchased	Currency
	Interest	Interest	Equity	Exchange
Fund	Rate Risk	Rate Risk	Rate Risk	Risk	Total
Guggenheim Total
Return Bond ETF	$186,338	$(628)	$(45,280)	$(50,919)	$89,511

70 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2018

Change in Unrealized Appreciation (Depreciation) on
Derivative Investments Recognized on the Statements of Operations
Forward
		Options	Options	Foreign
	Swaps	Written	Purchased	Currency
	Interest	Interest	Equity	Exchange
Fund	Rate Risk	Rate Risk	Rate Risk	Risk	Total
Guggenheim Total
Return Bond ETF	$773,000	$16,800	$(34,353)	$(9,530)	$745,917

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The centrally cleared swaps and options held in the fund are not subject to netting arrangements.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP:

Net Amount
			Gross Amounts	of Assets Presented	Gross Amounts Not Offset in the
		Gross	Offset In the	on the Statement	Statement of Assets and Liabilities
		Amounts of	Statement of Assets	of Assets and	Financial	Cash Collateral
Fund	Instrument	Recognized Assets[1]	and Liabilities	Liabilities	Instruments	Received	Net Amount
Guggenheim Total	Forward foreign	$13,511	$—	$13,511	$—	$—	$13,511
Return Bond ETF	currency exchange contracts

Net Amount
			Gross Amounts	of Liabilities Presented	Gross Amounts Not Offset in the
		Gross	Offset In the	on the Statement	Statement of Assets and Liabilities
		Amounts of	Statement of Assets	of Assets and	Financial	Cash Collateral
Fund	Instrument	Recognized Liabilities[1]	and Liabilities	Liabilities	Instruments	Pledged	Net Amount
Guggenheim Total	Forward foreign	$23,041	$—	$23,041	$—	$—	$23,041
Return Bond ETF	currency exchange contracts

1 Exchange traded and centrally cleared derivatives are excluded from these reported amounts.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 71

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2018

The following table presents deposits held by others in connection with derivative investments as of February 28, 2018. The derivatives tables following the Schedule of Investments list each counterparty for which cash collateral may have been pledged or received at period end. The Funds have the right to offset these deposits against any related liabilities outstanding with each counterparty.

	Counterparty/
Counterparty	Clearing Agent	Asset Type	Cash Pledged	Cash Received
Guggenheim Total	Bank of America	Interest Rate	$490,930	$—
Return Bond ETF	Merrill Lynch	swap agreements

Note 4 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they may be computed by the Funds’ investment adviser or an affiliate. In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Repurchase Agreements
Each of the Funds may engage in repurchase agreements. Repurchase agreements are fixed income securities in the form of agreements backed by collateral. These agreements typically involve the acquisition by the Fund of securities from the selling institution coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future. The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization. In connection with transactions in repurchase agreements, it is the Fund’s policy that their custodian takes possession of the underlying collateral. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations.

The use of repurchase agreements involves certain risks. For example, if the selling institution defaults on its obligation to repurchase the underlying securities at a time when the value of securities has declined, the Fund may incur a loss upon disposition of them. In the event of an insolvency or bankruptcy by the selling institution, the Funds’ right to control the collateral could be affected and result in certain costs and delays. In addition the Fund could incur a loss if the value of the underlying collateral falls below the agreed upon repurchase price.

As of February 28, 2018, the following repurchase agreements were held by Guggenheim Total Return Bond ETF and were collateralized by the following securities:

	Counterparty and		Repurchase
Fund	Terms of Agreement	Face Value	Price	Collateral	Par Value	Fair Value
Guggenheim Total	Jeffries & Company, Inc.			Cathedral Lake CLO 2013 Ltd
Return Bond ETF	2.45%-4.69%			0.00%
	03/20/18 - 03/23/18	$3,387,000	$3,395,987	10/15/29	$6,915,750	$3,468,940
				Wyandotte County-Kansas City Unified Government
				0.00%
				09/01/34	6,635,000	2,375,994
					$13,550,750	$5,844,934

72 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2018

Note 6 – Portfolio Securities Loaned
Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent to earn additional income. The Funds receive cash collateral and/or high grade debt obligations valued at 102% of the market value of domestic securities on loan and 105% of foreign securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business on the preceding business day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. The cash collateral received is held in a separately managed account established for each respective Fund and maintained by the lending agent exclusively for the investment of securities lending cash collateral on behalf of each Fund. The lending agent aggregates the available collateral in all the separately managed accounts to invest in short-term investments valued at amortized cost, which approximates market value. Each separately managed account is allocated a percentage of the aggregated repurchase agreement and the related collateral. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

Each Fund separately receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents, repurchase agreements, or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees paid to the lending agent. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. The securities lending income earned by the Funds are disclosed on the Statements of Operations.

At February 28, 2018, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received[a]	Net Amount	Cash Collateral	Non-Cash Collateral	Total Collateral
Guggenheim China All-Cap ETF	$1,020,731	$(1,020,731)	$—	$514,276	$616,566	$1,130,842
Guggenheim China Technology ETF	49,625,055	(49,625,055)	—	40,192,283	12,706,036	52,898,319
Guggenheim Solar ETF	52,344,564	(52,344,564)	—	51,687,574	3,959,718	55,647,292
Guggenheim S&P Global Water Index ETF	3,163,249	(3,163,249)	—	2,540,868	935,459	3,476,327
Guggenheim S&P High Income Infrastructure ETF	3,555,105	(3,555,105)	—	2,936,029	932,893	3,868,922
Guggenheim Total Return Bond ETF	200,920	(200,920)	—	205,301	—	205,301
Guggenheim U.S. Large Cap Optimized Volatility ETF	19,576	(19,576)	—	20,184	—	20,184

a Actual collateral received by the Funds is greater than the amount shown due to over collateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 73

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2018

The following represents the aggregate collateral balances reinvested by the lending agent on behalf of the Funds with each counterparty for the repurchase agreements at February 28, 2018:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
RBC Dominion Securities, Inc.
1.35% - 1.38%			Various U.S. Government obligations
Due 03/01/18	$22,963,181	$22,964,042	and U.S. Government agency securities	$102,479,931	$23,422,445
Citigroup Global Markets, Inc.
1.37% - 1.38%			Various U.S. Government obligations and
Due 03/01/18	22,713,181	22,714,046	U.S. Government agency securities	66,724,969	23,167,446
Daiwa Capital Markets America
1.37% - 1.38%			Various U.S. Government obligations and
Due 03/01/18	22,713,181	22,714,046	U.S. Government agency securities	56,378,012	23,166,704
HSBC Securities (USA), Inc.
1.37% - 1.38%			Various U.S. Government obligations and
Due 03/01/18	22,713,181	22,714,046	U.S. Government agency securities	49,629,867	23,167,604
Deutsche Bank Securities, Inc.
1.29% - 1.40%			Various U.S. Government obligations and
Due 03/01/18	6,729,515	6,729,776	U.S. Government agency securities	7,236,423	6,864,106
Royal Bank of Scotland PLC
1.35%			Various U.S. Government obligations and
Due 03/01/18	250,000	250,009	U.S. Government agency securities	256,650	255,000
Nomura Securities International, Inc.
1.39%			Various U.S. Government obligations and
Due 03/01/18	14,276	14,277	U.S. Government agency securities	16,399	14,562

Each Fund’s exposure to each respective counterparty is identified in the Schedule of Investments. Under the terms of the agreement, each Fund participates in the earnings generated by each security it has exposure to on a pro rata basis.

Note 7 – Federal Income Tax Information
The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or expected to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At February 28, 2018, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain/(Loss )
Guggenheim China
All-Cap ETF	$21,029,343	$7,622,230	$(2,387,251)	$5,234,979
Guggenheim China
Technology ETF	472,690,748	54,128,575	(17,362,552)	36,766,023
Guggenheim Solar ETF	450,285,217	38,138,870	(46,392,203)	(8,253,333)
Guggenheim S&P Global
Water Index ETF	499,171,714	138,386,584	(24,308,679)	114,077,905
Guggenheim S&P
High Income
Infrastructure ETF	38,286,913	1,089,094	(4,869,914)	(3,780,820)
Guggenheim Total
Return Bond ETF	68,392,828	1,290,321	(1,231,027)	59,294
Guggenheim U.S. Large
Cap Optimized
Volatility ETF	1,542,809	47,738	(89,273)	(41,535)

Note 8 – Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Trust pays the Investment Adviser management fees calculated at the annualized rates below, based on the average daily net assets of the Funds.

	Investment	Management Fees
Fund	Advisor	(as a % of Net Assets)
Guggenheim Solar ETF	GFIA	0.50%
Guggenheim S&P Global Water Index ETF	GFIA	0.50%

Under the terms of an investment advisory contract, the Trust pays the Investment Advisers a unitary management fee for the services and facilities it provides. The unitary management fee is calculated at the annualized rates below, based on the average daily net assets of the Funds.

74 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2018

	Investment	Management Fees
Fund	Advisor	(as a % of Net Assets)
Guggenheim China All-Cap ETF	GFIA	0.70%
Guggenheim China Technology ETF	GFIA	0.70%
Guggenheim S&P High Income Infrastructure ETF	GFIA	0.45%
Guggenheim Total Return Bond ETF	GPIM	0.50%
Guggenheim U.S. Large Cap Optimized Volatility ETF	GFIA	0.30%

Out of the unitary management fee, the Investment Advisers pay substantially all the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Board has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board.

The investment advisory contracts for the following Funds provide that the total expenses be limited to a percentage of average net assets exclusive of interest expense, a portion of the Fund’s licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. The limits are listed below:

Fund	Limit	Contract End Date
Guggenheim Solar ETF	0.65%	12/31/20
Guggenheim S&P Global Water Index ETF	0.65%	12/31/20

For the period ended February 28, 2018, GFIA waived management fees as follows:

Fund	Advisory Fees Waived
Guggenheim Solar ETF	$60,672

The Investment Advisor has voluntarily agreed to waive the Management Fee and/or reimburse fund expenses of Guggenheim Total Return Bond ETF in an amount equal to the Fund’s management fee attributable to the Fund’s assets invested in affiliated funds. For the period ended February 28, 2018, the Investment Adviser waived $4,867 in Management Fees relating to assets invested in affiliated funds.

Amounts owed to each Fund from the Investment Adviser are shown in the Statements of Assets and Liabilities. These receivables are settled on a periodic basis.

Certain trustees and officers of the Trust may also be officers, directors and/or employees of Investment Advisers. The Trust does not compensate its officers, directors and/or employees of the Investment Advisers.

Licensing Fee Agreements:
GFIA has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
Guggenheim China All-Cap ETF	AlphaShares, LLC
Guggenheim China Technology ETF	AlphaShares, LLC
Guggenheim Solar ETF	MAC Indexing LLC
Guggenheim S&P Global Water Index ETF	Standard & Poor’s Financial Services LLC,
a division of McGraw-Hill Financial
Guggenheim S&P High Income	S&P Dow Jones Index Group
Infrastructure ETF
Guggenheim U.S. Large Cap	Accretive Asset Management, LLC
Optimized Volatility ETF

The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees may be excluded from the expense cap for certain Funds without a unitary management fee.

Accretive Asset Management, LLC is affiliated with the Investment Adviser and the Distributor.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian, accounting agent, transfer agent and securities lending agent. As custodian, BNY is responsible for the custody of the Funds’ assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds. As securities lending agent, BNY is responsible for executing the lending of portfolio securities to creditworthy borrowers. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily net assets subject to certain minimum monthly fees and out of pocket expenses.

Note 9 – Securities Transactions
For the period ended February 28, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Guggenheim China All-Cap ETF	$1,743,835	$2,124,589
Guggenheim China Technology ETF	53,641,436	55,139,408
Guggenheim Solar ETF	97,292,138	98,578,547
Guggenheim S&P Global Water Index ETF	51,120,258	59,194,324
Guggenheim S&P High Income
Infrastructure ETF	5,665,710	5,994,920
Guggenheim Total Return Bond ETF	19,291,488	24,511,514
Guggenheim U.S. Large Cap
Optimized Volatility ETF	581,083	583,920

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 75

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2018

For the period ended February 28, 2018, the Funds had investments transactions in-kind associated with subscriptions and redemptions as follows:

	Subscriptions	Redemptions
Guggenheim China All-Cap ETF	$—	$3,473,969
Guggenheim China Technology ETF	310,096,832	77,764,057
Guggenheim Solar ETF	79,658,530	91,728,822
Guggenheim S&P Global Water Index ETF	82,630,595	86,541,027
Guggenheim S&P High Income
Infrastructure ETF	5,485,990	5,531,714
Guggenheim Total Return Bond ETF	—	—
Guggenheim U.S. Large Cap
Optimized Volatility ETF	2,955,744	2,975,162

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended February 28, 2018, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales
Guggenheim Total Return Bond ETF	$251,333	$459,768

Note 10 – Restricted Securities
 The securities below are considered illiquid and restricted under guidelines established by the Board:

Fund	Restricted Securities	Acquisition Date	Cost	Value
Guggenheim Total Return Bond ETF	AMC East Communities LLC
	6.01% due 01/15/53	07/28/16	$213,080	$189,030
	Fort Benning Family Communities LLC
	5.81% due 01/15/51	05/26/16	189,000	212,415
	Fort Knox Military Housing Privatization Project
	1.93% (1 Month USD LIBOR + 0.34%)
	due 02/15/52	02/08/17	128,610	166,321
	HP Communities LLC
	5.78% due 03/15/46	08/23/16	177,567	158,312
	HP Communities LLC
	5.86% due 09/15/53	10/06/16	113,687	103,763
	Mid-Atlantic Military Family Communities LLC
	5.30% due 08/01/50	10/07/16	227,146	231,638
			$1,049,090	$1,061,479

76 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2018

Note 11 – Capital
Shares are issued and redeemed by the Funds only in creation unit size aggregations of 50,000 to 100,000 shares. Transactions are permitted on an in-kind basis, with a separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transaction fees ranging from $500 to $4,000 are charged to those persons creating or redeeming creation units. An additional charge on the transaction may be imposed with respect to transactions effected outside of the clearing process or to the extent that cash is used in lieu of securities to purchase creation units or redeem for cash.

Note 12 – Line of Credit
Guggenheim Total Return Bond ETF and certain affiliated funds, secured a 364-day committed, $800,000,000 line of credit from Citibank, N.A., which was in place through October 6, 2016, at which time the line of credit was renewed. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund .to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, varied under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus ½ of 1%. The commitment fee that may be paid by the Funds was at an annualized rate of 0.15% of the average daily amount of their unused commitment amount.

On October 6, 2016, the Guggenheim Total Return Bond ETF and certain affiliated funds, renewed the line of credit from Citibank, N.A., with an increased commitment amount to $1,000,000,000. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus ½ of 1%. Affiliated funds that participate in the line of credit paid upfront costs totaling $2,032,388 to renew the line of credit. Guggenheim Total Return Bond ETF did not pay any of the upfront costs associated with this renewal. The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. There were no commitment fees allocated to the above mentioned Fund. The allocated interest expense amount for the Fund is referenced in the Statement of Operations under “Line of credit fee”. The Fund did not have borrowings under this agreement during the period ended February 28, 2018.

Note 13 – Subsequent Events
Invesco Ltd. (NYSE: IVZ) announced on April 9, 2018, that it had completed its previously announced acquisition of Guggenheim Investments’ exchange-traded funds (ETF) business (the “Transaction”). Effective as of the close of business on April 6, 2018, substantially all of the Guggenheim ETFs have been reorganized into corresponding newly created exchange traded funds of Invesco’s PowerShares family of ETFs in a tax-free transaction. A small number of Guggenheim ETFs are still awaiting shareholder approval to reorganize into PowerShares ETFs, and will be reorganized when that approval is received.

Under the Investment Company Act of 1940, as amended, the closing of the Transaction resulted in the automatic termination of the investment advisory agreements between the Trust and Guggenheim Funds Investment Advisors, LLC (“GFIA”) (the “Advisory Agreements”). Accordingly, on February 27-28, 2018, the Board, on behalf of the Funds, approved: (a) an interim investment advisory agreement between the Trust and GFIA (the “Interim Advisory Agreement”), and (b) an interim investment sub-advisory agreement between GFIA and Invesco PowerShares Capital Management LLC (the “Sub-Adviser”) (the “Interim Sub-Advisory Agreement”). A discussion regarding the Board’s consideration and approval of the Interim Advisory Agreement and the Interim Sub-Advisory Agreement is included in this report.

The Interim Advisory Agreement will take effect as of April 6, 2018 (the “Effective Date”) and will terminate upon the earlier of: (a) 150 calendar days after the Effective Date; (b) the approval of a new investment advisory agreement by the shareholders of a Fund; or (c) the closing of a reorganization with respect to a Fund. In addition, any advisory fees earned by GFIA pursuant to the Interim Advisory Agreement will be held in an interest-bearing escrow account with the Trust’s custodian during the term of the Interim Advisory Agreement. As consideration for GFIA’s services to each of the Guggenheim China Technology ETF and the Guggenheim S&P High Income Infrastructure ETF, GFIA will receive from each of those Funds a fee equal to the Fund’s expenses paid by GFIA to the Fund’s service providers that are not affiliates of GFIA. GFIA will not receive a fee from the Guggenheim Solar ETF, and the expenses of the Fund will continue to be subject to the Fund’s expense cap as set forth in the Expense Reimbursement Agreement dated August 16, 2006 between GFIA and the Trust. Other than the effective dates and the provisions set forth above regarding the advisory fees, the terms and conditions of the Interim Advisory Agreement are substantively identical to those of the Advisory Agreements.

The Interim Sub-Advisory Agreement will also take effect as of the Effective Date and will terminate upon the earlier of: (a) 150 calendar days after the Effective Date; (b) the approval of a new investment sub-advisory agreement by the shareholders of a Fund; or (c) the closing of a reorganization with respect to a Fund. Under the Interim Sub-Advisory Agreement, the Sub-Adviser will not receive a fee from GFIA for any of the applicable Funds. Other than the effective dates and the lack of a sub-advisory fee, the terms and conditions of the Interim Sub-Advisory Agreement are substantively identical to those of the Sub-Advisory Agreement.

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 77

OTHER INFORMATION (Unaudited)	February 28, 2018

Federal Income Tax Information
In January 2019, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2018.

Proxy Voting Information
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

At a special meeting of shareholders held on February 16, 2018, the shareholders of the Funds voted on whether to approve the proposed Agreement and Plan of Reorganization that provides for the reorganization of each Fund into a corresponding, newly formed series of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares Exchange-Traded Self-Indexed Fund Trust, or PowerShares Actively Managed Exchange-Traded Fund Trust. A description of the number of shares voted is as follows:

FUND NAME	# OF SHARES VOTED FOR	# OF SHARES VOTED AGAINST	# OF SHARES VOTED ABSTAIN
Guggenheim Total Return Bond ETF	599,217	8,035	33,794
Guggenheim U.S. Large Cap Optimized Volatility ETF	46,347	100	100

Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

78 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)	February 28, 2018

Trustees
The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at guggenheiminvestments.com or by calling 800.820.0888.

The Trustees of the Trust and their principal business occupations during the past five years:

		Term of		Number of
	Position(s)	Office and		Portfolios in
Name, Address*	Held	Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustee
Independent Trustees:
Randall C. Barnes (1951)	Trustee	Since 2006	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	95	Current: Trustee, Purpose Investments Funds (2014-present).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 2014	Current: Retired Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	92	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2014	Current: President, Washburn University (1997-present).	92	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2010	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	92	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee	Since 2010	Current: Consultant (1998-present). Former: Arthur Andersen LLP (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	92	Former: GP Natural Resource Partners, LLC (2002-2017); Peabody Energy Company (2003-2017).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2006	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	97	Current: PPM Funds (February 2018-present); Edward- Elmhurst Healthcare System (2012-present). Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).
Maynard F. Oliverius (1943)	Trustee	Since 2014	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	92

Current: Robert J. Dole Institute of Politics (2016-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present); Fort Hays State University Foundation (1999-present).

Former: Topeka Community Foundation (2009-2014).

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 79

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) continued	February 28, 2018

		Term of		Number of
	Position(s)	Office and		Portfolios in
Name, Address*	Held	Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustee
Independent Trustees (continued):
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2006	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	94	Current: Western Asset Inflation- Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present). Former: Bennett Group of Funds (2011-2013).
Interested Trustee:
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex (February 2018 present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017-February 2018); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	165	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each Trustee serves an indefinite term, until his successor is duly elected and qualified.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Adviser and/or the parent of the Investment Adviser.

80 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) continued	February 28, 2018

Officers
 The Officers of the Trust, who are not Trustees, and their principal occupations during the past five years:

Term of Office
Name, Address*	Position(s) held	and Length of	Principal Occupations
and Year of Birth	with the Trust	Time Served**	During Past Five Years
Officers:
Brian E. Binder (1972)	President and Chief Executive Officer	Since February 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (February 2018- present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (January 2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (January 2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-January 2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present). AML Officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2006

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2016

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim Partners Investments Management, LLC (2015-present); Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-present).

Former: Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Mark E. Mathiasen (1978)	Secretary	Since 2011	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 81

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) continued	February 28, 2018

Term of Office
Name, Address*	Position(s) held	and Length of	Principal Occupations
and Year of Birth	with the Trust	Time Served**	During Past Five Years
Officers (continued):
Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004- 2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Trust.

82 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
CLAYMORE EXCHANGE-TRADED FUND TRUST 2	February 28, 2018

Claymore Exchange-Traded Fund Trust 2
Oversight of the management and affairs of Claymore Exchange-Traded Fund Trust and Claymore Exchange Traded Fund Trust 2 (each, a “Trust” and together, the “Trusts”) is the responsibility of the Boards of Trustees of the Trusts (together, the “Claymore Board,” with the members of the Claymore Board referred to individually as the “Trustees”). (Each series of the Trusts is referred to as a “Claymore Fund” and collectively, the “Claymore Funds.”)

At the joint meeting of the Claymore Board held on February 27-28, 2018 (the “February Board Meeting”), the Claymore Board considered the approval of the interim investment advisory arrangements described below for each Claymore Fund for which shareholders of such Claymore Fund did not approve the reorganization into a corresponding newly formed “shell” series (a “PowerShares Fund” and collectively, the “PowerShares Funds”) of the PowerShares by Invesco family of funds (the “Reorganization”) by the time of closing of the transaction (the “Transaction”) between Guggenheim Capital LLC and Invesco Ltd. (Such Claymore Funds, which are identified below, are referred to herein as the “Remaining Funds” or each, a “Remaining Fund.”)

In particular, the Claymore Board considered the approval of: (i) Guggenheim Funds Investment Advisors, LLC (“GFIA”), an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), as interim investment adviser for the Remaining Funds pursuant to Interim Investment Advisory Agreements with each Trust (the “Interim Guggenheim Agreements”); and (ii) Invesco PowerShares Capital Management LLC (“IPCM”), an indirect, wholly-owned subsidiary of Invesco Ltd. (together with IPCM, “Invesco”), as interim sub-adviser for the Remaining Funds, pursuant to Interim Investment Sub-Advisory Agreements between IPCM and GFIA with respect to each Trust (the “Interim Invesco Agreements”). (The Interim Invesco Agreements and Interim Guggenheim Agreements may be referred to herein together as the “Interim Agreements”.)

The Claymore Board took into account that the Interim Agreements would not take effect until the closing of the Transaction, which was anticipated to occur in late March or early April, 2018 (the “Closing”).

In connection with the Transaction, at a meeting of the Claymore Board held on November 15, 2017 (the “November Board Meeting”), the Claymore Board approved proposals relating to the Reorganization, including the approval of an Agreement and Plan of Reorganization (the “Plan”). (The factors considered by the Claymore Board in approving the Plan are described in the combined Proxy Statement and Prospectus filed with the Securities and Exchange Commission on January 8, 2018.) At the November Board Meeting, the Claymore Board also determined to recommend that shareholders of the Claymore Funds approve the Plan at a special joint meeting of shareholders of each of the Claymore Funds.

In connection with the Closing of the Transaction, certain personnel responsible for the portfolio management of the Remaining Funds will terminate their association with Guggenheim Investments, which refers to the global asset management and investment advisory division of Guggenheim Partners, and will become associated with Invesco. In order to provide uninterrupted portfolio management services to the Remaining Funds, Guggenheim Investments and Invesco recommended that the Remaining Funds enter into the Interim Agreements.

In conjunction with the February Board Meeting, the Trustees who are not “interested person[s],” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trusts (collectively, the “Independent Trustees”), met separately from management to consider the approval of the Interim Agreements with respect to each of the Remaining Funds. As part of its review process, the Independent Trustees were represented by independent legal counsel (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Independent Trustees various factors relevant to the consideration of the Interim Agreements and the legal responsibilities of the Trustees related to such consideration and assisted the Independent Trustees in their deliberations.

In determining whether to approve the Interim Agreements for each Remaining Fund, the Independent Trustees considered that as a part of the Claymore Board’s 2017 annual contract review (“Contract Review”) process the Claymore Board had requested and received extensive information and presentations that supported its decision to renew the current investment advisory agreements with GFIA, and that at subsequent Board meetings the Claymore Board was provided ongoing information about Guggenheim Investments and the services provided to the Remaining Funds. In addition, the Independent Trustees requested and received certain “bring-down” information from GFIA. The Independent Trustees also considered the information and presentations received in connection with their review of the Reorganization for each Remaining Fund (“Reorganization Diligence”). In addition, the Independent Trustees received, in response to supplemental requests, additional information to supplement the information previously provided by Invesco.

The Claymore Board considered the information received as a part of Contract Review and Reorganization Diligence and the supplemental information received from GFIA and Invesco as well as its accumulated experience in governing the Remaining Funds, and weighed the factors and standards discussed with Independent Legal Counsel. The Claymore Board also made inquiries into all matters it deemed appropriate for purposes of evaluating the proposed Interim Agreements. The Claymore Board reviewed and analyzed various factors it deemed relevant, including the factors discussed below, among others, none of which by itself was considered dispositive.

With respect to each Remaining Fund, the Claymore Board concluded that each of the applicable Interim Agreements is in the best interests of the Remaining Fund and that the scope and quality of services to be provided will be at least equivalent to the scope and quality of services provided under the existing agreements. The determinations were made on the basis of the business judgment of the Claymore Board after consideration of all of the factors taken as a whole, though individual members of the Claymore Board may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 83

APPROVAL OF ADVISORY AGREEMENTS –
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 continued	February 28, 2018

•	Continuation of Advisory Services. The Claymore Board considered that the Interim Agreements would allow the Remaining Funds to continue to receive uninterrupted portfolio management services from a continuing portfolio management team during the interim period while the Remaining Funds are soliciting votes for the approval of Reorganization or until the Claymore Board determines to take other action with respect to the Remaining Funds. The Claymore Board also considered Guggenheim’s recommendation that the structure of the interim investment advisory arrangements, including the service of Invesco as interim investment sub-adviser, was in the best interests of the Remaining Funds.

•	The Duration of the Interim Agreements. The Claymore Board considered that the applicable Interim Agreement was for a limited term and would terminate upon the earlier of: (a) 150 calendar days after its effective date and (b) the approval of the Reorganization by shareholders of the Remaining Fund (such period, the “Interim Period”). In addition, the Interim Agreement can be terminated by a Remaining Fund at any time upon 10 days’ notice.

•	Compliance with Rule 15a-4. The Claymore Board took into account the terms of the Interim Agreements, as well as the representations received that the Interim Agreements comply with the requirements of Rule 15a-4 under the 1940 Act, which allow a fund to put in place an interim agreement without a shareholder vote in certain circumstances.

•	Reputation, Financial Strength and Resources of GFIA and Invesco. The Claymore Board considered the comprehensive information provided, including (a) GFIA’s experience in managing the Remaining Funds, (b) Invesco’s decade long commitment to the ETF category with significant investments and market success and Invesco’s client outcome philosophy combined with the firm’s breadth of investment capabilities, and (c) the resources of GFIA and Invesco, respectively, to support the services to be provided under the Interim Agreements. The Claymore Board also took into account the assessment performed by Guggenheim of Invesco’s capabilities and Guggenheim’s belief that Invesco has sufficient resources to provide the services required under the Interim Invesco Agreements.

•	Nature, Extent and Quality of Services to Be Provided to the Remaining Funds. The Claymore Board considered the capabilities of GFIA to provide the services under the Interim Guggenheim Agreements following the Closing, including the personnel who would oversee the sub-advisory activities. The Claymore Board also took into consideration that the Remaining Funds would remain on the Guggenheim platform and have the same officers and infrastructure for overseeing the funds, including the same Chief Compliance Officer and risk management personnel. The Claymore Board also considered the responsibilities under the Interim Guggenheim Agreements that would be delegated to Invesco, and the capability of Invesco to fulfill those duties. As a part of that consideration the Claymore Board considered the previously provided materials that addressed Invesco’s risk oversight, legal, compliance and governance functions, Invesco’s “tone at the top,” and Invesco’s compliance policies and procedures and risk programs, including policies and procedures designed to minimize conflicts of interest among any of the self-indexed funds and affiliated accounts. The Claymore Board also considered the steps taken by Guggenheim and Invesco to coordinate activities during the term of the Interim Agreements to ensure the uninterrupted provision of services to the Remaining Funds following the Closing. In addition, the Claymore Board took into account the assessment by the Claymore Funds’ Chief Compliance Officer that Invesco’s compliance program appears to be reasonably designed to prevent, detect and correct violations of the federal securities laws.

•	Self-Indexing Capabilities of Invesco. With respect to each Remaining Fund that is self-indexed, the Claymore Board considered information previously provided with respect to the resources and capabilities of Invesco Indexing, a wholly-owned subsidiary of Invesco, which will support the operation of the Remaining Funds that are self-indexed.

•	Management Fees and Compensation to be Paid under the Interim Agreements. With respect to the management fees and sub-advisory fees for the Remaining Funds under the Interim Agreements, the Claymore Board considered that the compensation to be received under the Interim Guggenheim Agreements is no greater than the compensation that would have been received under the current Advisory Agreements with GFIA, which had most recently been approved as a part of the 2017 Contract Review. In particular, the Claymore Board noted that, as to each of the Remaining Funds subject to a unitary fee, GFIA would receive a fee equal to the Remaining Fund’s expenses paid by GFIA to the Fund’s service providers that are not affiliates of GFIA and that GFIA would not receive a fee from the Remaining Funds that are not subject to a unitary fee. With respect to the latter group of Remaining Funds, the Claymore Board also noted that the expenses of each such Remaining Fund would continue to be subject to such Remaining Fund’s expense cap for the duration of the applicable Interim Agreements. In addition, the Claymore Board noted that no sub-advisory fees would be paid by GFIA to IPCM. The Claymore Board determined that, as to each Interim Agreement, taking into account all relevant factors, the fees were reasonable.

Remaining Funds:

Claymore Exchange-Traded Fund Trust:
Guggenheim BulletShares 2025 High Yield Corporate Bond ETF (BSJP)
Guggenheim BRIC ETF (EEB)
Guggenheim Raymond James SB-1 Equity ETF (RYJ)
Wilshire US REIT ETF (WREI)

Claymore Exchange-Traded Fund Trust 2:
Guggenheim Canadian Energy Income ETF (ENY)
Guggenheim China Small Cap ETF (HAO)
Guggenheim China Technology ETF (CQQQ)
Guggenheim S&P High Income Infrastructure ETF (GHII)
Guggenheim Solar ETF (TAN)

84 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

TRUST INFORMATION	February 28, 2018

Board of Trustees	Principal Executive Officers	Investment Adviser	Accounting Agent,
Randall C. Barnes Donald A. Chubb, Jr. Jerry B. Farley Roman Friedrich III Robert B. Karn III Amy J. Lee* Ronald A. Nyberg Maynard F. Oliverius Ronald E. Toupin, Jr., Chairman

Brian E. Binder

President and Chief

Executive Officer

Joanna M. Catalucci

Chief Compliance Officer

Amy J. Lee

Chief Legal Officer

Mark E. Mathiasen

Secretary

John L. Sullivan

Chief Financial Officer,

Chief Accounting Officer

and Treasurer

Guggenheim Funds

Investment Advisors, LLC

Chicago, IL

Investment Adviser

(for Guggenheim Total

Return Bond ETF)

Guggenheim Partners

Investment

Management, LLC

Santa Monica, CA

Distributor

Guggenheim Funds

Distributors, LLC

Chicago, IL

Administrator

MUFG Investor Services

(US), LLC

Rockville, MD

Custodian and Transfer Agent The Bank of New York Mellon Corp. New York, NY Legal Counsel Dechert LLP New York, NY Independent Registered Public Accounting Firm Ernst & Young LLP Tysons, VA
* Trustee is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of her position as Senior Vice President and Secretary of Guggenheim Funds Investment Advisors, LLC and Vice President, General Counsel and Secretary of the Distributor.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT | 85

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)	February 28, 2018

Our Commitment to You
When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You
In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information
As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties.

In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions
We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means you are already opted out.

How We Protect Privacy Online
Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

Questions concerning your shares of the Trust?

• If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (800)345-7999.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, by visiting Guggenheim Investments’ website at guggenheiminvestments.com or by accessing the Funds’ Form N-PX on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Investments’ website at guggenheiminvestments.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

86 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 SEMIANNUAL REPORT

This Page Intentionally Left Blank.

ABOUT THE TRUST ADVISER

Guggenheim Funds Investment Advisors, LLC
Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) manages the investment and reinvestment of certain Funds’ assets and administers the affairs of such Funds to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies. The Investment Adviser and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. The Investment Adviser is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $305 billion in total assets as of December 31, 2017. Guggenheim Partners, LLC, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Portfolio Management
The portfolio managers who are currently responsible for the day-to-day management of Guggenheim China All-Cap ETF, Guggenheim China Technology ETF, Guggenheim Solar ETF, Guggenheim S&P High Income Infrastructure ETF and Guggenheim S&P Global Water Index ETF’s portfolios are Michael P. Byrum, CFA, James R. King, CFA, and Cindy Gao. The portfolio managers who are currently responsible for the day-to-day management of Guggenheim U.S. Large Cap Optimized Volatility ETF’s portfolio are Michael P. Byrum, CFA, James R. King, CFA, and Adrian Bachman, CFA. Mr. Byrum is a Senior Managing Director and Portfolio Manager of Guggenheim Investments and joined Guggenheim Investments in 1993. Mr. Byrum holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts. Mr. King is a Managing Director and Portfolio Manager of Guggenheim Investments and rejoined Guggenheim Investments in 2011 as the lead portfolio manager for exchange-traded products. Mr. King holds a bachelor’s degree in finance from the University of Maryland, and has earned the Chartered Financial Analyst designation. Ms. Gao is a Vice President of Guggenheim Investments and joined Guggenheim Investments in December of 2010. Ms. Gao received a M.S. in Accounting from the University of Illinois at Chicago. Mr. Bachman is a Director and Portfolio Manager of Guggenheim Investments and joined Guggenheim in August of 2014. Mr. Bachman has a bachelor’s degree in finance and international business from the University of Maryland, College Park and has earned the Chartered Financial Analysis designation.

The portfolio managers who are currently responsible for the day-to-day management of the Guggenheim Total Return Bond ETF are B. Scott Minerd, Anne Walsh, CFA, James Michal, Steve Brown, CFA, and Adam Bloch. Messrs. Minerd, Michal and Brown and Ms. Walsh have each managed the Fund’s portfolio since the Fund’s inception in February 2016. Mr. Bloch has managed the Fund’s portfolio since January 2017. Mr. Minerd is the Global Chief Investment Officer of Guggenheim Investments and joined Guggenheim Investments in 1998. Mr. Minerd is a member of the Portfolio Construction Group and guides the investment strategies of the sector portfolio managers. Mr. Minerd holds a B.S. degree in Economics from the Wharton School, University of Pennsylvania, and has completed graduate work at the University of Chicago Graduate School of Business and the Wharton School, University of Pennsylvania. Ms. Walsh is a Senior Managing Director and Assistant Chief Investment Officer of Guggenheim Investments and joined the firm in 2007. Ms. Walsh is head of the Portfolio Construction Group where she oversees more than $60 billion in fixed-income investments including Agencies, Credit, Municipals, Residential Mortgage Backed Securities, Commercial Mortgage Backed Securities and Asset Backed Securities across several Guggenheim affiliates. Ms. Walsh received her BSBA and MBA from Auburn University and her J.D. from the University of Miami School of Law. Mr. Michal is a Senior Managing Director and Portfolio Manager at Guggenheim Investments and joined the firm in 2008. Mr. Michal is dedicated to portfolio management for Guggenheim Investments’ Total Return mandates. Mr. Michal earned a BSBA in Finance and International Business from Georgetown University. Mr. Brown is a Managing Director and Portfolio Manager at Guggenheim Investments and joined the firm in 2010. Mr. Brown is a part of the Portfolio Management team for Guggenheim Investments’ Active Fixed-Income and Total Return mandates. Mr. Brown earned a BS in Finance from Indiana University’s Kelley School of Business. Mr. Bloch is a Director and Portfolio Manager at Guggenheim Investments and joined the firm in 2012. Mr. Bloch works directly with sector traders, research heads, and risk managers and is responsible for buy and sell recommendations, day-to-day risk monitoring, and various special projects for Guggenheim Investments’ Total Return mandates. Mr. Bloch graduated from the University of Pennsylvania.

Claymore Exchange-Traded Fund Trust 2 Overview
The Claymore Exchange-Traded Fund Trust 2 (the “Trust”) is an investment company complex consisting of 14 separate exchange-traded “funds” as of February 28, 2018. The investment objective of each of the index funds is to correspond generally to the performance, before fees and expenses, of a specified market index.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the Fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://guggenheiminvestments.com or by calling (800)345-7999. Please read the prospectus carefully before investing. All Funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the Funds.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(04/18)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

ETF-002-SAR-0218

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not Applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.
Item 13.  Exhibits.
(a)(1) Not Applicable.
(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-  under the Investment Company Act.
(a)(3) Not Applicable.
(b)     Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Claymore Exchange-Traded Fund Trust 2
By:       /s/ Brian E. Binder
Name: Brian E. Binder
Title:   President and Chief Executive Officer
Date:   5/7/2018
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:      /s/ Brian E. Binder
Name: Brian E. Binder
Title:   President and Chief Executive Officer
Date:   5/7/2018
By:      /s/ John L. Sullivan
Name: John L. Sullivan
Title:   Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:   5/7/2018